                                                                 EXHIBIT 10.16.1

        ==============================================================


                         LICENSE ACQUISITION AGREEMENT

                                    between

                              WIRELESS 2000, INC.

                                      and


                              TELECORP PCS, INC.

                         Dated as of December 2, 1998

        ===============================================================

                               TABLE OF CONTENTS

ARTICLE I      DEFINITIONS............................................................................   1

ARTICLE II     PURCHASE AND SALE OF LICENSES; PAYMENT OF  CONSIDERATION;
               CERTAIN RESTRICTIONS ON TRANSFER.......................................................   5

    2.1   Purchase and Sale of Licenses...............................................................   5

    2.2   Payment of Consideration....................................................................   5

    2.3   Restrictive Legends.........................................................................   5

ARTICLE III    CLOSING................................................................................   6

    3.1   Time and Place of Closing...................................................................   6

    3.2   Closing Actions and Deliveries..............................................................   7

          (1)  Assignment of Licenses.................................................................   7

          (2)  Delivery of Securities and Reimbursements..............................................   7

          (3)  Assumption of Indebtedness.............................................................   7

          (4)  Other Deliveries.......................................................................   7

    3.3   Payment of Transfer Taxes...................................................................   8

ARTICLE IV     REPRESENTATIONS AND WARRANTIES OF WIRELESS.............................................   8

    4.1   Organization, Power and Authority...........................................................   8

    4.2   Consents; No Conflicts......................................................................   9

    4.3   Litigation..................................................................................   9

    4.4   FCC Compliance..............................................................................   9

    4.5   Brokers.....................................................................................  10

    4.6   Disaggregated Licenses......................................................................  10

    4.7   No Distribution.............................................................................  10

    4.8   Investor Acknowledgments....................................................................  10

ARTICLE V      REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................................  11

    5.1   Organization, Power and Authority...........................................................  11

    5.2   Consents; No Conflicts......................................................................  12

                               TABLE OF CONTENTS

    5.3   Litigation....................................................................................  13

    5.4   FCC Compliance................................................................................  13

    5.5   Brokers.......................................................................................  13

    5.6   Capitalization................................................................................  13

    5.7   Shares........................................................................................  13

    5.8   Offering of Securities........................................................................  13

    5.9   Stockholders Agreements.......................................................................  14

ARTICLE VI     COVENANTS................................................................................  14

    6.1   Consummation of Transactions..................................................................  14

    6.2   Confidentiality...............................................................................  15

    6.3   Certain Covenants.............................................................................  16

    6.4   Settlement with Century.......................................................................  17

    6.5   Certain Advances for FCC Debt Interest Payments...............................................  17

ARTICLE VII    CLOSING CONDITIONS.......................................................................  19

    7.1   Conditions to Obligations of All Parties......................................................  19

    7.2   Conditions to Obligations of the Company......................................................  20

    7.3   Conditions to the Obligations of Wireless.....................................................  21

ARTICLE VIII   SURVIVAL AND INDEMNIFICATION.............................................................  21

    8.1   Survival......................................................................................  21

    8.2   Indemnification by Wireless...................................................................  22

    8.3   Indemnification by the Company................................................................  22

    8.4   Procedures....................................................................................  22

    8.5   Registration Rights...........................................................................  24

ARTICLE IX     TERMINATION..............................................................................  24

    9.1   Termination...................................................................................  24

    9.2   Effect of Termination.........................................................................  24

ARTICLE X      MISCELLANEOUS PROVISIONS.................................................................  25

                               TABLE OF CONTENTS

10.1  Amendment and Modification..................................................................  25

10.2  Waiver of Compliance; Consents..............................................................  25

10.3  Notices.....................................................................................  25

10.4  Parties in Interest; Assignment.............................................................  26

10.5  Applicable Law..............................................................................  26

10.6  Counterparts................................................................................  26

10.7  Interpretation..............................................................................  26

10.8  Entire Agreement............................................................................  27

10.9  Publicity...................................................................................  27

10.10 Specific Performance........................................................................  27

10.11 Remedies Cumulative.........................................................................  27

                            SCHEDULES AND EXHIBITS
                            ----------------------

Schedule I        Wireless Licenses
Schedule II       FCC Debt Related to Wireless Licenses
Schedule 2.2(3)   Monroe Reimbursement and FCC Paid Interest
Schedule 4.2      Wireless Consents
Schedule 4.3      Wireless Litigation
Schedule 4.6      Wireless FCC Proceedings
Schedule 5.2      Company Consents
Schedule 5.6      Company Capitalization



Exhibit A       Form of Disaggregated License Transfer
Exhibit B       Form of Wireless' FCC Opinion
Exhibit C       Form of Wireless' Counsel Opinion
Exhibit D       Form of Company's Counsel Opinion
Exhibit 6.5(a)  Form of Security Agreement
Exhibit 6.5(b)  Form of Stock Pledge Agreement

                         LICENSE ACQUISITION AGREEMENT
                         -----------------------------

          LICENSE ACQUISITION AGREEMENT, dated as of December 2, 1998, between WIRELESS 2000, INC., a Louisiana corporation ("Wireless"), and TELECORP PCS,
                                               --------
INC., a Delaware corporation (the "Company").
                                   -------

          WHEREAS, Wireless has been granted the PCS licenses described on
Schedule I (the "Wireless Licenses"); and
----------       -----------------

          WHEREAS, Wireless wishes to sell to the Company, and the Company wishes to acquire from Wireless, a disaggregated 15 MHz of each of the Wireless Licenses, all on the terms and subject to the conditions herein set forth;

          NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants, conditions and agreements hereinafter set forth, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          As used herein, the following terms have the following meanings (unless indicated otherwise, all Section and Article references are to Sections and Articles in this Agreement, and all Schedule and Exhibit references are to Schedules and Exhibits to this Agreement):

          "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with that Person. For purposes of this definition, "control" (including the terms "controlling" and "controlled") means
             -------                        -----------       ----------
the power to direct or cause the direction of the management and policies of a Person, directly or indirectly, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

          "Changes in Company Capitalization" shall mean any change in the
           ---------------------------------
Company's issued and outstanding capital stock to give effect to any share dividend, share split, share combination, recapitalization or other similar change in the capital structure of the Company after the execution date hereof and prior to the Closing.

          "Claim" has the meaning set forth in Section 8.5.
           -----

          "Closing" has the meaning set forth in Section 3.1.
           -------

          "Closing Date" has the meaning set forth in Section 3.1.
           ------------

          "Common Stock" means, collectively, the Voting Common Stock and the
           ------------
Non-Voting Common Stock.

          "Company" has the meaning set forth in the preamble.
           -------

          "Confidential Information" means any and all information regarding the
           ------------------------
business, finances, operations, products, services and customers of the Person specified and its Affiliates, in written or oral form or in any other medium.

          "Consents" means all consents and approvals of Governmental
           --------
Authorities or other third parties necessary to authorize, approve or permit the parties hereto to consummate the Transactions and for the Company to operate its business after the Closing Date as currently contemplated.

          "Disaggregated Licenses" has the meaning set forth in Section 2.1.
           ----------------------

          "Excluded Liability" has the meaning set forth in Section 3.2(3).
           ------------------

          "FCC" means the Federal Communications Commission or similar
           ---
regulatory authority established in replacement thereof.

          "FCC Debt" means the outstanding principal balance of Seven Million
           --------
Four Hundred Forty-Nine Thousand One Hundred Ninety and 27/100 Dollars ($7,449,190.27) due to the United States Department of the Treasury incurred in connection with Wireless's acquisition of the Disaggregated Licenses, plus all accrued and/or "suspended" interest, if any, attributable to the Disaggregated Licenses, as of the Closing Date. A copy of the promissory notes and security agreements executed by Wireless and delivered to the FCC related to Wireless' acquisition of the Wireless Licenses is set forth on Schedule II attached hereto.

          "FCC Law" means the Communications Act of 1934, as amended, including
           -------
as amended by the Telecommunications Act of 1996, and the rules, regulations and policies promulgated thereunder.

          "Final Order" has the meaning set forth in Section 7.1(b).
           -----------

          "Governmental Authority" means a Federal, state or local court,
           ----------------------
legislature, governmental agency (including, without limitation, the United States Department of Justice), commission or regulatory or administrative authority or instrumentality.

          "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of
           -------
1976, as amended, and the rules and regulations promulgated thereunder.

          "Indemnified Party" has the meaning set forth in Section 8.4.
           -----------------

          "Indemnifying Party" has the meaning set forth in Section 8.4.
           ------------------

          "Law" means applicable common law and any statute, ordinance, code or
           ---
other law, rule, permit, permit condition, regulation, order, decree, technical or other standard, requirement or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority.

          "License" means a license, permit, certificate of authority, waiver,
           -------
approval, certificate of public convenience and necessity, registration or other authorization, consent or clearance to construct or operate a facility, including any emissions, discharges or releases therefrom, or to transact an activity or business, to construct a tower or to use an asset or process, in each case issued or granted by a Governmental Authority.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge,
           ----
charge, security interest, right of first refusal or right of others therein, or encumbrance of any nature whatsoever in respect of such asset.

          "Losses" has the meaning set forth in Section 8.2.
           ------

          "Material Adverse Effect" means a material adverse effect on the
           -----------------------
business, financial condition, assets, liabilities or results of operations or prospects of the Person specified.

          "Monroe License" means the C Block PCS license covering Monroe, LA, as
           --------------
set forth in Schedule I hereto.

          "Monroe Reimbursement" means the reimbursement for actual costs
           --------------------
incurred by Wireless as of the Closing Date for microwave relocation associated with the Monroe License, up to a total of Two Hundred Thousand Dollars ($200,000).

          "New York Courts" has the meaning set forth in Section 10.5.
           ---------------

          "Non-Voting Common Stock" means the Company's Class B Non-Voting
           -----------------------
Common Stock, par value $.01 per share.

          "Person" means an individual, corporation, partnership, limited
           ------
liability company, association, joint stock company, Governmental Authority, business trust, unincorporated organization, or other legal entity.

          "Pledge Agreement" means that certain pledge agreement by and among
           ----------------
the stockholders of Wireless identified therein and the Company executed and delivered pursuant to Section 6.5 below.

          "Pops" means the Paul Kagan Associates, Inc. estimate of the 1997
           ----
population of a geographic area.

          "Preferred Stock" means the shares of Series A Preferred Stock, Series
           ---------------
C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock of the Company.

          "Representatives" has the meaning set forth in Section 6.2(a).
           ---------------

          "Restated Certificate" means the Amended and Restated Certificate of
           --------------------
Incorporation of the Company filed with the office of the Secretary of State of the State of Delaware on July 17, 1998.

          "Section 8.2 Indemnified Party" has the meaning set forth in Section
           -----------------------------
8.2.

          "Section 8.3 Indemnified Party" has the meaning set forth in Section
           -----------------------------
8.3.

          "Security Agreement" means that certain security agreement executed
           ------------------
and delivered by Wireless and the Company pursuant to Section 6.5 below.

          "Securities" means the shares of Series C Preferred Stock and Class A
           ----------
Voting Common Stock being issued hereunder, together with any shares of Common Stock issued upon conversion of shares of Series C Preferred Stock.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Series C Preferred Stock" has the meaning set forth in Section 2.2.
           ------------------------

          "Stockholders Agreements" mean the (i) Stockholders Agreement by and
           -----------------------
among AT&T Wireless PCS Inc., TWR Cellular, Inc., certain Cash Equity Investors, and certain Management Stockholders, each as further identified therein (the "Stockholders Agreement"), and (ii) the Investors Stockholders Agreement by and among AT&T Wireless PCS Inc., and certain Cash Equity Investors and Management Stockholders, each as further identified therein (the "Investors Stockholders Agreement"), each of which is dated July 17, 1998.

          "Subsidiary" shall mean, with respect to any Person, a corporation or
           ----------
other entity of which 50% or more of the voting power or the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

          "THC" shall mean TeleCorp Holding Corp., Inc., a Delaware corporation
           ---
and wholly-owned subsidiary of the Company.

          "Transactions" means the transactions contemplated by this Agreement,
           ------------
the Security Agreement, the Pledge Agreement and the Stockholders Agreements.

          "Voting Common Stock" has the meaning set forth in Section 2.2.
           -------------------

          "Voting Preference Stock" means the Company's Voting Preference Common
           -----------------------
 Stock, par value $.01 per share.

          "Wireless" has the meaning set forth in the preamble.
           --------

          "Disaggregated License Transfer" has the meaning set forth in Section
           ------------------------------
3.2(a).

          "Wireless Licenses" has the meaning set forth in the first recital.
           -----------------


                                  ARTICLE II

           PURCHASE AND SALE OF LICENSES; PAYMENT OF CONSIDERATION;
           -------------------------------------------------------
                       CERTAIN RESTRICTIONS ON TRANSFER
                       --------------------------------

     2.1  Purchase and Sale of Licenses. Upon the terms and subject to the
          -----------------------------
conditions hereof and in reliance upon the representations, warranties and agreements herein contained, at the Closing, Wireless shall sell, transfer, assign, convey and deliver to THC (or its qualified designee), free and clear of all Liens (other than Liens securing the indebtedness to be assumed by THC (or its qualified designee) pursuant to Section 2.2), and the Company and/or THC, as applicable, agrees to purchase, acquire and accept from Wireless, a disaggregated 15 MHz of each of the Wireless Licenses in the respective frequencies identified on Schedule I (the "Disaggregated Licenses").
                                           ----------------------

     2.2  Payment of Consideration. Upon the terms and subject to the conditions
          ------------------------
hereof and in reliance upon the representations, warranties and agreements herein contained, at the Closing, in consideration of the assignment of the Disaggregated Licenses, the Company shall do the following (collectively, the "Purchase Price"):
 --------------

          (1) the Company shall cause THC (or its qualified designee) to assume the FCC Debt on such terms and conditions in accordance with Section 7.2(7) below;

          (2) the Company shall issue, sell and deliver to Wireless (i) Five Hundred Forty-Five and 20/100 (545.20) shares of Series C Preferred Stock, par value $.01 per share ("Series C Preferred Stock"), of the Company, and (ii) Five
                       ------------------------
Hundred Thirty and 40/100 (530.40) shares of Class A Voting Common Stock, par value $.01 per share ("Voting Common Stock"), of the Company, subject to
                       -------------------
adjustment for any Changes in Company Capitalization; and

          (3) the Company shall reimburse Wireless for (i) the Monroe Reimbursement, and (ii) all interest (including all accrued and/or "suspended" interest, but not including interest paid through advances pursuant to Section
6.5 below) related to the Disaggregated Licenses that Wireless has paid, as of the Closing, to the FCC (the "FCC Paid Interest"), each of which is further
                              -----------------
detailed on Schedule 2.2(3).
            ---------------

     2.3  Restrictive Legends. Each certificate representing Securities
          -------------------
(including the Securities
originally issued hereunder or delivered upon conversion of the Series C Preferred Stock, or delivered in substitution or exchange for any of the foregoing) will bear a legend reading substantially as follows until such Securities have been sold pursuant to an effective registration statement under the Securities Act, Rule 144 under the Securities Act, or an opinion of counsel reasonably satisfactory in form and substance to the Company and otherwise in full compliance with any other applicable restrictions on transfer, including those contained in this Agreement and the Stockholders Agreements:

               (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS' AGREEMENT DATED AS OF JULY 17, 1998, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY AND WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST. SUCH STOCKHOLDERS' AGREEMENT PROVIDES, AMONG OTHER THINGS, FOR THE GRANTING OF CERTAIN RESTRICTIONS ON THE SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE, AND THAT UNDER CERTAIN CIRCUMSTANCES, THE HOLDER HEREOF MAY BE REQUIRED TO SELL THE SHARES REPRESENTED BY THIS CERTIFICATE. BY ACCEPTANCE OF THIS CERTIFICATE, EACH HOLDER HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF SUCH STOCKHOLDERS' AGREEMENT. THE COMPANY RESERVES THE RIGHT TO REFUSE TO TRANSFER THE SHARES REPRESENTED BY THIS CERTIFICATE UNLESS AND UNTIL THE CONDITIONS TO TRANSFER SET FORTH IN SUCH STOCKHOLDERS' AGREEMENT HAVE BEEN FULFILLED"; AND

               (b) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE 'ACT'), OR UNDER ANY STATE SECURITIES OR 'BLUE SKY' LAWS. SAID SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNLESS AND UNTIL REGISTERED UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR 'BLUE SKY' LAWS OR EXEMPTED THEREFROM UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES OR 'BLUE SKY' LAWS."

                                  ARTICLE III

                                    CLOSING
                                    -------

     3.1 Time and Place of Closing. Upon the terms and subject to the conditions
         -------------------------
hereof, the closing of the Transactions (the "Closing") shall take place at the
                                              -------
offices of McDermott, Will & Emery, 28 State Street, Boston, MA at 10:00 a.m. local time on the twelfth business day following the date of receipt of the last Consent required by subsections (1) through (3) of Section 7.1, or at such other place and/or time and/or on such other date as the parties may agree or as may be necessary to permit the fulfillment or waiver of the conditions set forth in Article VII (the "Closing
                                                                       -------
Date").
-----

     3.2 Closing Actions and Deliveries. Upon the terms and subject to the
         ------------------------------
satisfaction or waiver by the appropriate party, if applicable, of the conditions set forth in Article VII, to effect the purchase and sale of the Disaggregated Licenses and the issuance of the Securities and the delivery of the Monroe Reimbursement and the FCC Paid Interest in consideration therefor, the parties shall on the Closing Date take the following actions:

          (1) Assignment of Licenses. Wireless shall execute and deliver to the
              ----------------------
Company one or more instruments of assignment, substantially in the form of Exhibit A, sufficient to assign to THC (or its qualified designee) the
---------
Disaggregated Licenses (such assignment being herein referred to as the "Disaggregated License Transfer").
 ------------------------------

          (2) Delivery of Securities and Reimbursements. The Company shall
              -----------------------------------------
deliver to Wireless by wire transfer or other form of immediately available funds the Monroe Reimbursement and the FCC Paid Interest, and certificates, duly executed by authorized signatories of the Company, representing the Securities to be issued to Wireless in accordance with the terms of Section 2.2.

          (3) Assumption of Indebtedness. (a) The Company shall cause THC (or
              --------------------------
its qualified designee) to execute and deliver to Wireless or the FCC, as the case may be, an instrument of assumption by THC (or its qualified designee) of the FCC Debt pursuant to Section 2.2 and in accordance with Section 7.2(7) below; and (b) Wireless shall receive evidence of cancellation of the FCC Debt or release from liability therefrom, in form and substance reasonably satisfactory to Wireless. Except for the specific assumption of the FCC Debt by THC (or its qualified designee) pursuant to this Section, the Company shall not assume or have any responsibility with respect to any obligation or liability of Wireless whatsoever (singularly, an "Excluded Liability").

          (4) Other Deliveries. The parties shall execute and deliver or cause
              ----------------
to be executed and delivered all other documents, instruments, opinions and certificates contemplated by this Agreement, the Security Agreement, the Pledge Agreement or the Stockholders Agreements to be delivered at the Closing or necessary and appropriate in order to consummate the Transactions contemplated to be consummated on the Closing Date.

          3.3 Payment of Transfer Taxes. The Company shall pay or cause to be
              -------------------------
paid at the Closing or, if due thereafter, promptly when due, all gross receipts taxes, gains taxes (including, without limitation, real property gains tax or other similar taxes), transfer taxes, sales taxes, stamp taxes, and any other taxes, but excluding any Federal, State or local income taxes payable in connection with the transfer of the Disaggregated Licenses.

                                  ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF WIRELESS
                  ------------------------------------------

Wireless represents and warrants to the Company as follows:

     4.1    Organization, Power and Authority.
            ---------------------------------

          (1) It is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

          (2) It has the requisite power and authority to execute, deliver and perform this Agreement, the Security Agreement, each of the Stockholders Agreements and each other instrument, document, certificate and agreement required or contemplated to be executed, delivered and performed by it hereunder and thereunder to which it is or will be a party.

          (3) It is duly qualified to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary other than any such jurisdiction in which the failure to be so qualified would not have a Material Adverse Effect on it or materially adversely affect the Transactions or its ability to perform its obligations under this Agreement, the Security Agreement and the Stockholders Agreements.

          (4) The execution and delivery of this Agreement, the Security Agreement and the Stockholders Agreements by it and the consummation of the Transactions by it have been duly and validly authorized by its Board of Directors (or equivalent body) and no other proceedings on its part which have not been taken (including, without limitation, approval of its stockholders, partners or members) are necessary to authorize this Agreement, the Security Agreement and the Stockholders Agreements or to consummate the Transactions.

          (5) This Agreement has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity. The Stockholders Agreements shall be duly executed and delivered by it at the Closing and the Security

Agreement shall be duly executed and delivered as required under Section 6.5(2) below and, upon such execution and delivery, each shall constitute its valid and binding obligation, enforceable against it in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity.

               (6) As of the Closing Date, after giving effect to the Transactions, it is not in breach of any obligation under this Agreement, the Security Agreement or either of the Stockholders Agreements.

          4.2 Consents; No Conflicts. Neither the execution, delivery and
              ----------------------
performance by it of this Agreement, the Security Agreement or the Stockholders Agreements nor the consummation of the Transactions will (a) conflict with, or result in a breach or violation of, any provision of its organizational documents; (b) except as set forth on Schedule 4.2, constitute, with or without the giving of notice or passage of time or both, a breach, violation or default, create a Lien (except as contemplated by the Security Agreement), or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under (i) any Law or License or (ii) any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon it or any of its assets; or (c) require any Consent, other than those set forth on Schedule 4.2 or the approval of its
                                       ------------
members, managers or similar constituent bodies, as the case may be (which approvals have been obtained), except in each case, where such breach, violation, default, Lien, right, or the failure to obtain or give such Consent would not have a Material Adverse Effect on it or materially adversely affect the Transactions or its ability to perform its obligations under this Agreement. To its knowledge, except as set forth on Schedule 4.2, there is no fact relating
                                         ------------
to it or its Affiliates that would be reasonably expected to prevent it from consummating the Transactions or performing its obligations under the Stockholders Agreements or disqualify the Company from obtaining the Consents (including without limitation, FCC Consent) required in order to consummate the Disaggregated License Transfer as provided for in this Agreement.

          4.3 Litigation. Except as set forth on Schedule 4.3, there is no
              ----------                         ------------
action, proceeding or investigation pending or, to its knowledge, threatened against it or any of its properties or assets that would be reasonably expected to have an adverse effect on its ability to consummate the Transactions or to fulfill its obligations under this Agreement, the Security Agreement or the Stockholders Agreements, or which seeks to prevent or challenge the Transactions.

          4.4 FCC Compliance. Assuming the Company utilizes a control group that
              --------------
complies with FCC Law Section 24.709(b)(3)(iii) and otherwise complies with all applicable FCC Laws, Wireless' contemplated ownership in the Company as a result of closing pursuant to this Agreement will be less than twenty-five percent (25%) and shall not limit the Company's (a) eligibility to hold PCS licenses, either generally or with respect to the Disaggregated Licenses, or (b) qualification with all FCC eligibility rules governing the Disaggregated Licenses including (i) designated entity status generally, (ii) entitlement to the preferred interest rate, bid credit and installment payment provisions currently in effect for the Disaggregated Licenses, (iii) foreign ownership restrictions and (iv) the FCC's CMRS spectrum cap.

          4.5 Brokers. It has not employed any broker, finder or investment
              -------
banker or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the Transactions.

          4.6 Disaggregated Licenses. It is the authorized legal holder, free
              ----------------------
and clear of any Liens (other than Liens securing the indebtedness to be assumed by THC (or its qualified designee) pursuant to Section 2.2), of the Wireless Licenses (and the Disaggregated Licenses as of Closing), true and correct copies of which are attached to Schedule I. The Wireless Licenses are, and on the
                         ----------
Closing Date each of the Disaggregated Licenses will be, valid and in full force and effect. Except as set forth on Schedule 4.6 and for proceedings affecting
                                   ------------
the PCS or wireless communications services industry generally, there is not pending, nor to the knowledge of Wireless, threatened against Wireless or against the Wireless Licenses (or the Disaggregated Licenses as of Closing), any application, action, petition, objection or other pleading, or any proceeding with the FCC which questions or contests the validity of, or seeks the revocation, nonrenewal or suspension of, any of the Wireless Licenses (or any of the Disaggregated Licenses as of Closing), which seeks the imposition of any modification or amendment with respect thereto, or which would have a Material Adverse Effect on the ability of the Company to employ the Disaggregated Licenses in its business. The Wireless Licenses are not, and as of Closing the Disaggregated Licenses will not be, subject to any conditions other than those appearing on the face of the Licenses themselves and those imposed by FCC Law.

          4.7 No Distribution. It is acquiring the Securities to be acquired by
              ---------------
it hereunder for the purpose of investment and not with a view to or for sale in connection with any distribution thereof (other than in compliance with the Securities Act and all applicable state securities laws).

          4.8 Investor Acknowledgments.
              ------------------------

               (1) It is an "accredited investor" as defined in Regulation D of the Securities Act. Its representatives have been provided an opportunity to ask questions of, and have received answers thereto from, the Company and its representatives regarding the terms and conditions of its acquisition of the Securities, and the Company and its proposed business generally, and have obtained all additional information requested by it to verify the accuracy of all information furnished to it in connection with such purchase.

               (2) It has such knowledge and experience in financial and business affairs that it is capable of evaluating the merits and risks of acquiring the Securities it is acquiring hereunder.

               (3) It is not relying on and acknowledges that no representation is being made by the Company or any of its officers, employees, Affiliates, agents or representatives, except for representations and warranties expressly set forth in this Agreement and the Stockholders Agreements, and, in particular, it is not relying on, and acknowledges that no representation is being made in respect of, (x) any projections, estimates or budgets delivered to or made available to them of future revenues, expenses or expenditures, or future results of operations and (y) any other information or documents delivered or made available to it or its representatives, except for representations and warranties expressly set forth in this Agreement and the Stockholders Agreements.

          (4) In deciding to invest in the Company, it has relied exclusively on the representations and warranties expressly set forth in this Agreement and the Stockholders Agreements, investigations made by itself and its representatives and its and such representatives' knowledge of the industry in which the Company proposes to operate. Based solely on such representations and warranties and such investigations and knowledge, it has determined that the Securities it is acquiring are a suitable investment for it.


                                   ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

The Company represents and warrants to Wireless as follows:

     5.1 Organization, Power and Authority.
         ---------------------------------

          (1) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and proposed to be conducted. The Company has furnished to Wireless a true and correct copy of its Certificate of Incorporation and Bylaws, as in effect on the date hereof and as of the Closing Date.

          (2) It has the requisite corporate power and authority to execute, deliver and perform this Agreement, the Security Agreement and each of the Stockholders Agreements, and each other instrument, document, certificate and agreement required or contemplated to be executed, delivered and performed by it hereunder and thereunder to which it is or will be a party.

          (3) The Company is duly qualified to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary other than any such jurisdiction in which the failure to be so qualified would not have a Material Adverse Effect on the Company or materially adversely affect the Transactions or its ability to perform its obligations under this Agreement, the Security Agreement and the Stockholders Agreements.

          (4) The execution and delivery of this Agreement and the Security Agreement by the Company and the consummation of the Transactions by the Company have been duly and validly authorized by the Board of Directors of the Company and no other proceedings on the part of the Company which have not been taken (including, without limitation, approval of its shareholders) are necessary to authorize this Agreement or to consummate the Transactions.

               (5) This Agreement and the Stockholders Agreements have been duly executed and delivered by the Company and constitute the valid and binding obligation of the Company, enforceable against it in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity. The Security Agreement shall be duly executed and delivered by the Company as required under Section 6.5(2) below and, upon such execution and delivery, shall constitute its valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity.

               (6) As of the Closing, after giving effect to the Transactions, the Company is not in breach of any obligation under this Agreement or either of the Stockholders Agreements.

     5.2  Consents; No Conflicts. Neither the execution, delivery and
          ----------------------
performance by the Company of this Agreement, the Security Agreement and the Stockholders Agreements nor the consummation of the Transactions will (a) conflict with, or result in a breach or violation of, any provision of the Company's organizational documents; (b) constitute, with or without the giving of notice or passage of time or both, a breach, violation or default, create a Lien, or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under (i) any Law or License, or (ii) any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon the Company or any of its assets; or (c) require any Consent on the part of the Company, other than those set forth on
Schedule 5.2 or the approval of the Company's Board of Directors (which approval
------------
has been obtained), except in each case where such breach, violation, default, Lien, right, or the failure to obtain or give such Consent would not have a Material Adverse Effect on it or materially adversely affect the Transactions, its ability to perform its obligations under this Agreement, the Security Agreement or the Stockholders Agreements or the operation of the Company's business after the Closing Date. To its knowledge, there is no fact relating to it or its Affiliates that would be reasonably expected to prevent it from consummating the Transactions or performing its obligations under this Agreement, the Security Agreement or the Stockholders Agreements or disqualify the Company from obtaining the Consents (including without limitation, FCC Consent) required in order to consummate the Disaggregated License Transfer as provided for in this Agreement.

     5.3  Litigation. There is no action, proceeding or investigation pending
          ----------
or, to the knowledge of the Company, threatened against the Company or any of its properties or assets that would have an adverse effect on its ability to consummate the Transactions or to fulfill its obligations under this Agreement, the Security Agreement or the Stockholders Agreements, or to operate its business after the Closing Date, or which seeks to prevent or challenge the

Transactions. There is no judgment, decree, injunction, rule or order outstanding against the Company which would limit in any material respect the ability of the Company to operate its business in the manner currently contemplated.

     5.4 FCC Compliance. THC (or its qualified designee) complies with all
         --------------
eligibility rules issued by the FCC to hold C Block broadband PCS licenses, including without limitation, FCC rules on foreign ownership and the CMRS spectrum cap.

     5.5 Brokers. The Company has not employed any broker, finder or investment
         -------
banker or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the Transactions.

     5.6 Capitalization. As of the execution date hereof, the authorized capital
         --------------
stock of the Company consists of 700,000 shares of Voting Common Stock, 700,000 shares of Non-Voting Common Stock, ten shares of Voting Preference Stock, 1,000 shares of Class C Common Stock, 3,000 shares of Class D Common Stock, 70,000 shares of Series A Preferred Stock, 140,000 shares of Series B Preferred Stock, 140,000 shares of Series C Preferred Stock, 35,000 shares of Series D Preferred Stock, 20,000 shares of Series E Preferred Stock, 35,000 shares of Series F Preferred Stock and 70,000 shares of Senior Common Stock. As of the execution date hereof, the Company has the issued and outstanding shares of Preferred Stock and Common Stock set forth on Schedule 5.6.

     5.7 Shares. The Securities being issued to Wireless hereunder, when issued
         ------
and paid for pursuant to the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will be free of any Liens caused or created by the Company, except as set forth in the Stockholders Agreements and the Restated Certificate. The shares of Common Stock issued upon conversion of the Series C Preferred Stock, when issued pursuant to the terms of the Series C Preferred Stock, will be validly issued, fully paid and nonassessable, and will be free of any Liens caused or created by the Company, except as set forth in the Stockholders Agreements and the Restated Certificate.

     5.8 Offering of Securities. (a) Neither the Company nor any Person acting
         ----------------------
on its behalf has offered the Securities or any similar equity securities of the Company for sale to, or solicited any offers to buy Securities or any similar equity securities of the Company from, any Person, other than a limited number of other "accredited investors" (as defined in Rule 501(a) under the Securities
Act).

               (b) Neither the Company nor any Person acting on its behalf will, directly or indirectly, take any action which might subject the offering, issuance or sale of the Securities to the registration and prospectus delivery requirements of Section 5 of the Securities Act.

               (c) Assuming the accuracy of the representations and warranties of Wireless contained in Sections 4.7 and 4.8, each of the offering and sale of Securities under this Agreement to Wireless complies with all applicable requirements of federal and state securities laws.

     5.9 Stockholders Agreements. The Company has furnished to Wireless a true
         -----------------------
and complete copy of each of the Stockholders Agreements as in effect on the date hereof.

                                  ARTICLE VI

                                   COVENANTS
                                   ---------

     6.1 Consummation of Transactions. Each party shall use all commercially
         ----------------------------
reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable and consistent with applicable law to carry out all of their respective obligations under this Agreement, the Security Agreement and the Stockholders Agreements to consummate the Transactions, which efforts shall include, without limitation, the following:

               (1) The parties shall use all commercially reasonable efforts to cause the Closing to occur and the Transactions to be consummated in accordance with the terms hereof, and, without limiting the generality of the foregoing, to obtain all necessary Consents including, without limitation, the approval of this Agreement and the Transactions by all Governmental Authorities and agencies, including the FCC, and make all filings with and to give all notices to third parties which may be necessary or reasonably required in order for the parties to consummate the Transactions. Wireless shall make, and the Company shall cause THC (or its qualified designee) to make, filings with the FCC to obtain FCC approval of the license transfers contemplated hereunder no later than ten (10) days following the date on which this Agreement is fully executed by each of Wireless and the Company.

               (2) Each party shall furnish to the other parties all information concerning such party and its Affiliates reasonably required for inclusion in any application or filing to be made by Wireless or the Company or any other party in connection with the Transactions or otherwise to determine compliance with applicable FCC Rules.

               (3) Upon the request of any other party, each party shall forthwith execute and deliver, or cause to be executed and delivered, such further instruments of assignment, transfer, conveyance, endorsement, direction or authorization and other documents as may reasonably be requested by such party in order to effectuate the purposes of this Agreement and the Stockholders Agreements.

               Nothing in this Agreement shall be construed to require the parties to consummate the Closing if any regulatory approval would require that it (i) divest or hold separate any of its assets existing as of the date hereof other than as contemplated by this Agreement and the Stockholders Agreements, or
(ii) otherwise take or commit to take any action that limits its freedom of action in any material respect with respect to any of its businesses, product lines or assets. In addition, the Company shall not be required to consummate the Closing if the FCC build-out requirements for any of the Disaggregated Licenses exceeds those imposed by the FCC with regard to (A) holders of 10 MHz licenses, or (B) fifty percent (50%) of the Pops required under the original 30 MHz licenses (e.g., the Company will not be required to cover more than 1/6 of the Pops in any area covered by any Disaggregated License within the first five (5) years following the license grant date, independent of any other licensee's obligations).

     6.2 Confidentiality.
         ---------------

               (1) Each party shall, and shall cause each of its Affiliates, and its and their respective shareholders, members, managers, directors, officers, employees and agents (collectively, "Representatives") to, keep secret
                                               ---------------
and retain in strictest confidence any and all Confidential Information relating to any other party that it receives in connection with the negotiation or performance of this Agreement, and shall not disclose such Confidential Information, and shall cause its Representatives not to disclose such Confidential Information, to anyone except the receiving party's Affiliates and Representatives and any other Person that agrees in writing to keep in confidence all Confidential Information in accordance with the terms of this
Section 6.2. Until the Closing, each party agrees to use Confidential Information received from another party only (i) to evaluate its interest in pursuing the Transactions and (ii) to pursue such Transactions, but not for any other purpose. All Confidential Information furnished pursuant to this Agreement shall be returned promptly to the party to whom it belongs upon request by such party. Upon the Closing, the provisions of this Section 6.2 shall terminate and the obligations of the parties in respect of Confidential Information shall be governed by Section 7.12 of the Stockholders Agreement.

               (2) The obligations set forth in Section 6.2(1) shall be inoperative with respect to Confidential Information that (i) is or becomes generally available to the public other than as a result of disclosure by the receiving party or its Representatives, (ii) was available to the receiving party on a non-confidential basis prior to its disclosure to the receiving party, or (iii) becomes available to the receiving party on a non-confidential basis from a source other than the providing party or its agents, provided that such source is not known by the receiving party to be bound by a confidentiality agreement with the providing party or the Representatives.

               (3) To the fullest extent permitted by law, if a party or any of its Affiliates or Representatives breaches, or threatens to commit a breach of, this Section 6.2, the party whose Confidential Information shall be disclosed, or threatened to be disclosed, shall have the right and remedy to have this
Section 6.2 specifically enforced by any court having jurisdiction, it being acknowledged and agreed that money damages will not provide an adequate remedy to such party. Nothing in this Section 6.2 shall be construed to limit the right of any party to collect money damages in the event of breach of this Section 6.2.

               (4) Anything else in this Agreement or the Stockholders Agreements notwithstanding, each party shall have the right to disclose any information, including

Confidential Information of the other party or such other party's Affiliates, in any filing with any regulatory agency, court or other authority or any disclosure to a trustee of public debt of a party to the extent that the disclosing party determines in good faith that it is required by Law, regulation or the terms of such debt to do so, provided that any such disclosure shall be as limited in scope as possible and shall be made only after giving the other party as much notice as practicable of such required disclosure and an opportunity to contest such disclosure if possible.

     6.3  Certain Covenants. From and after the execution and delivery of this
          -----------------
Agreement to and including the Closing Date, Wireless shall:

               (1) Comply in all material respects with all applicable Laws, including all such Laws relating to, or that would be reasonably expected to relate to, the Disaggregated Licenses or their use;

               (2) Use commercially reasonable efforts to maintain the Disaggregated Licenses in full force and effect;

               (3) Except to effect the transfer of the Disaggregated Licenses to the Company as contemplated hereunder, not (i) sell, transfer, assign or dispose of, or offer to, or enter into any agreement, arrangement or understanding to, sell, transfer, assign or dispose of any of the Disaggregated Licenses or any interest therein, or negotiate therefor, or (ii) create, incur or suffer to exist any Lien of any nature whatsoever relating to any of the Disaggregated Licenses or any interest therein (other than Liens securing the indebtedness to be assumed by THC (or its qualified designee) pursuant to
Section 2.2). Without limiting the foregoing, Wireless shall not incur any material obligation or liability, absolute or contingent, relating to or affecting the Disaggregated Licenses or their use; provided that Wireless shall be free to borrow money on such terms that are consistent with this Section 6.3(3) for the sole purpose of making payments to satisfy the FCC Debt.

               (4) Give written notice to the other parties promptly upon the commencement of, or upon obtaining knowledge of any facts that would give rise to a threat of, any claim, action or proceeding commenced against or relating to
(i) it, its properties or assets, including the Wireless Licenses or their use, and which could have a Material Adverse Effect on it or materially adversely affect the Transactions, or (ii) the Wireless Licenses or their use;

               (5) Promptly after obtaining knowledge of the occurrence of, or the impending or threatened occurrence of, any event which could cause or constitute a material breach of any of its warranties, representations, covenants or agreements contained in this Agreement, give notice in writing of such event, or occurrence or impending or threatened event or occurrence, to the other parties and use commercially reasonable efforts to prevent or to promptly remedy such breach; and

               (6) Cause the other parties to be advised promptly in writing of
(i) any event, condition or state of facts known to it, which has had or could have a Material Adverse Effect on it, or materially adversely affect the Wireless Licenses or their use or the Transactions (other than proceedings affecting the PCS or wireless communications services industry generally), or
(ii) any claim, action or proceeding which seeks to enjoin the consummation of the Transactions.

     6.4  Settlement with Century. The Company agrees that after the execution
          -----------------------
date hereof, Wireless (through its principle executive officers) will be free to negotiate and settle outstanding claims with Century Telephone Enterprises, Inc., a Louisiana corporation, and/or Century Personal Access Networks, Inc., a Louisiana corporation (each a "Century Company"); provided that any such settlement will be consistent with the terms set forth elsewhere in this Agreement and will not have a Material Adverse Effect on any transactions contemplated hereunder.

     6.5  Certain Advances for FCC Debt Interest Payments. After the execution
          -----------------------------------------------
date hereof, the Company agrees to make interest payments to the FCC or the United States Department of the Treasury (the "Treasury") on behalf of Wireless that may become due under the FCC Debt prior to Closing (collectively, "Advances").

               (1) No earlier than twenty (20) days nor later than ten (10) days prior to a scheduled interest payment under the FCC Debt, Wireless shall deliver a written notice to the Company that sets forth the payment due date (the "Payment Due Date") and the exact amount of such interest payment ("Payment Amount"). Upon receipt of such notice, the Company shall deliver funds to the FCC or the Treasury in an amount equal to the Payment Amount via wire transfer in immediately available funds no later than the Payment Due Date.

               (2) As a condition to the Company's agreement to make Advances hereunder and prior to the Company's delivery of any Advance hereunder, Wireless shall have executed and delivered to the Company the Security Agreement, the form of which is attached hereto as Exhibit 6.5(a), and the stockholders holding at least 50.1% of the issued and outstanding voting securities of Wireless, as of the execution date hereof, shall have executed and delivered to the Company a Stock Pledge Agreement, the form of which is attached hereto as Exhibit 6.5(b).

               (3) In the event this Agreement is terminated prior to Closing in accordance with Section 9.1 below, Wireless shall, no later than twenty (20) days after such termination, deliver via wire transfer in immediately available funds to the Company funds in an amount equal to all of the Advances made by the Company hereunder as of such termination date.

               (4) At Closing, Advances shall be deemed satisfied in full without payment or transfer by Wireless.

     6.6  AT&T Approval. The Company agrees to use good faith commercially
          -------------
reasonable efforts to obtain the approval of AT&T Wireless required pursuant to Sections 7.1(5) and 7.2(8)
hereof.

     6.7  Company Securities and Information. Wireless agrees and acknowledges
          ----------------------------------
that each Century Company is a competitor or potential competitor in the Company's business and as a condition to entering into this Agreement, the Company and Wireless agree as follows: (1) Notwithstanding Wireless' ability, if applicable, under the Stockholders Agreements to transfer after Closing shares of Series C Preferred Stock or Voting Common Stock received by it pursuant to
Section 2.2(2) above, Wireless agrees that it shall not distribute any of such shares of Series C Preferred Stock or Voting Common Stock to any Person, including without limitation to any of its stockholders until (i) each Century Company no longer holds any beneficial or record ownership interest in Wireless, and (ii) all of Wireless' obligations and liabilities to each Century Company are satisfied fully, each as contemplated and anticipated pursuant to Section
6.4 above (collectively, the "Century Settlement"). Except for the further restrictions on transfer set forth in this Section, Wireless acknowledges that nothing in this Section 6.7 shall amend or in any way alter any of the terms and conditions set forth in either of the Stockholders Agreements that apply to Wireless. (2) Commencing on the execution date hereof and terminating on the date the Century Settlement is effective, Wireless shall not distribute to any Person, including without limitation to any of its stockholders any Confidential Information that it has received from the Company or any information concerning or relating to the Company or any of its Affiliates that it receives from the Company after the execution date hereof without the prior written consent of the Company. This Section shall survive the Closing until all of its terms are satisfied. Wireless acknowledges that nothing in this Section 6.7 shall amend or in any way alter any of the terms and conditions set forth in Section 7.12 of the Stockholders Agreement that apply to Wireless.

     6.8  FCC Filings. Wireless shall not make any filings with the FCC or agree
          -----------
to any proposal, settlement, amendment or alteration with the FCC with respect to the Wireless Licenses, the Disaggregated Licenses or the FCC Debt without the Company's prior written consent.



                                  ARTICLE VII

                              CLOSING CONDITIONS
                              ------------------

     7.1  Conditions to Obligations of All Parties. The obligation of each of
          ----------------------------------------
the parties to consummate the Transactions contemplated to occur at the Closing shall be conditioned on the following, unless waived by each of the parties:

               (1) The Consent of the FCC to the Disaggregated License Transfer shall have been obtained pursuant to a Final Order, free of any conditions materially adverse to THC (or its qualified designee), the Company or Wireless. For the purposes of this paragraph, "Final Order" means an action or decision
                                     -----------
that has been granted by the FCC as to which (i) no request for a stay or similar request is pending, no stay is in effect, the action or decision has not been vacated, reversed, set aside, annulled or suspended and any deadline for filing such request that may be designated by statute or regulation has passed, (ii) no petition for rehearing or reconsideration or application for review is pending and the time for the filing of any such petition or application has passed, (iii) the FCC does not have the action or decision under reconsideration on its own motion and the time within which it may effect such reconsideration has passed and (iv) no appeal is pending including other administrative or judicial review, or in effect and any deadline for filing any such appeal that may be designated by statute or rule has passed.

               (2) All Consents by any Governmental Authority (other than the Consents referred to in paragraphs (1) and (2) above) required to permit the consummation of the Transactions, the failure to obtain or make which would be reasonably expected to have a Material Adverse Effect on THC (or its qualified designee), the Company or Wireless or to materially adversely affect the Transactions or its ability to perform its obligations under this Agreement or the Stockholders Agreements shall have been obtained or made.

               (3) No preliminary or permanent injunction or other order, decree or ruling issued by a Governmental Authority, nor any statute, rule, regulation or executive order promulgated or enacted by any Governmental Authority, shall be in effect that would (i) impose material limitations on the ability of any party to consummate the Transactions or prohibit such consummation, or (ii) impair in any material respect the operation of the Company.

               (4) The Company or its Affiliate shall have received written approval from AT&T Wireless to utilize the AT&T brand in connection with the provision of mobile wireless services in the geographic area covered by the Disaggregated Licenses on substantially the same terms and conditions as the written approval granted to the Company by AT&T Wireless to use the brand name in connection with the provision of mobile wireless services in the geographic area covered by the licenses held by the Company.

     7.2  Conditions to Obligations of the Company. The obligation of the
          ----------------------------------------
Company to consummate the Transactions contemplated to occur at the Closing shall be further conditioned upon the satisfaction or fulfillment, at or prior to the Closing, of the following conditions by each of the other parties, unless waived by the Company:

               (1) The representations and warranties of Wireless contained herein and in the Stockholders Agreements shall be true and correct in all material respects (except for representations and warranties that are qualified as to materiality, which shall be true and correct), in each case when made and at and as of the Closing (except for representations and warranties made as of a specified date, which shall be true and correct as of such date) with the same force and effect as though made at and as of such time, except for inaccuracies in respect of the representations and warranties set forth in Section 4.3 and the third sentence of Section 4.6 (disregarding any qualifications as to materiality contained therein) that in the aggregate would not be reasonably expected to have a Material Adverse Effect on Wireless or its ability to perform its obligations under this Agreement or the Stockholders Agreements or to materially adversely affect the

Transactions.

               (2) Wireless shall have performed in all material respects all agreements contained herein and in the Stockholders Agreements required to be performed by it at or before the Closing.

               (3) An officer of Wireless shall have delivered to the Company a certificate, dated the Closing Date, certifying as to the fulfillment of the conditions set forth in paragraphs (1) and (2) above as to Wireless.

               (4) Wireless shall have furnished the Company with opinions of counsel, each dated the Closing Date, in substantially the forms of Exhibits B and C.

               (5) All corporate and other proceedings of Wireless in connection with the Disaggregated License Transfer and the other Transactions, and all documents and instruments incident thereto, shall be reasonably satisfactory in form and substance to the Company, and Wireless shall have delivered to the Company such receipts, documents, instruments and certificates, in form and substance reasonably satisfactory to the Company, which the Company shall have reasonably requested.

               (6) Wireless shall have executed and delivered to the Company a counterpart signature page to each of the Stockholders Agreements.

               (7) THC's (or its qualified designee's) assumption of the FCC Debt, as contemplated by Section 2.2 (1) above, shall be on terms and conditions no less favorable than those existing as of the execution date hereof in the promissory note(s) and security agreement(s) that evidence and secure the FCC Debt.

               (8) AT&T Wireless shall have approved the Company's acquisition of the Disaggregated Licenses on the terms and conditions set forth in this Agreement.

     7.3  Conditions to the Obligations of Wireless. The obligation of Wireless
          -----------------------------------------
to consummate the Transactions contemplated to occur at the Closing shall be further conditioned upon the satisfaction or fulfillment, at or prior to the Closing, of the following conditions, unless waived by Wireless:

               (1) The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for representations and warranties that are qualified as to materiality, which shall be true and correct), in each case when made and at and as of the Closing (except for representations and warranties made as of a specified date, which shall be true and correct as of such date) with the same force and effect as though made at and as of such time, except for inaccuracies in respect of the representations and warranties set forth in Section 5.3 (disregarding any qualifications as to materiality contained therein) that in the aggregate would not be reasonably expected to have a Material Adverse Effect on the Company or its ability to perform its obligations under this Agreement or to materially adversely affect the Transactions.

               (2) The Company shall have performed in all material respects all agreements contained herein required to be performed by it at or before the Closing.

               (3) An officer of the Company shall have delivered to Wireless a certificate, dated the Closing Date, certifying as to the capitalization of the Company as of the Closing Date and the fulfillment of the conditions set forth in paragraphs (1) and (2) above as to the Company.

               (4) The Company shall have furnished Wireless with an opinion of counsel, dated the Closing Date, in substantially the form of Exhibit D.

               (5) All corporate and other proceedings of the Company in connection with the Disaggregated License Transfer and the other Transactions, and all documents and instruments incident thereto, shall be reasonably satisfactory in form and substance to Wireless, and the Company shall have delivered to Wireless such receipts, documents, instruments and certificates, in form and substance reasonably satisfactory to Wireless, which Wireless shall have reasonably requested.

                                 ARTICLE VIII

                         SURVIVAL AND INDEMNIFICATION
                         ----------------------------

     8.1  Survival. The representations and warranties made in this Agreement
          --------
shall survive the Closing until the second anniversary thereof and shall thereupon expire together with any right to indemnification in respect thereof (except to the extent a written notice asserting a claim for breach of any such representation or warranty and describing such claim in reasonable detail shall have been given prior to such date to the party which made such representation or warranty). The covenants and agreements contained herein to be performed or complied with prior to the Closing shall expire at the Closing. The covenants and agreements contained in this Agreement to be performed or complied with after the Closing shall survive the Closing; provided that the right to indemnification pursuant to this Article VIII in respect of a breach of a representation or warranty shall expire on the second anniversary of the Closing (except to the extent written notice asserting a claim thereunder and describing such claim in reasonable detail shall have been given prior to such date to the party from whom such indemnification is sought). After the Closing, the sole and exclusive remedy of the parties for any breach or inaccuracy of any representation or warranty contained in this Agreement, or any other claim (whether or not alleging a breach of this Agreement) that arises out of the facts and circumstances constituting such breach or inaccuracy, shall be the indemnity provided in this Article VIII. For purposes of determining materiality thresholds in Section 8.2 and 8.3 below, any qualifications as to materiality contained elsewhere herein shall be disregarded.

     8.2  Indemnification by Wireless. Wireless shall indemnify and hold
          ---------------------------
harmless the Company and its Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them (each, a "Section 8.2 Indemnified Party"), against all liabilities and
               -----------------------------
expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) (collectively, "Losses") incurred by
                                                          ------
him
or it in connection with the investigation, defense, or disposition of any action, claim, charge, suit or other proceeding in which any Section 8.2 Indemnified Party may be involved or with which he or it may be threatened that arises out of or results from (a) any representation or warranty of such indemnifying party contained in this Agreement or in either of the Stockholders Agreements being untrue in any material respect as of the date on which it was made, (b) any material default by such indemnifying party or any of its Affiliates in the performance of their respective obligations under this Agreement and the Stockholders Agreements, except to the extent (but only to the extent) any such Losses arise out of or result from the gross negligence or willful misconduct of such Section 8.2 Indemnified Party or his or its Affiliates, or (c) any Excluded Liability.

     8.3  Indemnification by the Company. The Company shall indemnify and hold
          ------------------------------
harmless Wireless and its Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them (each, a "Section 8.3 Indemnified Party"), against all Losses incurred by him or
          -----------------------------
it in connection with the investigation, defense, or disposition of any action, suit or other proceeding in which any Section 8.3 Indemnified Party may be involved or with which he or it may be threatened that arises out of or results from (a) any representation or warranty of the Company contained in this Agreement or in either of the Stockholders Agreements being untrue in any material respect as of the date on which it was made or (b) any material default by the Company or any of its Affiliates in the performance of their respective obligations under this Agreement or in the Stockholders Agreements, except to the extent (but only to the extent) any such Losses arise out of or result from the gross negligence or willful misconduct of such Section 8.3 Indemnified Party or his or its Affiliates.

     8.4  Procedures.
          ----------

               (1) The terms of this Section 8.4 shall apply to any claim (a "Claim") for indemnification under the terms of Sections 8.2 or 8.3. The Section
 -----
8.2 Indemnified Party or Section 8.3 Indemnified Party Indemnified Party (each, an "Indemnified Party"), as the case may be, shall give prompt written notice of
    -----------------
such Claim to the indemnifying party (the "Indemnifying Party") under the
                                           ------------------
applicable Section, which party may assume the defense thereof, provided that any delay or failure to so notify the Indemnifying Party shall relieve the Indemnifying Party of its obligations hereunder only to the extent, if at all, that it is materially prejudiced by reason of such delay or failure. The Indemnified Party shall have the right to approve any counsel selected by the Indemnifying Party and to approve the terms of any proposed settlement, such approval not to be unreasonably delayed or withheld (unless such settlement provides only, as to the Indemnified Party, the payment of money damages actually paid by the Indemnifying Party and a complete release of the Indemnified Party in respect of the claim in question). Notwithstanding any of the foregoing to the contrary, the provisions of this Article VIII shall not be construed so as to provide for the indemnification of any Indemnified Party for any liability to the extent (but only to the extent) that such indemnification would be in violation of applicable law or that such liability may not be waived, modified or limited under applicable law, but shall be construed so as to effectuate the provisions of this Article VIII to the fullest extent permitted by law.

               (2) In the event that the Indemnifying Party undertakes the defense of any Claim, the Indemnifying Party will keep the Indemnified Party advised as to all material developments in connection with such Claim, including, but not limited to, promptly furnishing the Indemnified Party with copies of all material documents filed or served in connection therewith.

               (3) In the event that the Indemnifying Party fails to assume the defense of any Claim within ten business days after receiving written notice thereof, the Indemnified Party shall have the right, subject to the Indemnifying Party's right to assume the defense pursuant to the provisions of this Article VIII, to undertake the defense, compromise or settlement of such Claim for the account of the Indemnifying Party. Unless and until the Indemnified Party assumes the defense of any Claim, the Indemnifying Party shall advance to the Indemnified Party any of its reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any such action or proceeding. Each Indemnified Party shall agree in writing prior to any such advancement that, in the event he or it receives any such advance, such Indemnified Party shall reimburse the Indemnifying Party for such fees, costs and expenses to the extent that it shall be determined that he or it was not entitled to indemnification under this Article VIII.

               (4) In no event shall an Indemnifying Party be required to pay in connection with any Claim for more than one firm of counsel (and local counsel) for each of the following groups of Indemnified Parties: (i) Wireless, its Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them; and (ii) the Company and its Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them.

     8.5  Registration Rights. Notwithstanding anything to the contrary in this
          -------------------
Article VIII, the indemnification and contribution provisions set forth in Sections 5(e) and 5(f) of the Stockholders Agreement shall govern any claim made with respect to the registration statements filed pursuant to Section 5 of the Stockholders Agreement or sales made thereunder.

                                  ARTICLE IX

                                  TERMINATION
                                  -----------

     9.1  Termination. This Agreement may be terminated, and the Transactions
          -----------
abandoned, without further obligation of any party, except as set forth herein, at any time prior to the Closing Date:

               (1)  by mutual written consent of the parties;

               (2) by any party by written notice to the other parties, if the Closing shall not have occurred on or before the later of March 23, 1999 or the date the FCC C Block re-auction is held, but in no event later than June 3, 1999; provided that the party electing to exercise such right is not otherwise in breach of its obligations under this Agreement;

               (3) by any party (provided that such party is not otherwise in breach) if any other party has breached a material representation, warranty, covenant or agreement set forth herein and fails to cure such breach within thirty (30) days of written notice thereof (except that no cure period shall be provided for a breach that by its nature cannot be cured); or

               (4) by any party by written notice to the other parties, if the consummation of the Transactions shall be prohibited by a final, non-appealable order, decree or injunction of a court of competent jurisdiction.

     9.2  Effect of Termination. In the event of a termination of this
          ---------------------
Agreement, no party hereto shall have any liability or further obligation to any other party to this Agreement, except as set forth in paragraph (2) below (and with regard to Wireless, if applicable, its repayment obligations set forth in
Section 6.5(3) above), and except that nothing herein will relieve any party from liability for any breach by such party of this Agreement.

               (1)  In the event of a termination of this Agreement pursuant to
Section 9.1, all provisions of this Agreement shall terminate, except Section
6.2 and Articles VIII and X.

               (2) Whether or not the Closing occurs, all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such expenses.

                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     10.1 Amendment and Modification. This Agreement may be amended, modified or
          --------------------------
supplemented only by written agreement of each of the parties.

     10.2 Waiver of Compliance; Consents. Any failure of any of the parties to
          ------------------------------
comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirement for a waiver of compliance as set forth in this Section 10.2.

     10.3 Notices. All notices or other communications hereunder shall be in
          -------
writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile transmission, or by registered or certified mail (return receipt requested), postage prepaid, with an acknowledgment of receipt signed by the addressee or an authorized representative thereof, addressed as follows (or to such other address for a party as shall be specified by like notice; provided that notice of a change of address shall be effective only upon receipt thereof):

                  If to Wireless:

                           Wireless 2000, Inc.
                           Post Office Box 337
                           Marksville, Louisiana 71327
                           Attn: Joan Ducote, President
                           Fax: (318) 253-0721

                  With a copy to:

                           Charles S. Weems, III, Esquire
                           Gold, Weems, Bruser, Sues & Rundell
                           2001 MacArthur Drive, P.O. Box 6118
                           Alexandria, Louisiana 71307-6118


                  If to the Company:

                           TeleCorp PCS, Inc.
                           1101 17th Street, N.W.
                           Washington, D.C. 20036
                           Attn: General Counsel
                           Facsimile: (202) 833-4888


                  With a copy to:

                           Alicia M.V. Wyman, P.C.
                           McDermott, Will & Emery
                           28 State Street
                           Boston, MA 02109-1807

     10.4 Parties in Interest; Assignment. This Agreement is binding upon and is
          -------------------------------
solely for the benefit of the parties hereto and their respective permitted successors, legal representatives and permitted assigns. Neither party may assign its rights and obligations hereunder without the prior written consent of the other party, except that the Company shall have the right to assign its rights under this Agreement to the lenders (the "Lenders") named in the Credit
                                                 -------
Agreement, dated as of July 17, 1998, by and among the Company, the lenders party thereto and the Chase Manhattan Bank, as Administrative Agent, TD Securities (USA) Inc., as Syndication Agent, and Bankers Trust Company, as Documentation Agent (the "Credit Agreement"), as security pursuant to the terms of the Credit Agreement and the documents and instruments executed therewith, it being understood that, in connection with any such assignment to the Lenders, the Lenders shall not assume any obligations of the Company hereunder.

     10.5   Applicable Law. This Agreement shall be governed by and construed in
            --------------
accordance with the laws of the State of New York without giving effect to the conflicts of law principles thereof. The parties hereto hereby irrevocably and unconditionally consent to submit to the non-exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the County of New York, New York (the "New York Courts") for any litigation
                                       ---------------
arising out of or relating to this Agreement and the Transactions, waive any objection to the laying of venue of any such litigation in the New York Courts and agrees not to plead or claim in any New York Court that such litigation brought therein has been brought in an inconvenient forum.

     10.6   Counterparts. This Agreement may be executed in two or more
            ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     10.7   Interpretation. The article and section headings contained in this
            --------------
Agreement are for convenience of reference only, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the antecedent Person or Person may require.

     10.8   Entire Agreement. This Agreement, the Security Agreement and the
            ----------------
Stockholders Agreements, including the exhibits and schedules hereto and the certificates and instruments delivered pursuant to the terms of this Agreement, the Security Agreement and the Stockholders Agreements, embody the entire agreement and understanding of the parties hereto in respect of the Transactions. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or in the Security Agreement or the Stockholders Agreements. This Agreement, the Security Agreement and the Stockholders Agreements supersede all prior agreements and understandings between the parties with respect to such Transactions.

     10.9   Publicity. So long as this Agreement is in effect, the parties agree
            ---------
to consult with each other in issuing any press release or otherwise making any public statement with respect to the Transactions, and no party shall issue any press release or make any such public statement prior to such consultation, except as may be required by Law. No press release or other public statement by the parties hereto shall disclose any of the financial terms of the Transactions without the prior consent of the other parties, except as may be required by Law. A breach of the provisions of this Section 10.9 by a party shall not give rise to any right to terminate this Agreement.

     10.10  Specific Performance. The parties hereto agree that irreparable
            --------------------
damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any New York Courts.

     10.11  Remedies Cumulative. All rights, powers and remedies provided under
            -------------------
this

Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.



                     [THIS SPACE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                        TELECORP PCS, INC.


                                        By:      /s/ Thomas H. Sullivan
                                            -------------------------------
                                            Name:  Thomas H. Sullivan
                                            Title: Executive Vice President


                                        WIRELESS 2000, INC.


                                        By:      /s/ Joan S. Ducote
                                            ------------------------------
                                            Name:  Joan S. Ducote
                                            Title: President

                                                                      SCHEDULE I

                               Wireless Licenses
                               -----------------

---------------------------------------------------------------------------
     BTA                 Block                         Market
---------------------------------------------------------------------------
     B009                  C                      Alexandria, LA
---------------------------------------------------------------------------
     B238                  C                      Lake Charles, LA
---------------------------------------------------------------------------
     B304                  C                      Monroe, LA
---------------------------------------------------------------------------

                            Disaggregated Licenses
                            ----------------------

---------------------------------------------------------------------------
     BTA       Block          Frequency (MHz)          Market
---------------------------------------------------------------------------
     B009        C            1902.5-1910 MHz          Alexandria, LA
                              1982.5-1990 MHz
---------------------------------------------------------------------------
     B238        C            1902.5-1910 MHz          Lake Charles, LA
                              1982.5-1990 MHz
---------------------------------------------------------------------------
     B304        C            1902.5-1910 MHz          Monroe, LA
                              1982.5-1990 MHz
---------------------------------------------------------------------------

                           United States of America
                       Federal Communications Commission

                          RADIO STATION AUTHORIZATION

                       Commercial Mobile Radio Services
                  Personal Communications Service - Broadband

[LOGO APPEARS HERE]                               Call Sign:  KNLF391
                                                  Market:     B009
                                                       ALEXANDRIA LA
WIRELESS 2000 INC
WIRELESS 2000 LLC                                   Channel Block: C
208 N. WASHINGTON
MARKSVILLE, LA 71351                         File Number:00194-CW-L-96


--------------------------------------------------------------------------------
The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory and all pertinent rules and regulations of the Federal Communications Commission contained in the Title 47 of the U.S. Code of Federal Regulations.
--------------------------------------------------------------------------------

     Initial Grant Date . . . . . . . . . . . . .      September 17, 1996

     Five-year Build Out Date . . . . . . . . . .      September 17, 2001

     Expiration Date . . . . . . . . . . . . . .       September 17, 2006

CONDITIONS
----------

Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. (S) 309(b)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S) 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. (S) 606).


Conditions continued on Page 2.


WAIVERS :
-------

No waivers associated with this authorization.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Issue Date: September 17, 1996
FCC Form 463a.                                                       Page 1 of 2

KNLF391                    WIRELESS 2000, INC.                 00194-CW-L-96



CONDITIONS:


This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.


This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.711 of the Commission's Rules and the terms of the Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.

















--------------------------------------------------------------------------------
Issue Date: September 17, 1996                                       Page 2 of 2
FCC Form 463a

                              United States of America
                      Federal Communications Commission

                         RADIO STATION AUTHORIZATION

                       Commercial Mobile Radio Services
                  Personal Communications Service - Broadband


[STAMP APPEARS HERE]                                   Call Sign:   KNLF392
                                                       Market:      B238
                                                            LAKE CHARLES, LA

WIRELESS 2000 INC
WIRELESS 2000 LLC                                           Channel Block: C
208 N. WASHINGTON
MARKSVILLE, LA 71351                                  File Number:00204-CW-L-96

--------------------------------------------------------------------------------
The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory and all pertinent rules and regulations of the Federal Communications Commission contained in the Title 47 of the U.S. Code of Federal Regulations.

--------------------------------------------------------------------------------
     Initial Grant Date . . . . . . . . . . . . .      September 17, 1996

     Five-year Build Out Date . . . . . . . . . .      September 17, 2001

     Expiration Date  . . . . . . . . . . . . . .      September 17, 2006
--------------------------------------------------------------------------------
CONDITIONS
----------
Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. ss. 309(b)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. ss. 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. ss. 606).


Conditions continued on Page 2.

--------------------------------------------------------------------------------
WAIVERS :
-------
No waivers associated with this authorization.




--------------------------------------------------------------------------------
Issue Date: September 17, 1996
FCC Form 463a.                                                       Page 1 of 2

KNLF392                   WIRELESS 2000, INC.                      00204-CW-L-96



CONDITIONS:


This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.


This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.711 of the Commission's Rules and the terms of the Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.

















--------------------------------------------------------------------------------
Issue Date: September 17, 1996                                       Page 2 of 2
FCC Form 463a

                           United States of America
                       Federal Communications Commission

                          RADIO STATION AUTHORIZATION

                       Commercial Mobile Radio Services
                  Personal Communications Service - Broadband


   [STAMP APPEARS HERE]                                Call Sign:  KNLF393
                                                       Market:     B304
                                                          MONROE, LA

WIRELESS 2000 INC
WIRELESS 2000 LLC                                          Channel Block: C
208 N. WASHINGTON
MARKSVILLE, LA 71351                                   File Number:00205-CW-L-96


--------------------------------------------------------------------------------
The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory and all pertinent rules and regulations of the Federal Communications Commission contained in the Title 47 of the U.S. Code of Federal Regulations.

--------------------------------------------------------------------------------
     Initial Grant Date . . . . . . . . . . . . .      September 17, 1996

     Five-year Build Out Date . . . . . . . . . .      September 17, 2001

     Expiration Date  . . . . . . . . . . . . . .      September 17, 2006
--------------------------------------------------------------------------------
CONDITIONS
----------
Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. ss. 309(b)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. ss. 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. ss. 606).


Conditions continued on Page 2.

--------------------------------------------------------------------------------
WAIVERS :
-------
No waivers associated with this authorization.



--------------------------------------------------------------------------------
Issue Date: September 17, 1996
FCC Form 463a.                                                       Page 1 of 2

KNLF393                   WIRELESS 2000, INC.                      00205-CW-L-96



CONDITIONS:


This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.


This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.711 of the Commission's Rules and the terms of the Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.

















--------------------------------------------------------------------------------
Issue Date: September 17, 1996                                       Page 2 of 2
FCC Form 463a

                                                                  SCHEDULE II

                     FCC Debt Related to Wireless Licenses
                     -------------------------------------

                              September 11, 1998


Mr. Mark Martines
McDermott, Will & Emery
75 State Street
Boston, MA 02109-1807

         RE: Wireless 2000, Inc.

Dear Mark:

         In accordance with our recent telephone conversation I enclose herewith a schedule showing current principal balances, suspension interest, payments due, and amounts paid in July of this year, with respect to the licenses which TeleCorp is to acquire from Wireless.

         I also enclose a financial management service memorandum from the United States Treasury reflecting the amounts shown on the schedule. Note that the Treasury memorandum reflects 100% of the Lake Charles debt, accruals and payments, only one-half of which are to be assumed or paid by TeleCorp in our transactions.

         I trust that this information will be sufficient for your purposes. Please call me if you need further information or documentation.

         We look forward to receiving from you as early as possible revised documents to consummate the transaction. In addition, as we discussed, Wireless seeks agreement and confirmation that TeleCorp will make or advance the payments due October 31, 1998, which would otherwise be reimbursed at closing, if we have not closed by that date.

         With kindest regards,

                                        Sincerely,

                                        GOLD, WEEMS, BRUSER, SUES & RUNDELL


                                        By:  /s/ Charles S. Weems, III
                                           -------------------------------
                                           Charles S. Weems, III



CSWII/brp
Enclosures
cc:  Ms. Joan Ducote
     P.O. Box 309
     Marksville, LA 71351

     Mr. Glenn A. Goudeau
     P.O. Box 539
     Cottonport, LA 71327

                   WIRELESS 2000/TELECORP FINANCIAL SUMMARY

                                               INTEREST         INTEREST
                        PRINCIPAL            PAYMENT MADE        PAYMENT
   LICENSE               BALANCE              JULY 1998        DUE 10/31/98
-------------         -------------        ---------------   ---------------
Alexandria            $2,249,147.25        $ 69,903.69        $ 57,924.52
PBB009C                                                        (18,136.62)*

Lake Charles           2,365,590.82          80,770.78          67,721.50
PBB238C                                                        (25,837.68)*

Monroe PBB304C         2,834,452.20          88,072.27          72,975.73
                                                               (22,833.65)*

                      -------------        -----------        -------------


Totals                $7,449,190.27        $238,746.74        $198,621.75

                    to be assumed by   to be reimbursed by  to be assumed or
                         TeleCorp            TeleCorp       paid (reimbursed
                                                            if not advanced)
                                                              by TeleCorp



                                     a)  * (suspension interest component due)

November 9, 1998

To:   Mark J. Martines
      McDermott, Will & Emery

From: Joan S. Ducote
      Wireless 2000, Inc.

Enclosed are copies of the "First Modification of Installment Payment Plan Note for Broadband PCS C-Block" for the three licenses held by Wireless 2000. These modifications were made pursuant to the election notice filed on June 8th with the FCC. You will notice that the copy of the Lake Charles (BTA 238) modification agreement is signed and executed by the FCC. We have not yet received executed copies of the Monroe and Alexandria (disaggregated licenses) from the FCC. The original FCC notes are being forwarded to you directly from David Nace's office. If you have any questions or need further information, please contact me.


/s/ Joan S. Ducote
------------------

Joan S. Ducote
President

CC: Charles S. Weems
    David Nace

                           United States of America
                       Federal Communications Commission

                          RADIO STATION AUTHORIZATION

                       Commercial Mobile Radio Services
                  Personal Communications Service - Broadband


WIRELESS 2000, INC.                                   Call Sign: KNLF391
WIRELESS 2000, LLC                                    Market: B009
208 N. WASHINGTON                                     ALEXANDRIA, LA
MARKSVILLE, LA 71351                                  Channel Block: C
                                                      File Number: 00194-CW-L-96

________________________________________________________________________________

The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal Regulations.

________________________________________________________________________________

         Initial Grant Date.........................September 17, 1996

         Five-year Build Out Date...................September 17, 2001

         Expiration Date............................September 17, 2006

________________________________________________________________________________

CONDITIONS:
----------

Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. (S) 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S) 151, et seq). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. (S) 606).

Conditions continued on Page 2.

________________________________________________________________________________

WAIVERS:
-------

No waivers associated with this authorization.

________________________________________________________________________________

Issue Date: September 17, 1996

KNLF391                    WIRELESS 2000, INC.                     00194-CW-L-96


CONDITIONS:


This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.711 of the Commission's Rules and the terms of the Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.

                         Installment Payment Plan Note
  (Broadband Personal Communications Service, C Block): Auction Event No. 5)


US $4,707,517.50
Washington, D.C.                                             September 17, 1996

License No.: PBB009C
             -------

     FOR VALUE RECEIVED, the undersigned, Wireless 2000, Inc., a CORPORATION ("Maker"), promises to pay to the order of the FEDERAL COMMUNICATIONS COMMISSION, an independent regulatory agency of the United States ("Payee" or "Commission"), the principal sum of 4,707,517.50 DOLLARS ("Principal Amount"), together with accrued interest, computed at the annual rate of seven percent (7.00%) per annum, ("Annual Rate") on the unpaid Principal Amount hereof, from the date of this Note until the date the entire Principal Amount has been paid in full.

     Interest and principal shall be payable as set forth below and in accordance with Schedule A attached hereto and made a part hereof:

     Interest only, at the Annual Rate from the date hereof until the last day of the month ninety (90) days hence, shall be due and payable on December 31, 1996 in the amount of $94,795.22. Commencing December 31, 1996, Maker shall pay interest only at the Annual Rate, in equal consecutive quarterly installments of $82,381.56, due on the last day of the month and every ninety (90) days thereafter from December 31, 1996 through September 30, 2002.

     Commencing December 31, 2002, Maker shall pay principal and interest in equal quarterly installments of $339,880.77, due on the last day of each month ninety (90) days hence through and including June 30, 2006.

     The entire unpaid Principal Amount, together with accrued and unpaid interest thereon, and all remaining obligations of Maker hereunder, shall be due and payable on September 17, 2006 ("Maturity Date").

     All interest shall be computed on the basis of a 360-day year for actual days elapsed.

     All payments to be made hereunder, of principal, interest, costs, expenses, or other sums due hereunder, shall be made to the holder of this Note in lawful money of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts, free and clear and without reduction by reason of any present or future income, stamp or other taxes, levies, imposts, deductions, charges, compulsory loans or withholdings whatsoever, including interest thereon or penalties with respect thereto, if any imposed, assessed, levied or collected by any political subdivision or taxing authority thereof or therein, on or in respect of this Note or the obligations it evidences. All payments shall be made during normal business hours at the Commission's designated lockbox location as set forth from time to time in the

Commission's then-applicable orders and regulations and/or public notices.

     This Note is secured by, and entitled to the benefits of, a Security Agreement (the "Security Agreement") of even date between Maker and Payee. All the terms, covenants, conditions and agreements contained in the Security Agreement are hereby incorporated herein and made part of this Note to the same extent and effect as if fully set forth herein. It is expressly understood by Maker that all of the terms of the Security Agreement apply to this Note and that reference in the Security Agreement to "this Agreement" includes both the Security Agreement and this Note.

     IT IS HEREBY EXPRESSLY AGREED THAT TIME IS OF THE ESSENCE FOR THE PERFORMANCE OF ALL TERMS AND CONDITIONS UNDER THIS NOTE AND THE SECURITY AGREEMENT.

     A default under this Note ("Event of Default") shall occur upon any or all of the following:

     a. non-payment by Maker of any Principal or Interest on the due date as specified hereinabove if the Maker remains delinquent for more than 90 days and

           (1) Maker has not submitted a request, in writing, for a grace period or extension of payments, if any such grace period or extension of payments is provided for in the then-applicable orders and regulations of the Commission; or

           (2) Maker has submitted a request, in writing, for a grace period or extension of payments, if any such grace period or extension of payments is provided for in the then-applicable orders and regulations of the Commission, and following the expiration of the grant of such grace period or extension or upon denial of such a request for a grace period or extension, Maker has not resumed payments of Interest and Principal in accordance with the terms of this Note;

or;

     b. failure by Maker to comply with any other condition for holding the above referenced license (as defined in the Security Agreement) as set forth in the license or in the Communications Act of 1934, as amended, or the then-applicable orders and regulations of the Commission; or

     c. violation by Maker of any other covenant or term of this Note or the Security Agreement.

Upon any Event of Default under this Note, Payee may assess a late fee and/or administrative charge, plus the costs of collection, litigation, attorneys' fees, and default payment as specified in the then-applicable orders and regulations of the Commission, as amended, and Maker acknowledges that it is liable and herein expressly promises to pay on demand such additional costs, expenses, late charges, administrative charges, attorneys fees, and default payment. Upon a default under this Note, the unpaid Principal Amount, plus all unpaid interest accrued thereon, together with any late fee and/or administrative charge, plus the costs of collection, litigation, attorneys' fees, and default payment as specified in the then-applicable orders and regulations of the Commission, as amended, shall become immediately due and payable. The Maker hereby acknowledges that the Commission has issued Maker the above referenced license pursuant to the Communications Act of 1934, as amended, that is conditioned upon full and timely payment of financial obligations under the Commission's installment payment plan, as set forth in the then-applicable orders and regulations of the Commission, as amended, and that the sanctions and enforcement authority of the Commission shall remain applicable in the event of a failure to comply with the terms and conditions of the license, regardless of the enforceability of this Note or the Security Agreement.

     No delay or omission on the part of Payee in exercising any right under this Note, the Security Agreement, or any other instrument securing this Note, shall operate as a waiver of such right or of any other right of Payee, nor shall any waiver by Payee of any such right or rights on any one occasion be deemed a bar to or waiver of the same right or rights on any future occasion.

     The Maker is liable for all costs of collection or enforcement of the Payee's rights under this Note or under the Security Agreement or under any other instrument now or hereafter executed by Maker in favor of Payee which in any manner evidences or constitutes additional security for this Note, including reasonable attorneys' fees, whether suit is brought or not, and all such costs shall be paid by the Maker on demand, and whether or not such collection or enforcement occurs in any bankruptcy, reorganization, receivership or other proceedings involving creditors' rights or involving a claim under this Note or any of the other loan documents.

     Maker, all endorsers and guarantors hereof and any other party who may become liable for all or any part of the obligation evidenced hereby, waive presentment for payment, notice or dishonor, protest and notice of protest, notice of nonpayment and any and all lack of diligence or delays in collection or enforcement of this Note.

     Maker may prepay all or any part of the Principal Amount without premium or penalty upon ten (10) days' prior written notice to Payee, given in the manner provided in the Security Agreement.

     Partial prepayments shall not postpone or reduce regular payments to be made hereunder. All such prepayments shall be applicable first to the payment of late charges, if any, costs and expenses, and administrative penalties due hereunder, then to accrued and unpaid interest, then to that portion of the unpaid Principal Amount due on the Maturity Date and then, if applicable, to any unpaid installments of principal in the inverse order of installment maturities. The Payee may require that any partial prepayments be made on the dates installments of principal and interest are due hereunder.

          Anything to the contrary notwithstanding, Payee shall not charge, take or receive, and Maker shall not be obligated to pay to Payee, any amounts constituting interest on the Principal Amount in excess of the maximum rate permitted by applicable law. If by reason of the acceleration of the unpaid Principal Amount or otherwise, interest in excess of the highest legal contract rate permitted by applicable law shall at any time be paid, any such excess shall constitute and be treated as a payment of outstanding principal hereunder and shall operate to reduce such outstanding Principal Amount.

          ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NOTE, THE SECURITY AGREEMENT, OR OTHER DOCUMENTS EVIDENCING OR SECURING THE DEBT TRANSACTION EVIDENCED HEREBY MAY ONLY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF COLUMBIA, AND, BY EXECUTION AND DELIVERY OF THIS NOTE AND SECURITY AGREEMENT, THE MAKER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN THE DISTRICT OF COLUMBIA.

          THE MAKER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF THE AFOREMENTIONED COURT IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF A COPY THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO THE MAKER AT ITS ADDRESS PROVIDED HEREIN. SUCH SERVICE SHALL BE DEEMED TO HAVE OCCURRED ON THE THIRD DAY AFTER SUCH MAILING. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF PAYEE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE MAKER IN ANY OTHER JURISDICTION.

          EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, WILLINGLY, VOLUNTARILY, UNCONDITIONALLY, IRREVOCABLY AND INTENTIONALLY FOREVER WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE SECURITY AGREEMENT, OR OTHER DOCUMENTS EVIDENCING OR SECURING THE DEBT TRANSACTION EVIDENCED HEREBY, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (VERBAL OR WRITTEN) OR ACTION OF ANY PERSON OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THIS TRANSACTION, DOCUMENT OR ANY RELATED DOCUMENT OR IN ANY WAY RELATING TO THE COLLATERAL (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS TRANSACTION OR ANY CLAIMS OR DEFENSES ASSERTING THAT THIS TRANSACTION, IN WHOLE OR IN PART, WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). MAKER REPRESENTS THAT NO ORAL OR

WRITTEN STATEMENTS HAVE BEEN MADE BY ANY PARTY TO INCLUDE THIS SUBMISSION OR JURISDICTION AND WAIVER OF TRAIL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS STATED EFFECT. MAKER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED BY INDEPENDENT COUNSEL, SELECTED BY ITS OWN FREE WILL, IN SIGNING THIS NOTE AND IN THE MAKING OF THIS WAIVER AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH SUCH COUNSEL. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEE TO ENTER INTO THIS TRANSACTION AND THE VARIOUS DOCUMENTS RELATED THERETO.

          Maker acknowledges that this Note and Security Agreement (any attachments affixed thereto by the Commission with the permission and knowledge of the Maker/Debtor), along with the then-current applicable Commission orders and regulations and the Communications Act of 1934, as amended, set forth the entire agreement, written and oral, of the parties, and all inconsistent prior statements, understandings, notices, representations and agreements between the parties, oral or written, are superseded by and merged in this Note, the Security Agreement or other documents evidencing or securing the debt transaction evidenced hereby. Except as otherwise expressly provided herein, all of Payee's representations, warranties, covenants and agreements in this Note and Security Agreement shall merge in the documents and agreements executed by the Maker and shall not survive said execution.

          If any provision or part of this Note and/or the Security Agreement shall for any reason be held or deemed to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein and the remaining provisions of this Note shall remain in full force and effect. The enforceability of the Note and/or the Security Agreement do not alter the rights and obligations of the Maker and Payee under the Communications Act of 1934, as amended, or under the then-applicable orders and regulations of the Commission, as amended.

          Any notice demand or request hereunder shall be given in the manner set forth in the Security Agreement.

          This Note shall be governed by and construed in accordance with the Communications Act of 1934, as amended, the then-applicable orders and regulations of the Commission, and federal law. Nothing in this Note shall be deemed to modify any then-applicable orders and regulations of the Commission, and nothing in this Note shall be deemed to release the Maker from compliance therewith. This Note may not be changed, modified, waived, terminated or discharged orally, but only by an agreement in writing executed by the party against whom enforcement of any such change, modification, waiver, termination, or discharge is sought.

          Maker represents and warrants that any statements made by or on behalf of Maker in connection with this Note: (i) are true and accurate in all material respects; and (ii) do not omit any material facts or information that would make such statement misleading in the context of Payee's evaluation of the note, and acknowledges and agrees that Payee is entitled to and his relied on such statements in agreeing to the Note.

          Payee shall have the right at any time to assign, endorse, pledge, convey or otherwise transfer this Note and all of the other loan documents to any party. From and after the date of such assignment, endorsement, pledge, conveyance or other transfer, such transferee shall be entitled to exercise any and all rights and remedies of Payee hereunder. Maker shall not assign, convey or otherwise transfer its rights and obligations hereunder without the prior written consent of the Commission.


Date:  11/21/96                                 WIRELESS 2000, INC.
      --------------
                                                         [NAME OF MAKER]

                                                By:   /s/ Joan S. Ducote
                                                     --------------------------
                                                Its: President
                                                     --------------------------

     License Number:   PBB009C
                                                   INSTALLMENT PLAN C AMORTIZATION SCHEDULE
                      for Federal Communications Commission Broadband Personal Communications Service, C-Block Licenses
                                               (Interest-only Payments for the First Six Years)
                        Orig Balance               Orig Rate             Term (yrs)              1st PMT            Future Value
                    --------------------- -------------------------- ------------------ ------------------------ -------------------
                        $4,707,517.50                7.00%                  10                    Dec-96                 $0
------------------------------------------------------------------------------------------------------------------------------------
Pmt #  Date      Yr Rate  P&I Payment  Principal    Interest     Extra Prin  New Balance (Prin Only) Cum. Interest  Yearlm Total Int
------------------------------------------------------------------------------------------------------------------------------------
 1     Dec-96    7.00%    $94,795.22   $0.00         $94,795.22   $0.00       $4,707,517.50           $94,795.22      $94,795.22
 2     Mar-97    7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $177,176.77     $82,381.56
 3     Jun-97    7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $259,558.33     $164,763.11
 4     Sep-97    7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $341,939.88     $247,144.67
 5     Dec-97    7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $424,321.44     $329,526.23
 6     Mar-98    7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $506,703.00     $82,381.56
 7     Jun-98    7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,511.50           $589,084.55     $164,763.11
 8     Sep-98    7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $671,466.11     $247,144.67
 9     Dec-98    7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $753,847.67     $329,526.23
 10    Mar-99    7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $836,229.22     $82,381.56
 11    Jun-99    7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $918,610.78     $164,763.11
 12    Sep-99    7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $1,000,992.33   $247,144.67
 13    Dec-99    7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $1,083,373.89   $329,526.23
 14    Mar-2000  7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $1,165,755.45   $82,381.56
 15    Jun-2000  7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $1,248,137.00   $164,763.11
 16    Sep-2000  7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $1,330,518.56   $247,144.67
 17    Dec-2000  7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $1,412,900.12   $329,526.23
 18    Mar-2001  7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $1,495,281.67   $82,381.56
 19    Jun-2001  7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $1,577,663.23   $164,763.11
 20    Sep-2001  7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $1,660,044.78   $247,144.67
 21    Dec-2001  7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $1,742,426.34   $329,526.23
 22    Mar-2002  7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $1,824.807.90   $82,381.56
 23    Jun-2002  7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $1,907,189.45   $164,763.11
 24    Sep-2002  7.00%    $82,381.56   $0.00         $82,381.56   $0.00       $4,707,517.50           $1,989,571.01   $247,144.67
 25    Dec-2002  7.00%    $339,880.77  $257,499.21   $82,381.56   $0.00       $4,450,018.29           $2,071,952.57   $329,526.23
 26    Mar-2003  7.00%    $339,880.77  $262,005.45   $77,875.32   $0.00       $4,188,012.84           $2,149,827.89   $77,875.32
 27    Jun-2003  7.00%    $339,880.77  $266,590.55   $73,290.22   $0.00       $3,921,422.29           $2,223,118.11   $151,165.54
 28    Sep-2003  7.00%    $339,880.77  $271,255.88   $68,624.89   $0.00       $3,650,166.41           $2,291,743.00   $219,790.43
 29    Dec-2003  7.00%    $339,880.77  $276,002.86   $63,877.91   $0,00       $3,374,163.55           $2,355,620.91   $283,668.34
 30    Mar-2004  7.00%    $339,880.77  $280,832.91   $59,047.86   $0.00       $3,093,330.64           $2,414,668.77   $59,047.86
 31    Jun-2004  7.00%    $339,880.77  $285,747.48   $54,133.29   $0.00       $2,807,583.16           $2,468,802.06   $113,181.15
 32    Sep-2004  7.00%    $339,880.77  $290,748.06   $49,132.71   $0.00       $2,516,835.10           $2,517,934.77   $162,313.86
 33    Dec-2004  7.00%    $339,880.77  $295,836.16   $44,044.61   $0.00       $2,220,998.94           $2,561,979.38   $206,358.47
 34    Mar-2005  7.00%    $339,880.77  $301,013.29   $38,867.48   $0.00       $1,919,985.65           $2,600,846.86   $38,867.48
 35    Jun-2005  7.00%    $339,880.77  $306,281.02   $33,599.75   $0.00       $1,613,704.63           $2,634.446.61   $72,467.23
 36    Sep-2005  7.00%    $339,880.77  $311,640.94   $28,239.83   $0.00       $1,302,063.69           $2,662,686.44   $100,707.06
 37    Dec-2005  7.00%    $339,880.77  $317,094.66   $22,786.11   $0.00       $984,969.03             $2,685,472.55   $22,786.11
 38    Mar-2006  7.00%    $339,880.77  $322,643.81   $17,236.96   $0.00       $662,325.22             $2,702,709.51   $40,023.07
 39    Jun-2006  7.00%    $339,880.77  $328,290.08   $11,590.69   $0.00       $334,035.14             $2,714,300.20   $51,613.76
 40    Sep-2006  7.00%    $339,096.00  $334,035.14   $5,060.86    $0.00       $0.00                   $2,719,361.06   $56,674.62
------------------------------------------------------------------------------------------------------------------------------------
     License Grant date., September 17. 1996     First and last payments prorated based an the above license grant date.

                              SECURITY AGREEMENT
  (Broadband Personal Communications Service, C Block): Auction Event No. 5)

License No.  PBB009C
             -------

          This SECURITY AGREEMENT DATED September 17, 1996, ("Agreement") between Wireless 2000, Inc., a CORPORATION ("Debtor") and the FEDERAL COMMUNICATIONS COMMISSION, an independent regulatory agency of the United States ("Commission" or "Secured Party")

                                  WITNESSETH

          WHEREAS, Debtor has submitted the highest accepted bid for license number PBB009C in the Broadband Personal Communications Service C Block auction (hereinafter the "License") conducted by the Commission to assign such licenses;

          WHEREAS, the Commission has duly determined to grant the License to Debtor, subject to the terms and conditions set forth in the orders and regulations of the Commission applicable to such licenses, and the Communications Act of 1934, as amended;

          WHEREAS, Debtor wishes to pay its auction price for the License by installments through an Installment Payment Plan as provided by 47 C.F.R. ss.ss. 24.711, 1.2110 (hereinafter the "Installment Payment Plan") and undertakes to hold the License under the terms and conditions set forth in the Commission's orders and regulations, as amended, applicable to such licenses, and the Communications Act of 1934, as amended and the terms and conditions of this Agreement;

          WHEREAS, the Commission has agreed to permit the Debtor to make payment of the auction price for the License through an Installment Payment Plan; and

          WHEREAS, as a condition to such agreement, Debtor has agreed to execute the Installment Payment Plan Note of even date ("Note") and to enter into this Agreement and make the pledge and assignment of collateral contemplated herein.

          NOW, THEREFORE, in consideration of the premises, the mutual agreements contained herein and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which is hereby acknowledged, and in order to induce the Commission to permit Debtor to pay the auction price for the License through the Installment Payment Plan, Debtor hereby agrees with the Commission as follows:

          1.   Pledge and Assignment of Collateral of Obligations Under Note.
               -------------------------------------------------------------
Debtor hereby pledges, assigns, hypothecates, delivers, and sets over to the Commission and grants to the Commission a first lien on and continuing security interest in all of the Debtor's rights and interest in the License and all proceeds, profits and products of any sale of or other disposition thereof (collectively the "Collateral"), all as collateral security for the prompt and complete payment when due (whether in accordance with the schedule of payments, at the stated maturity, by acceleration, or otherwise) of the unpaid principal and interest due, and such other additional costs, expenses, late charges, administrative charges, attorneys fees, and default payments assessable under the terms of the Note (all collectively "Obligations"). It is expressly understood by Debtor that all of the terms of the Note apply to this Agreement and that reference herein to "this Agreement" includes both the Security Agreement herein and the Note. For purposes of interpreting the terms used in this Agreement shall have the meaning ascribed to them in the Uniform Commercial Code (Official Text and Comments, American Law Institute).

         2. Interest of Commission. It is understood and acknowledged by Debtor
            ----------------------
that pursuant to Section 301 of the Communications Act of 1934, as amended, the Commission is charged with the regulatory mandate to maintain control over all channels of radio transmission (the "Spectrum"), and to provide licenses for the use of such radio channels, but not ownership thereof. Debtor understands and acknowledges that it holds a mere conditional license to use the Spectrum with no ownership interest in the Collateral (or any underlying right to use the Spectrum), or any power to assign the License without the prior Approval of the Commission pursuant to Section 310(d) of the Communications Act of 1934, as amended. Debtor further understands and acknowledges that it is giving a security interest to the Commission in the Collateral only to assist the Commission in protecting its ability to enforce the Commission's regulations which condition holding the license in compliance with all then-applicable orders and regulations of the Commission, including, but not limited to, full and timely payment of all payments under the Installment Payment Plan. To that end, and not in derogation of any of the Commission's regulatory authority over the License, Debtor hereby acknowledges that the Commission has a first security interest in the Collateral, and Debtor shall not dispute such first security interest, or the Commission's rights as a secured party hereunder, in any legal or equitable proceeding in which Debtor, or any assignee or trustee of the estate of Debtor in bankruptcy, is a party.

         3. Compliance with Commission Orders and Regulations. Nothing in this
            -------------------------------------------------
Agreement shall be deemed to modify any then-applicable orders and regulations of the Commission, and nothing in this Agreement shall be deemed to release Debtor from compliance therewith.

         4. Representations and Warranties of Debtor. Debtor represents and
            ----------------------------------------
warrants to the Commission as follows:

         (a) It has full power, authority and legal right to execute, deliver and perform this Agreement, the Note, and any other documents delivered in connection with the Note, this Agreement and the transactions contemplated therein to make the debt transaction evidenced by the Note, and to pledge the Collateral pursuant to this Agreement.

         (b) It is a duly organized CORPORATION existing in good standing under the laws of LOUISIANA and is duly qualified to do business wherever necessary to carry on its present operations. Its principal place of business and chief executive office are located at 219 NORTH WASHINGTON STREET, MARKSVILLE, LA 71351.

         (c) The representative of Debtor purporting to act on behalf of Debtor in executing this Agreement, the Note, and any other documents delivered in connection with the Note, this Agreement and the transactions contemplated therein, is duly authorized by Debtor to take all such acts and to execute all such documents.

         (d) No security agreements have been executed and delivered, and no financing statements have been filed in any jurisdiction, granting or purporting to grant a security interest in the Collateral to any secured party except to the Commission.

         (e) No consent of any other party and no consent, license, approval or authorization of, exemption by, or registration or declaration with, any governmental instrumentality, domestic or foreign other than the Commission, is required to be obtained in connection with the execution, delivery or performance of this Agreement, the Note or any other document executed and delivered in connection with the delivery of the Note or this Agreement.

         (f) The execution, delivery and performance of this Agreement and the Note, does not and will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator, governmental instrumentality, domestic or foreign, or of any indenture, contract, agreement or other undertaking to which Debtor is a party or which purports to be binding upon Debtor or upon any of Debtor's assets, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Debtor, except as contemplated by this Agreement.

         (g) All right and interest of any kind in and to the Collateral is held by Debtor or the Commission and by no other party, and the Collateral is free from any lien, security interest, encumbrance or adverse claim of any kind whatsoever thereon. Debtor will not permit any financing statement to be filed with respect to the Collateral or any portion thereof or interest therein except in favor of Secured Party. Debtor will notify Secured Party of, and will defend the Collateral against, all claims and demands of all persons at any time claiming the same or any interest therein.

     5.  Covenants of Debtor. Debtor hereby covenants and agrees as follows:
         -------------------

         (a) That it will defend the Commission's right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.

         (b) That it will execute all financing statements and other instruments or documents related to the perfection of the Commission's security interest, including but not limited to any renewal financing statements or instruments as required to maintain the Commission's security interest, or as otherwise reasonably requested by the Commission, and to file and pay the cost of filing any such instruments or documents as required under this paragraph in whichever public office deemed advisable by the Commission.

         (c) That it will not make any indenture, contract, agreement or other undertaking to which Debtor is a party or which purports to be binding upon Debtor, or upon any of Debtor's assets, that would result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Debtor that would be inconsistent with its pledge and assignment of the Collateral hereunder, except as contemplated by this Agreement. Except for the liens and encumbrances created hereby, Debtor will keep the Collateral free and clear of any lien, security interest or encumbrance.

         (d) That it will pay all costs and expenses, including reasonable attorneys' fees, of the Commission incurred in connection with the enforcement of this Agreement and any and all liability incurred by the Commission resulting from any act or omission of Debtor with respect to the Collateral and this Agreement.

         (e) Debtor will execute, alone or with Secured Party, any document, will procure any document and do all other acts and pay all connected costs, in a timely and proper manner, which from the character or use of the Collateral may be reasonably necessary to protect the Collateral against the rights, claims or interests of third persons, and will otherwise preserve the Collateral as security hereunder. The specific undertakings required of Debtor in this Agreement shall not be construed to exclude the aforementioned general obligation.

         6.  Power of Attorney. Debtor hereby irrevocably constitutes and
             -----------------
appoints the Commission and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in the Commission's discretion, for the purpose of carrying out the terms of this Agreement and, to the extent permitted by applicable law, to take any and all appropriate actions and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Such appointment is a power coupled with an interest until all Obligations have been paid in full by Debtor.

         7.  Event of Default. Debtor shall be in default under this Agreement
             ----------------
if an Event of Default (as defined in the Note) has occurred.

         8.  Remedies. If an Event of Default shall occur, the Commission shall
             --------
thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies relating to the Note, all such remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently at such time or times as Commission deems expedient:

         (a) the License shall be automatically canceled pursuant to 47 C.F.R.
(S). 1.2110;

         (b) all Obligations; secured hereunder shall become immediately due and payable without presentment, demand, protest, further notice, or other requirements of any kind;

         (c) the Commission may demand, sue for, and collect the outstanding balance of the unpaid Obligations, and make any compromise, or settlement the Commission deems suitable with respect to any Collateral which may be held by it hereunder;

         (d) Debtor hereby acknowledges the Commission's authority, pursuant to the Communications Act of 1934, as amended, and the Commission's orders and regulations then-applicable to such licenses, to conduct another public auction or assign the License in the event that the Commission rescinds, cancels, or revokes the License for any default under this Agreement or any other violation of the terms and conditions of the License. The Undersigned hereby waives all notices prior to the conduct of said public auction or assignment by the Commission or its agents. Debtor further acknowledges that in the event that the Commission rescinds, cancels, or revokes the License for any default under this Agreement or any other violation of the terms and conditions of the License, Debtor has no right or interest in any moneys or evidence of indebtedness given to the Commission by a subsequent licensee of the Spectrum and that all such moneys or evidence of indebtedness are, and shall remain, the full property of the federal Treasury, pursuant to Section 309(j) of the Communications Act of 1934, as amended, and then-applicable Commission orders and regulations.

         (e) In addition to other remedies hereunder, Debtor shall remain liable, and obligated to pay on demand, all costs of collection and reasonable attorneys' fees and expenses incurred or paid by the Commission in enforcing this Agreement including, without limitation, all administrative fees and expenses of the Commission in attempting to collect the Obligations or to enforce this Agreement, or the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and all payments assessed by the Commission in the event of default as specified in Commission orders and regulations applicable to such licenses.

         (f) Debtor hereby acknowledges that the Commission has no adequate remedy at law with respect to a breach of any covenant contained in this Agreement and, as a consequence, agrees that each and every covenant contained in this Agreement shall be specifically enforceable against Debtor, and Debtor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants.

         (g) Secured Party may exercise any and all of the rights and remedies conferred upon Secured Party by this Agreement, any other loan documents, or by applicable law, either concurrently or in such order as Secured Party may determine.

         (h) Secured Party may make such payments and do such acts as Secured Party may deem necessary to protect its secured interest in the Collateral.

         (i) the Commission may exercise any remedies of a Secured Party under the Uniform Commercial Code (Official Text and Comments, American Law Institute), or any other applicable law.

         (j) Secured Party shall have the right to enforce one or more remedies hereunder or under the Note, successively or concurrently, and such action shall not operate to estop or prevent Secured Party from pursuing any further remedy which it may have.

         9.  Severability. Any provision of this Agreement that is prohibited or
             ------------
unenforceable
in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10. No Waiver; Cumulative Remedies. None of the terms or provisions of
             ------------------------------
this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Commission. The Commission shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies under this Agreement, and no waiver shall be valid unless in writing, signed by the Commission, and then only to the extent therein set forth. A waiver by the Commission of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy which the Commission would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Commission, any right, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right power or privilege. The rights and remedies provided in this Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         11. Compliance With Other Applicable Orders and Regulations. Debtor
             -------------------------------------------------------
recognizes that its continued retention of the License, and rights to operate as a Commission licensee thereunder, are conditioned upon compliance with all Commission orders and regulations applicable to the License and the Communications Act of 1934, as amended. Debtor further recognizes that full and timely payment as set forth in the Note does not otherwise relieve it of its obligations otherwise to comply with the then-applicable orders and regulations of the Commission, and the Communications Act of 1934, as amended.

         12. Applicable Law. This Agreement shall be governed by and construed
             --------------
in accordance with Communications Act of 1934, as amended, then-applicable Commission orders and regulations, as amended, and federal law.

         13. Successors, Assigns, Designated Agents. Subject to the provisions
             --------------------------------------
of Paragraph 2 of this Agreement regarding the restriction upon Debtor's ability to assign the License, this Agreement shall be binding upon Debtor, its successors and assigns and shall inure to the benefit of the Commission, and its successors and assigns. The Commission may designate agents other than the Commission to act on its behalf with respect to any and all rights and remedies of the Commission under this Agreement or the Note, and such designee shall have all of the rights, powers and remedies available to the Commission within the scope of its designation. Nothing herein, however, shall be construed as granting Debtor any right to sell or assign the License.

         14. Singular and Plural. Wherever used, the singular number shall
             -------------------
include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

         15. Financing Statements. To the extent permitted by applicable law,
             --------------------
Debtor authorizes the Commission to sign and file financing statements at any time with respect to any of the Collateral without the signature of Debtor. Debtor will, however, at the same time and from time to time, execute such financing statements, agreements and other instruments and perform such acts as Commission may request in order to establish and maintain a validly perfected first priority security interest in the Collateral. All reasonable costs of filing and recording will be paid by Debtor.

     16.  Indemnification. Debtor hereby agrees to defend, indemnify and
          ---------------
hold harmless Secured Party and its employees, officers and agents, from and against any and all liabilities, claims and obligations which may be incurred, asserted or imposed upon them or any of them as a result of or in connection with any use, operation, lease or consumption of any of the Collateral or as a result of Secured Party's seeking to obtain performance of any of the obligations due with respect to the Collateral.

     17.  Notices. All notices, requests and demands hereunder shall be in
          -------
writing and shall be deemed to have been duly given, made or served on the earliest of (i) three (3) business days after the date mailed if sent by first-class U.S. mail, postage prepaid, (ii) actual delivery thereof if delivered by hand to the party to be notified, (iii) receipt thereof if sent by express mail or other overnight courier service, or (iv) transmission to the telecopier number listed below for the party to be notified if sent within normal business hours or, otherwise, on the next business day thereafter. In each case such notification with respect to the Debtor and the Commission shall be addressed as set forth below or as may be hereafter designed by the respective parties hereto.

As to Debtor:              WIRELESS 2000, INC.
------------
                           P. 0. BOX 337
                           219 NORTH WASHINGTON STREET
                           MARKSVILLE, LA 71351
                           ATTN: JOAN S. DUCOTE, PRESIDENT

As to the
---------
Commission:                U.S. DEPARTMENT OF THE TREASURY
----------
                           P. 0. BOX 44093
                           WASHINGTON, D. C. 20026-4093
                           ATTN: FCC-FMS/DEBT MANAGEMENT SERVICE

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

         DEBTOR:
         ------

                                    WIRELESS 2000, INC.

         Date: 11/21/96             By: /s/ Joan S. Ducote
                                        -------------------
                                    Its:    PRESIDENT

                       FEDERAL COMMUNICATIONS COMMISSION
                       ---------------------------------

         Date: 12/18/96             By:  /s/ [SIGNATURE ILLEGIBLE]
                                         ---------------------------
                                    Its: Associate Managing Director
                                         for Operations (or designee)

License No.: PBB009C
Modified License No.: PBB009C1

                             FIRST MODIFICATION OF
                             --------------------
                         INSTALLMENT PAYMENT PLAN NOTE
                         -----------------------------
                           FOR BROADBAND PCS C BLOCK
                           -------------------------

     THIS FIRST MODIFICATION OF INSTALLMENT PAYMENT PLAN NOTE ("First Modification") is executed on the 21st day of July, 1998, and is intended to be effective for all purposes as of the 31st day of July, 1998 ("Effective Date"), by and between: (i) WIRELESS 2000, INC., A Louisiana Corporation ("Maker"); and
(ii) FEDERAL COMMUNICATIONS COMMISSION, an independent regulatory agency of the United States ("Payee" or "Commission").

                             W I T N E S S E T H:
                             --------------------

RECITALS:
--------

     R-1. Reference is made to that certain Installment Payment Plan Note made by Maker, payable to the order of the Commission, in the original principal amount of $4,707,517.50 ("Original Note"). The Original Note is secured by, amongst other things (i) that certain Security Agreement by and between the Maker and the Commission ("Security Agreement"); and (ii) those certain Financing Statements related thereto (collectively, "Financing Statements"). The Original Note, Security Agreement, Financing Statements and all other documents evidencing, governing or securing the Original Note, together with any and all amendments, modifications or supplements thereto, are hereinafter collectively referred to as the "Loan Documents". All of the terms, conditions and provisions of the Loan Documents are hereby incorporated herein and made a part hereof in their entireties by this reference.

     R-2. The Security Agreement and Financing Statements created a first lien security interest in the "License" and the "Collateral" (as those terms are defined in the Security Agreement).

     R-3. Pursuant to that certain Public Notice, DA 97-649 (rel. March 31,
1997) ("Suspension Order"), the Commission suspended the deadline for payment of installment payments required to be made under the Original Note. Pursuant to that certain Second Report and Order and Further Notice of Proposed Rule Making adopted September 25, 1997 and released October 16, 1997 ("Second Report and Order"), the Commission rescinded the Suspension Order and ordered the reinstatement of payments under the Original Note effective March 31, 1998 and agreed to a schedule of payment of all accrued and unpaid interest due under the Original Note. The Second Report and Order was subsequently modified by that certain Order on Reconsideration of the Second Report and Order adopted March 23, 1998 and released March 24, 1998 ("Order on Reconsideration"). Pursuant to the Order on Reconsideration and the Public Notice, DA-98-741 (rel. April 17,
1998), the date for the resumption of payments under the Original Note was changed to July 31, 1998 as well as certain other modifications to the terms contained in the Second Report and Order.

     R-4. Pursuant to the terms of the Second Report and Order, as modified by the Order of Reconsideration, the Maker elected to disaggregate a portion of the spectrum covered by the License and in return, receive a partial reduction of the principal balance of the Original Note (the "Disaggregation Election"). In order to reflect the Disaggregation Election, the modification to the payment terms with respect to "Suspension Interest" and "Deferred Interest" (as those terms are defined below), and certain other modifications to the terms of the Original Note and Original Security Agreement, (i) Maker and the Commission are modifying the terms of the Original Note by this First Modification (the Original Note, as modified by this First Modification, is hereinafter referred to as the "Note"), (ii) Maker and the Commission are modifying the terms of the Original Security Agreement by this First Modification (the Original Security Agreement, as modified by this First Modification, is hereinafter referred to as the "Security Agreement"), and (iii) Maker is executing and delivering new Financing Statements for the purpose of creating a lien on the "Modified License" (as hereinafter defined) in favor of the Commission (the "New Financing Statements") [the Original Financing Statements, as supplemented by the New Financing Statements, are hereinafter referred to as the "Financing Statements"]. The Original Loan Documents, as amended, modified and/or supplemented by this First Modification and the New Financing Statements, together with any and all amendments, modifications or supplements thereto, are hereinafter collectively referred to as the "Loan Documents". All of the terms, conditions and provisions of the Loan Documents are hereby incorporated herein and made a part hereof in their entireties by this reference.

     R-5. It is the intention of the Maker and the Payee that except as specifically modified by this First Modification, the Original Note and Original Security Agreement shall continue in full force and effect.

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the sum of Ten dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby covenant and agree and amend the Original Note as follows:

     1. The foregoing Recitals, including all terms defined therein, are hereby incorporated in this First Modifications in the same extent as if they had been herein stated in full. The documents referred to in the Original Note shall include the documents referred to therein, as well as any and all modifications, amendments, additions and/or supplements thereto and/or replacements thereof.

     2. This First Modification shall amplify and modify where specifically provided herein but shall not replace the Original Note. Except as specifically modified herein, all the terms, conditions and obligations of the Original Note shall remain in full force and effect, and all of the rights and remedies provided for therein shall be preserved to the Commission. If there is any conflict between the provisions of the First Modification and the provisions of the Original Note, the provisions of this First Modification shall govern and prevail. THE COMMISSION AND MAKER COVENANT AND AGREE THAT THIS FIRST MODIFICATION ONLY

MODIFIES THE TERMS OF THE ORIGINAL NOTE AND IS NOT A NOTATION OF THE ORIGINAL NOTE.

     3. The Original Security Agreement, as modified by this First Modification, and the Original Financing Statements, as supplemented by the New Financing Statements, will continue to encumber the License and Collateral (as each of those terms are modified in this First Modification) with a first lien security interest. The Original Note, as modified by this First Modification, and all extensions, renewals, modifications and amendments and consolidations thereof or substitutions therefore shall continue to be secured by the Security Agreement and all other documents, instruments, certifications, security agreements and financing statements executed and delivered in connection therewith by the Maker or by its successors. The Original Note and this First Modification shall be entitled to the benefits of, and to the security required to be provided by, the aforesaid documents, some of which contain provisions for the acceleration of the maturity of the Note upon the happening of certain stated events.

     4.  Pursuant to the Disaggregation Election, Maker and the
Commission acknowledge and agree that the original principal balance of the Original Note is hereby reduced, effective for all purposes as of the effective date of the Original Note, to $2,834,452.50. Such reduced original principal balance is hereinafter referred to as the "Principal Amount" and the defined term Principal Amount contained in the Original Note is hereby modified to conform to the new original principal balance of the Original Note.

     5. The Amortization Schedule attached to the Original Note as Schedule A is hereby deleted in its entirety. All references in the Original Note to Schedule A are hereby deleted. All payments under the Note shall continue to be made in accordance with the terms of the Original Note, as modified by the provisions of this First Modification.

     6. Maker and the Commission covenant and agree that pursuant to the terms of the Suspension Order and the Second Report and Order, interest payments under the Original Note were suspended for the period effective as of March 31, 1997 through and including March 31, 1998. The entire amount of unpaid interest that accrued during the period beginning with the grant date of the License through and including March 31, 1998 is hereinafter referred to as the "Suspension Interest". All Suspension Interest is to be repaid in eight (8) equal payments with the first such payment being due on the Effective Date. In addition, pursuant to the terms of the Order on Reconciliation, (i) all interest accrued on the Original Note from April 1, 1998 through the Effective Date ("Deferred Interest") is due and payable in full on the Effective Date, (ii) all payments under the Note were reinstated as of the Effective Date, and (iii) the schedule for making quarterly interest and/or principal payments under the Note was changed to require quarterly payments on October 31, January 31, April 30 and July 31 of each year without any modification to the amounts for each payment as provided in the Original Note, with the first such payment being due and payable on October 31, 1998. Based upon the foregoing, the Original Note is hereby amended to provide that the payments of interest and principal shall be as follows:

     (a) On the Effective Date, Maker shall make a payment to Payee in the amount of all

Deferred Interest ("Deferred Interest Payment").

          (b) On the Effective Date, and continuing on each following October 31, January 31, April 30 and July 31 thereafter until all Suspension Interest has been paid in full, Maker shall make a payment equal to one-eighth (1/8th) of the Suspension Interest outstanding as of March 31, 1998 ("Suspension Interest Payment").

          (c) Commencing on October 31, 1998, and continuing on each January 31, April 30, July 31 and October 31 thereafter (such quarterly dates are hereinafter referred to as the "New Quarterly Payment Dates" or individually a "New Quarterly Payment Date"), Maker shall make equal, consecutive quarterly payments of interest only at the "Annual Rate" (as that term is defined in the Original Note) based upon the reduce Principal Amount as provided herein. On each New Quarterly Payment Date, all accrued and outstanding interest for the applicable calendar quarter shall be due and payable in full. The last quarterly interest only payment shall be due on the New Quarterly Payment Date occurring immediately prior to the date that the first quarterly payment of principal and interest is due.

          (d) Commencing on the "First Principal Repayment Date" (as hereinafter defined), and continuing on each New Quarterly Payment Date thereafter until the "Maturity Date" (as that term is defined in the Original
Note), Maker shall pay principal and interest in equal quarterly installments equal to all accrued interest during the applicable calendar quarter plus a principal payment calculated using an amortization schedule which would result in the Note being repaid in full over a four (4) year term comprised of sixteen
(16) quarterly payment periods. The "First Principal Repayment Date" shall be
(i) the date provided in the Original Note for the first payment of principal and interest if such date is a New Quarterly Payment Date, or (ii) the first New Quarterly Payment Date following the date currently provided in the Original Note for the first payment of principal and interest if the first quarterly payment of principal and interest required under the Original Note is due on a day other than one of the New Quarterly Payment Dates.

          (e) The Maker and the Commission acknowledge and agree that no modification is being made to the "Maturity Date" (as that term is defined in the Original Note) and that the entire "Principal Amount" (as that term is defined in the Original Note), together with accrued and unpaid interest thereon, and all other remaining obligations of Maker under the Note, if not sooner paid, shall be due and payable on the Maturity Date.

          (7) The sixth (6th) paragraph of the Original Note reading "All interest shall be computed on the basis of a 360-day year for actual days elapsed." is hereby deleted in its entirety and replaced with the following:

               Interest on the Principal Amount of this Note shall be computed at the Annual Rate on the basis of a three hundred sixty (360)-day year composed of twelve (12) months of thirty (30) days each, except that interest due and payable for a period of less than a full quarterly payment period shall be calculated by dividing the full quarterly payment by the actual number of calendar days in the applicable quarterly payment period to create a daily rate that is multiplied by the actual number of days elapsed since the last day of the previous quarterly payment period.

          (8) If the Suspension Interest Payment and the Deferred Interest Payment due on the Effective Date are received by the Commission on or before October 29, 1998, together with any applicable late fee, Maker and the Commission agree that the paragraphs of the Original Note defining when an "Event of Default" occurs will be modified by deleting in their entirety the provisions beginning with the phrase "a non-payment by Maker of any Principal or Interest on the due date. . ." and continuing through ". . ., Maker has not resumed payments of Interest and Principal in accordance with the terms of this Note; or "and replace with the following:

               a. Any non-payment by Maker of any Principal and/or Interest on the due date specified hereinabove, and the failure to make such payment, together with all applicable "Late Fees" (as hereinafter defined) within one hundred eighty (180) days after such Principal and/or Interest payment due date; or

          (9) The Original Note is hereby amended to provide that in addition to the Events of Default listed therein, as modified by this First Modification, it shall be an Event of Default under the Note if either the Suspension Interest Payment due on the Effective Date or the Deferred Interest Payment due on the Effective Date is not received by the Commission on or before October 29, 1998. No additional grace or cure period shall be applicable to such payment. All other payments of Suspension Interest shall be subject to the same terms and conditions as the remaining Principal and/or Interest payments under the Note.

          (10) The paragraph of the Original Note which imposes a late fee upon the occurrence of any Event of Default is hereby modified by deleting in its entirety the sentence reading "Upon any Event of Default under this Note, Payee may assess a late fee and/or administrative charge, plus the costs of collection, litigation, attorneys' fees, and default payment as specified in the then-applicable orders and regulations of the Commission as amended, and Maker acknowledges that it is liable and herein expressly promises to pay on demand such additional costs, expenses, late charges, administrative charges, attorneys fees, and default payment." and substituting in its place the following:

                    Should any payment of Principal and/or
               Interest required under this Note not be paid in full on the due date as specified hereinabove, Maker acknowledges that the Payee will incur extra expenses for the handling of the delinquent payment and servicing the indebtedness evidenced hereby, and that the exact amount of theses extra expenses is extremely difficult and impractical to ascertain. Therefore, Maker shall, in such event, without further notice, and without prejudice to the right of the Payee to collect any other amounts provided to be paid hereunder or under the Security Agreement, or to declare an Event of Default, pay to the

               Commission the "Late Fee" (as hereinafter defined) to compensate Payee for expenses incurred in handling delinquent payments and the Maker confirms and agrees that the Late Fee is a fair approximation of the expenses so incurred by the Payee. The "Late Fee" is defined as the total, if any, of the "Non-Delinquency Late Fee" and the "Grace Period Late Fee" (as hereinafter defined). The "Non-Delinquency Late Fee" shall be an amount equal to five percent (5.0%) of any Principal and/or Interest payment required to be made hereunder and shall be automatically assessed if such payment is not made on the original date that such Principal and/or Interest Payment is due (without the benefit of any notice of grace period). If such Principal and/or Interest payment, together with the Non-Delinquency Late Fee, is not made on or before the ninetieth (90th)-day after the original date that such Principal and/or Interest payment was due, such payment shall automatically be subject to a second late fee (the "Grace Period Late Fee") equal to ten percent (10.0%) of the amount of such past due Principal and/or Interest Payment (without the benefit of any notice or grace period) in addition to the Non-Delinquency Late Fee.

                    In addition to the foregoing, there shall also
               automatically be imposed on Maker, and Maker shall pay to the Commission without further notice, and without prejudice to the right of the Payee to collect any other amounts provided to be paid hereunder or under the Security Agreement, or to declare an Event of Default, the "Resumption Date Late Fee" (as hereinafter defined ) to compensate Payee for expense incurred in handling delinquent payment of the Suspension Interest Payment due on the Effective Date and/or the Deferred Interest Payment. The Maker confirms and agrees that the Resumption Date Late Fee is a fair approximation of the expenses so incurred by the Payee. The "Resumption Date Late Fee" shall be an amount equal to (i) five percent (5.0%) of the Suspension Interest Payment due on the Effective Date if such payment is not received by the Payee on the Effective Date (without the benefit of any notice or grace period), and (ii) five percent (5.0%) of the Deferred Interest Payment due on the Effective Date if such payment is not received by the Payee on the Effective Date (without the benefit of any notice or grace period).

Maker and Payee agree that all references in the Original Note to a late fee shall be deemed to be a reference to the Late Fee and/or the Resumption Date Late Fee, as applicable.

         (11) Pursuant to the Disaggregation Election, the Maker has returned to the Commission one-half (1/2) of the spectrum represented by the License and retained the right to use the remaining one-half (1/2) of the spectrum represented by the License. In order to evidence the license for the retained spectrum, the Commission has issued an amended license to the Maker, license number PBB304C1 (herein referred to as the "Modified License"). Maker and the Commission covenant and agree that all references in the Original Security Agreement to "License" shall be deemed to refer to the License, as modified by the Modified License, and all references in the Original Security Agreement to "Collateral" shall be deemed to refer to all of the Maker's rights and interest in the License, as modified by the Modified License, and all proceeds, profits and products of any sale or other disposition thereof. In order to confirm the continuing lien, operation and effect of the Security Agreement on the License, as modified by the Modified License, and the Collateral, Maker does hereby regrant and reconvey unto the Commission, its successors and assigns, a security interest in the License, as modified by the Modified License, together with all other rights and property granted to the Commission pursuant to the terms of the Original Security Agreement. The foregoing grant by Maker shall be deemed to be a grant and conveyance of a security interest upon all of the terms and conditions contained in the Original Security Agreement without the necessity of repeating the Original Security Agreement herein in its entirety.

          12. Maker represents and warrants that its principal place of business and chief executive office is located at Marksville, Louisiana.

          13. All defined terms contained in the Loan Documents shall have the same meaning as set forth therein except as may otherwise be expressly set forth in this First Modification. Maker and the Commission covenant and agree that the reference in the Security Agreement to the "Note" shall be deemed a reference to the Original Note, as modified by this First Modification.

          14. This First Modification constitutes the entire agreement regarding the amendment and modification of the Original Note between Maker and the Commission and is intended by Maker and the Commission to be a complete, exclusive and final integration of all prior and contemporaneous agreements and negotiations of Maker and the Commission concerning the amendment and modification of the Original Note. There have been no other agreements, covenants, representations or warranties between the Maker and the Commission regarding the amendment and modification of the Original Note other than those expressly stated or referred to in this First Modification or any document delivered pursuant hereto.

          15. This First Modification may be amended or modified only by written instruments signed by Maker and Commission. If any covenant, condition or provision of this First Modification is declared by a court of competent jurisdiction to be invalid and not binding on the Maker and/or the Commission, such declaration shall in no way affect the validity of the other remaining covenants, conditions and provisions of this First Modification.

          16. This First Modification shall bind, inure to the benefit of and be enforceable by Maker and the Commission, their respective heirs, beneficiaries, legal representatives, successors and assigns.

          17. Except as modified by this First Modification, Maker agrees that the Original

Note shall continue in full force and effect without modification, and the Original Note and all of the other Loan Documents are hereby expressly approved, ratified, confirmed and reaffirmed by all parties to this First Modification. Maker hereby acknowledges and agrees that it has no claims, counterclaims, set-offs, defenses or other causes of action against the Commission and/or under the Note, Security Agreement or nay of the other Loan Documents and to the extent that any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, they are hereby waived and forever relinquished by the Maker.

          18. This First Modification shall be governed and construed in accordance with the Communications Act of 1934, as amended from time to time, the then applicable orders and regulations of the Commission and federal law.

          19. This First Modification may be executed in counterparts, each of which shall be deemed to be an original and all of which shall collectively be deemed to constitute a single document.

          IN WITNESS WHEREOF, intending to be legally bound, the undersigned Maker and the Commission have each executed this First Modification, under seal, as of the day and year first hereinabove written.

                           [SIGNATURE PAGES FOLLOW]

                                SIGNATURE PAGE

                             FIRST MODIFICATION OF

                         INSTALLMENT PAYMENT PLAN NOTE



                                             MAKER:
                                             -----

Witness/Attest:                              WIRELESS 2000, INC.

                                             A, Louisiana Corporation
/s/ Donna Mayeux
---------------------

                                             By:  /s/ Joan S. Ducote
                                                 ----------------------------
                                             Name: Joan S. Ducote
                                                   --------------------------
                                             Title: President
                                                    -------------------------

                                             Date: July 21, 1998

                                SIGNATURE PAGE

                             FIRST MODIFICATION OF

                         INSTALLMENT PAYMENT PLAN NOTE





                                     COMMISSION:
                                     ----------

Witness/Attest:                      FEDERAL COMMUNICATIONS COMMISSION


---------------------------
                                     By: _____________________________
                                     Name: _____________________________
                                     Its: Authorized Signatory for the Wireless
                                          Telecommunications Bureau, Federal
                                          Communications Commission

                              STATE OF LOUISIANA
               UNIFORM COMMERCIAL CODE-FINANCING STATEMENT-UCC-1

                                        Filed With:  Ayoyelles
          This FINANCING STATEMENT is presented for filing pursuant to Chapter 9 of the Louisiana Commercial Laws

----------------------------------------------------------------------------------------------------------------------------------
 1A.  DEBTOR (LAST NAME, FIRST, MIDDLE - IF AN INDIVIDUAL)                                          1B.  SS# OR EMPLOYER ID NO
         Wireless 2000, Inc.                                                                                72-1293258
----------------------------------------------------------------------------------------------------------------------------------
 1C.  MAILING ADDRESS
         221 N. Monroe, Suite 3 P.O. Box 337, Marksville, LA  71351
----------------------------------------------------------------------------------------------------------------------------------
 2A.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME, FIRST, MIDDLE - IF AN INDIVIDUAL)                      2B.  SS# OR EMPLOYER ID NO.

----------------------------------------------------------------------------------------------------------------------------------
 2C.  MAILING ADDRESS
----------------------------------------------------------------------------------------------------------------------------------
 3A.  ADDITIONAL DEBTOR OR DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                  3B.  SS# OR EMPLOYER I.D. NO.
----------------------------------------------------------------------------------------------------------------------------------
 3C.  MAILING ADDRESS

=================================================== SECURED PARTY INFORMATION ====================================================
 4A.  SECURED PARTY                                                                                 4B.  SS# OR EMPLOYER I.D. NO.
         Federal Communications Commission
----------------------------------------------------------------------------------------------------------------------------------
 4C.  MAILING ADDRESS
         Attn:  Jennifer Mock, 2025 M. Street NW Room 5126E Washington, DC  20554
----------------------------------------------------------------------------------------------------------------------------------
 5A.  ASSIGNEE OF SECURED PARTY (IF ANY)                                                            5B.  SS# OR EMPLOYER ID NO.
----------------------------------------------------------------------------------------------------------------------------------
 5C.  MAILING ADDRESS
----------------------------------------------------------------------------------------------------------------------------------

================================ PROPERTY INFORMATION ==========================
  6A. This FINANCING STATEMENT covers the following types or items of property.
      ALL OF THE DEBTOR'S RIGHT, TITLE AND INTEREST IN AND TO THE "COLLATERAL" AND THE "LICENSE" NO. PBB009C1 (AS SUCH TERMS ARE DEFINED IN THE SECURITY AGREEMENT AS MODIFIED BY THAT CERTAIN FIRST MODIFICATION OF INSTALLMENT PAYMENT PLAN NOTE AND FIRST AMENDMENT OF SECURITY AGREEMENT ENTERED INTO BETWEEN THE DEBTOR AND THE SECURED PARTY, INCORPORATED HEREIN BY REFERENCE) AND ALL PROCEEDS, PROFITS AND PRODUCTS OF ANY SALE OF OR OTHER DISPOSITION THEREOF.

 6B.  [_]Products of collateral are also covered.
--------------------------------------------------------------------------------
 7A.  Check if applicable and attach legal description of real property
      [_]  Fixture filing under R.S. 10:9-313
      [_] Minerals of the like (including oil and gas) or accounts subject to R.S. sec. 10:9-103(5) will be financed at the wellhead or minehead of the well or mine.
      [_] The debtor(s) do not have an interest of record in the real property. (Enter name and social security/employer i.d. number of an owner of record in 7E and 7C).

----------------------------------------------------------------------------------------------------------------------------------
 7B.  OWNER OF REAL PROPERTY (If other than named debtor) (Enter name and social         7C. SS# OR EMPLOYER ID NO.
security/employer i.d. number of an owner of record in 7E and 7C).
----------------------------------------------------------------------------------------------------------------------------------
 8A.  This statement is filed without the debtor's signature to       8B. [_] Debtor is a transmitting Utility.  Filing is
perfect a security interest in collateral (check [_] if so):          effective until terminated pursuant to R.S. secs 10:9-403(8)
 [_]  Already subject to a security interest in another
      jurisdiction when it was brought into this state or debtor's location changed to this state.

 [_] Which is proceeds of the original collateral described above in which a security interest was perfected.

 [_]  As to which the filing has lapsed.

 [_]  Acquired after a change of debtor's name, identity or
      corporate structure AND social security/employer id #
----------------------------------------------------------------------------------------------------------------------------------
 9  SIGNATURE(S) OF DEBTOR(S)                                         12.  THIS SPACE FOR USE OF FILING OFFICER (DATE, TIME,
            Wireless 2000, Inc.                                       ENTRY # AND FILING OFFICER)


   /s/ Joan S. Ducote
   President
--------------------------------------------------------------------
 10.  SIGNATURE(S) OF SECURED PARTY(IES) (if applicable)

=====================================================================
 11.  Return copy to:

 NAME              CT Corporation Systems
                   17 South High Street
 ADDRESS           Suite 1100
                   Columbus, OH  43215
 CITY, STATE
                                                                       ===========================================================

                           United States of America
                       Federal Communications Commission

                          RADIO STATION AUTHORIZATION

[STAMP APPEARS HERE]         Commercial Mobile Radio Services
                  Personal Communications Service - Broadband

                                                          Call Sign:  KNLF392
                                                          Market:     B238
                                                                LAKE CHARLES, LA
WIRELESS 2000 INC
WIRELESS 2000 LLC                                               Channel Block: C
208 N. WASHINGTON
MARKSVILLE, LA 71351                                   File Number:00204-CW-L-96

--------------------------------------------------------------------------------
The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory and all pertinent rules and regulations of the Federal Communications Commission contained in the Title 47 of the U.S. Code of Federal Regulations.
--------------------------------------------------------------------------------
     Initial Grant Date..........................  September 17, 1996

     Five-year Build Out Date....................  September 17, 2001

     Expiration Date.............................  September 17, 2006
--------------------------------------------------------------------------------
CONDITIONS
----------
Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. (S) 309(b)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S) 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. (S) 606).

Conditions continued on Page 2.

--------------------------------------------------------------------------------

WAIVERS :
-------
No waivers associated with this authorization.



--------------------------------------------------------------------------------
Issue Date: September 17, 1996
FCC Form 463a.                                                       Page 1 of 2

KNLF392                     WIRELESS 2000, INC.                    00204-CW-L-96



CONDITIONS:


This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.


This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.711 of the Commission's Rules and the terms of the Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.









Issue Date: September 17, 1996                                       Page 2 of 2
FCC Form 463a

                         Installment Payment Plan Note
  (Broadband Personal Communications Service, C Block): Auction Event No. 5)


US $4,731,181.64
Washington, D.C.                                              September 17, 1996

License No.: PBB238C
             -------

     FOR VALUE RECEIVED, the undersigned, Wireless 2000, Inc., a CORPORATION ("Maker"), promises to pay to the order of the FEDERAL COMMUNICATIONS COMMISSION, an independent regulatory agency of the United States ("Payee" or "Commission"), the principal sum of 4,731,181.64 DOLLARS ("Principal Amount"), together with accrued interest, computed at the annual rate of seven percent (7.00%) per annum, ("Annual Rate") on the unpaid Principal Amount hereof, from the date of this Note until the date the entire Principal Amount has been paid in full.

     Interest and principal shall be payable as set forth below and in accordance with Schedule A attached hereto and made a part hereof:

     Interest only, at the Annual Rate from the date hereof until the last day of the month ninety (90) days hence, shall be due and payable on December 31, 1996 in the amount of $95,217.74. Commencing December 31, 1996, Maker shall pay interest only at the Annual Rate, in equal consecutive quarterly installments of $82,795.68, due on the last day of the month and every ninety (90) days thereafter from December 31, 1996 through September 30, 2002.

     Commencing December 31, 2002, Maker shall pay principal and interest in equal quarterly installments of $341,589.31, due on the last day of each month ninety (90) days hence through and including June 30, 2006.

     The entire unpaid Principal Amount, together with accrued and unpaid interest thereon, and all remaining obligations of Maker hereunder, shall be due and payable on September 17, 2006 ("Maturity Date").

     All interest shall be computed on the basis of a 360-day year for actual days elapsed.

     All payments to be made hereunder, of principal, interest, costs, expenses, or other sums due hereunder, shall be made to the holder of this Note in lawful money of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts, free and clear and without reduction by reason of any present or future income, stamp or other taxes, levies, imposts, deductions, charges, compulsory loans or withholdings whatsoever, including interest thereon or penalties with respect thereto, if any imposed, assessed, levied or collected by any political subdivision or taxing authority thereof or therein, on or in respect of this Note or the obligations it evidences. All payments shall be made during normal business hours at the Commission's designated lockbox location as set forth from time to time in the

Commission's then-applicable orders and regulations and/or public notices.

     This Note is secured by, and entitled to the benefits of, a Security Agreement (the "Security Agreement") of even date between Maker and Payee. All the terms, covenants, conditions and agreements contained in the Security Agreement are hereby incorporated herein and made part of this Note to the same extent and effect as if fully set forth herein. It is expressly understood by Maker that all of the terms of the Security Agreement apply to this Note and that reference in the Security Agreement to "this Agreement" includes both the Security Agreement and this Note.

     IT IS HEREBY EXPRESSLY AGREED THAT TIME IS OF THE ESSENCE FOR THE PERFORMANCE OF ALL TERMS AND CONDITIONS UNDER THIS NOTE AND THE SECURITY AGREEMENT.

     A default under this Note ("Event of Default") shall occur upon any or all of the following:

     a. non-payment by Maker of any Principal or Interest on the due date as specified hereinabove if the Maker remains delinquent for more than 90 days and

               (1) Maker has not submitted a request, in writing, for a grace period or extension of payments, if any such grace period or extension of payments is provided for in the then-applicable orders and regulations of the Commission; or

               (2) Maker has submitted a request, in writing, for a grace period or extension of payments, if any such grace period or extension of payments is provided for in the then-applicable orders and regulations of the Commission, and following the expiration of the grant of such grace period or extension or upon denial of such a request for a grace period or extension, Maker has not resumed payments of Interest and Principal in accordance with the terms of this Note;
 or;

     b. failure by Maker to comply with any other condition for holding the above referenced license (as defined in the Security Agreement) as set forth in the license or in the Communications Act of 1934, as amended, or the then-applicable orders and regulations of the Commission; or

     c. violation by Maker of any other covenant or term of this Note or the Security Agreement.

Upon any Event of Default under this Note, Payee may assess a late fee and/or administrative charge, plus the costs of collection, litigation, attorneys' fees, and default payment as specified in the then-applicable orders and regulations of the Commission, as amended, and Maker acknowledges that it is liable and herein expressly promises to pay on demand such additional costs, expenses, late charges, administrative charges, attorneys fees, and default payment. Upon a default under this Note, the unpaid Principal Amount, plus all unpaid interest accrued thereon, together with any late fee and/or administrative charge, plus the costs of collection, litigation, attorneys' fees, and default payment as specified in the then-applicable orders and regulations of the Commission, as amended, shall become immediately due and payable. The Maker hereby acknowledges that the Commission has issued Maker the above referenced license pursuant to the Communications Act of 1934, as amended, that is conditioned upon full and timely payment of financial obligations under the Commission's installment payment plan, as set forth in the then-applicable orders and regulations of the Commission, as amended, and that the sanctions and enforcement authority of the Commission shall remain applicable in the event of a failure to comply with the terms and conditions of the license, regardless of the enforceability of this Note or the Security Agreement.

     No delay or omission on the part of Payee in exercising any right under this Note, the Security Agreement, or any other instrument securing this Note, shall operate as a waiver of such right or of any other right of Payee, nor shall any waiver by Payee of any such right or rights on any one occasion be deemed a bar to or waiver of the same right or rights on any future occasion.

     The Maker is liable for all costs of collection or enforcement of the Payee's rights under this Note or under the Security Agreement or under any other instrument now or hereafter executed by Maker in favor of Payee which in any manner evidences or constitutes additional security for this Note, including reasonable attorneys' fees, whether suit is brought or not, and all such costs shall be paid by the Maker on demand, and whether or not such collection or enforcement occurs in any bankruptcy, reorganization, receivership or other proceedings involving creditors' rights or involving a claim under this Note or any of the other loan documents.

     Maker, all endorsers and guarantors hereof and any other party who may become liable for all or any part of the obligation evidenced hereby, waive presentment for payment, notice or dishonor, protest and notice of protest, notice of nonpayment and any and all lack of diligence or delays in collection or enforcement of this Note.

     Maker may prepay all or any part of the Principal Amount without premium or penalty upon ten (10) days' prior written notice to Payee, given in the manner provided in the Security Agreement.

     Partial prepayments shall not postpone or reduce regular payments to be made hereunder. All such prepayments shall be applicable first to the payment of late charges, if any, costs and expenses, and administrative penalties due hereunder, then to accrued and unpaid interest, then to that portion of the unpaid Principal Amount due on the Maturity Date and then, if applicable, to any unpaid installments of principal in the inverse order of installment maturities. The Payee may require that any partial prepayments be made on the dates installments of principal and interest are due hereunder.

     Anything to the contrary notwithstanding, Payee shall not charge, take or receive, and Maker shall not be obligated to pay to Payee, any amounts constituting interest on the Principal Amount in excess of the maximum rate permitted by applicable law. If by reason of the acceleration of the unpaid Principal Amount or otherwise, interest in excess of the highest legal contract rate permitted by applicable law shall at any time be paid, any such excess shall constitute and be treated as a payment of outstanding principal hereunder and shall operate to reduce such outstanding Principal Amount.

     ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NOTE, THE SECURITY AGREEMENT, OR OTHER DOCUMENTS EVIDENCING OR SECURING THE DEBT TRANSACTION EVIDENCED HEREBY MAY ONLY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF COLUMBIA, AND, BY EXECUTION AND DELIVERY OF THIS NOTE AND SECURITY AGREEMENT, THE MAKER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN THE DISTRICT OF COLUMBIA.

     THE MAKER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF THE AFOREMENTIONED COURT IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF A COPY THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO THE MAKER AT ITS ADDRESS PROVIDED HEREIN. SUCH SERVICE SHALL BE DEEMED TO HAVE OCCURRED ON THE THIRD DAY AFTER SUCH MAILING. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF PAYEE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE MAKER IN ANY OTHER JURISDICTION.

     EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, WILLINGLY, VOLUNTARILY, UNCONDITIONALLY, IRREVOCABLY AND INTENTIONALLY FOREVER WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE SECURITY AGREEMENT, OR OTHER DOCUMENTS EVIDENCING OR SECURING THE DEBT TRANSACTION EVIDENCED HEREBY, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (VERBAL OR WRITTEN) OR ACTION OF ANY PERSON OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THIS TRANSACTION, DOCUMENT OR ANY RELATED DOCUMENT OR IN ANY WAY RELATING TO THE COLLATERAL (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS TRANSACTION OR ANY CLAIMS OR DEFENSES ASSERTING THAT THIS TRANSACTION, IN WHOLE OR IN PART, WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). MAKER REPRESENTS THAT NO ORAL OR

WRITTEN STATEMENTS HAVE BEEN MADE BY ANY PARTY TO INCLUDE THIS SUBMISSION OR JURISDICTION AND WAIVER OF TRAIL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS STATED EFFECT. MAKER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED BY INDEPENDENT COUNSEL, SELECTED BY ITS OWN FREE WILL, IN SIGNING THIS NOTE AND IN THE MAKING OF THIS WAIVER AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH SUCH COUNSEL. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEE TO ENTER INTO THIS TRANSACTION AND THE VARIOUS DOCUMENTS RELATED THERETO.

     Maker acknowledges that this Note and Security Agreement (any attachments affixed thereto by the Commission with the permission and knowledge of the Maker/Debtor), along with the then-current applicable Commission orders and regulations and the Communications Act of 1934, as amended, set forth the entire agreement, written and oral, of the parties, and all inconsistent prior statements, understandings, notices, representations and agreements between the parties, oral or written, are superseded by and merged in this Note, the Security Agreement or other documents evidencing or securing the debt transaction evidenced hereby. Except as otherwise expressly provided herein, all of Payee's representations, warranties, covenants and agreements in this Note and Security Agreement shall merge in the documents and agreements executed by the Maker and shall not survive said execution.

     If any provision or part of this Note and/or the Security Agreement shall for any reason be held or deemed to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein and the remaining provisions of this Note shall remain in full force and effect. The enforceability of the Note and/or the Security Agreement do not alter the rights and obligations of the Maker and Payee under the Communications Act of 1934, as amended, or under the then-applicable orders and regulations of the Commission, as amended.

     Any notice demand or request hereunder shall be given in the manner set forth in the Security Agreement.

     This Note shall be governed by and construed in accordance with the Communications Act of 1934, as amended, the then-applicable orders and regulations of the Commission, and federal law. Nothing in this Note shall be deemed to modify any then-applicable orders and regulations of the Commission, and nothing in this Note shall be deemed to release the Maker from compliance therewith. This Note may not be changed, modified, waived, terminated or discharged orally, but only by an agreement in writing executed by the party against whom enforcement of any such change, modification, waiver, termination, or discharge is sought.

     Maker represents and warrants that any statements made by or on behalf of Maker in connection with this Note: (i) are true and accurate in all material respects; and (ii) do not omit any material facts or information that would make such statement misleading in the context of Payee's evaluation of the note, and acknowledges and agrees that Payee is entitled to and his relied on such statements in agreeing to the Note.

     Payee shall have the right at any time to assign, endorse, pledge, convey or otherwise transfer this Note and all of the other loan documents to any party. From and after the date of such assignment, endorsement, pledge, conveyance or other transfer, such transferee shall be entitled to exercise any and all rights and remedies of Payee hereunder. Maker shall not assign, convey or otherwise transfer its rights and obligations hereunder without the prior written consent of the Commission.


Date:  11/21/96                              WIRELESS 2000, INC.
                                                       [NAME OF MAKER]

                                             By:  /s/ Joan S. Ducote
                                                -----------------------
                                             Its: President
                                                 ---------------------------

                              SECTION AGREEMENT
  (Broadband Personal Communications Service, C Block): Auction Event No. 5)

License No.  PBB238C
             -------

     This SECURITY AGREEMENT DATED September 17, 1996, ("Agreement") between Wireless 2000, Inc., a CORPORATION ("Debtor") and the FEDERAL COMMUNICATIONS COMMISSION, an independent regulatory agency of the United States ("Commission" or "Secured Party")

                                  WITNESSETH

     WHEREAS, Debtor has submitted the highest accepted bid for license number PBB238C in the Broadband Personal Communications Service C Block auction (hereinafter the "License") conducted by the Commission to assign such licenses;

     WHEREAS, the Commission has duly determined to grant the License to Debtor, subject to the terms and conditions set forth in the orders and regulations of the Commission applicable to such licenses, and the Communications Act of 1934, as amended;

     WHEREAS, Debtor wishes to pay its auction price for the License by installments through an Installment Payment Plan as provided by 47 C.F.R. ss.ss. 24.711, 1.2110 (hereinafter the "Installment Payment Plan") and undertakes to hold the License under the terms and conditions set forth in the Commission's orders and regulations, as amended, applicable to such licenses, and the Communications Act of 1934, as amended and the terms and conditions of this Agreement;

     WHEREAS, the Commission has agreed to permit the Debtor to make payment of the auction price for the License through an Installment Payment Plan; and

     WHEREAS, as a condition to such agreement, Debtor has agreed to execute the Installment Payment Plan Note of even date ("Note") and to enter into this Agreement and make the pledge and assignment of collateral contemplated herein.

     NOW, THEREFORE, in consideration of the premises, the mutual agreements contained herein and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which is hereby acknowledged, and in order to induce the Commission to permit Debtor to pay the auction price for the License through the Installment Payment Plan, Debtor hereby agrees with the Commission as follows:

     1. Pledge and Assignment of Collateral of Obligations Under Note. Debtor
        -------------------------------------------------------------
hereby pledges, assigns, hypothecates, delivers, and sets over to the Commission and grants to the Commission a first lien on and continuing security interest in all of the Debtor's rights and interest in the License and all proceeds, profits and products of any sale of or other disposition thereof (collectively the "Collateral"), all as collateral security for the prompt and complete payment when due (whether in accordance with the schedule of payments, at the stated maturity, by acceleration, or otherwise) of the unpaid principal and interest due, and such other additional costs, expenses, late charges, administrative charges, attorneys fees, and default payments assessable under the terms of the Note (all collectively "Obligations"). It is expressly understood by Debtor that all of the terms of the Note apply to this Agreement and that reference herein to "this Agreement" includes both the Security Agreement herein and the Note. For purposes of interpreting the terms used in this Agreement shall have the meaning ascribed to them in the Uniform Commercial Code (Official Text and Comments, American Law Institute).

     2. Interest of Commission. It is understood and acknowledged by Debtor that
        ----------------------
pursuant to Section 301 of the Communications Act of 1934, as amended, the Commission is charged with the regulatory mandate to maintain control over all channels of radio transmission (the "Spectrum"), and to provide licenses for the use of such radio channels, but not ownership thereof. Debtor understands and acknowledges that it holds a mere conditional license to use the Spectrum with no ownership interest in the Collateral (or any underlying right to use the Spectrum), or any power to assign the License without the prior Approval of the Commission pursuant to Section 310(d) of the Communications Act of 1934, as amended. Debtor further understands and acknowledges that it is giving a security interest to the Commission in the Collateral only to assist the Commission in protecting its ability to enforce the Commission's regulations which condition holding the license in compliance with all then-applicable orders and regulations of the Commission, including, but not limited to, full and timely payment of all payments under the Installment Payment Plan. To that end, and not in derogation of any of the Commission's regulatory authority over the License, Debtor hereby acknowledges that the Commission has a first security interest in the Collateral, and Debtor shall not dispute such first security interest, or the Commission's rights as a secured party hereunder, in any legal or equitable proceeding in which Debtor, or any assignee or trustee of the estate of Debtor in bankruptcy, is a party.

     3. Compliance with Commission Orders and Regulations. Nothing in this
        -------------------------------------------------
Agreement shall be deemed to modify any then-applicable orders and regulations of the Commission, and nothing in this Agreement shall be deemed to release Debtor from compliance therewith.

     4. Representations and Warranties of Debtor. Debtor represents and warrants
        ----------------------------------------
to the Commission as follows:

     (a) It has full power, authority and legal right to execute, deliver and perform this Agreement, the Note, and any other documents delivered in connection with the Note, this Agreement and the transactions contemplated therein to make the debt transaction evidenced by the Note, and to pledge the Collateral pursuant to this Agreement.

     (b) It is a duly organized CORPORATION existing in good standing under the laws of LOUISIANA and is duly qualified to do business wherever necessary to carry on its present operations. Its principal place of business and chief executive office are located at 219 NORTH

WASHINGTON STREET, MARKSVILLE, LA 71351.

     (c) The representative of Debtor purporting to act on behalf of Debtor in executing this Agreement, the Note, and any other documents delivered in connection with the Note, this Agreement and the transactions contemplated therein, is duly authorized by Debtor to take all such acts and to execute all such documents.

     (d) No security agreements have been executed and delivered, and no financing statements have been filed in any jurisdiction, granting or purporting to grant a security interest in the Collateral to any secured party except to the Commission.

     (e) No consent of any other party and no consent, license, approval or authorization of, exemption by, or registration or declaration with, any governmental instrumentality, domestic or foreign other than the Commission, is required to be obtained in connection with the execution, delivery or performance of this Agreement, the Note or any other document executed and delivered in connection with the delivery of the Note or this Agreement.

     (f) The execution, delivery and performance of this Agreement and the Note, does not and will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator, governmental instrumentality, domestic or foreign, or of any indenture, contract, agreement or other undertaking to which Debtor is a party or which purports to be binding upon Debtor or upon any of Debtor's assets, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Debtor, except as contemplated by this Agreement.

     (g) All right and interest of any kind in and to the Collateral is held by Debtor or the Commission and by no other party, and the Collateral is free from any lien, security interest, encumbrance or adverse claim of any kind whatsoever thereon. Debtor will not permit any financing statement to be filed with respect to the Collateral or any portion thereof or interest therein except in favor of Secured Party. Debtor will notify Secured Party of, and will defend the Collateral against, all claims and demands of all persons at any time claiming the same or any interest therein.

     5. Covenants of Debtor. Debtor hereby covenants and agrees as follows:
        -------------------

     (a) That it will defend the Commission's right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.

     (b) That it will execute all financing statements and other instruments or documents related to the perfection of the Commission's security interest, including but not limited to any renewal financing statements or instruments as required to maintain the Commission's security interest, or as otherwise reasonably requested by the Commission, and to file and pay the cost of filing any such instruments or documents as required under this paragraph in whichever public office deemed advisable by the Commission.

     (c) That it will not make any indenture, contract, agreement or other undertaking to which Debtor is a party or which purports to be binding upon Debtor, or upon any of Debtor's assets, that would result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Debtor that would be inconsistent with its pledge and assignment of the Collateral hereunder, except as contemplated by this Agreement. Except for the liens and encumbrances created hereby, Debtor will keep the Collateral free and clear of any lien, security interest or encumbrance.

     (d) That it will pay all costs and expenses, including reasonable attorneys' fees, of the Commission incurred in connection with the enforcement of this Agreement and any and all liability incurred by the Commission resulting from any act or omission of Debtor with respect to the Collateral and this Agreement.

     (e) Debtor will execute, alone or with Secured Party, any document, will procure any document and do all other acts and pay all connected costs, in a timely and proper manner, which from the character or use of the Collateral may be reasonably necessary to protect the Collateral against the rights, claims or interests of third persons, and will otherwise preserve the Collateral as security hereunder. The specific undertakings required of Debtor in this Agreement shall not be construed to exclude the aforementioned general obligation.

     6. Power of Attorney. Debtor hereby irrevocably constitutes and appoints
        -----------------
the Commission and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in the Commission's discretion, for the purpose of carrying out the terms of this Agreement and, to the extent permitted by applicable law, to take any and all appropriate actions and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Such appointment is a power coupled with an interest until all Obligations have been paid in full by Debtor.

     7. Event of Default. Debtor shall be in default under this Agreement if an
        ----------------
Event of Default (as defined in the Note) has occurred.

     8. Remedies. If an Event of Default shall occur, the Commission shall
        --------
thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies relating to the Note, all such remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently at such time or times as Commission deems expedient:

     (a) the License shall be automatically canceled pursuant to 47 C.F.R. ss. 1.2110;

     (b) all Obligations; secured hereunder shall become immediately due and payable without presentment, demand, protest, further notice, or other requirements of any kind;

     (c) the Commission may demand, sue for, and collect the outstanding balance of the unpaid Obligations, and make any compromise, or settlement the Commission deems suitable with respect to any Collateral which may be held by it hereunder;

     (d) Debtor hereby acknowledges the Commission's authority, pursuant to the Communications Act of 1934, as amended, and the Commission's orders and regulations then-applicable to such licenses, to conduct another public auction or assign the License in the event that the Commission rescinds, cancels, or revokes the License for any default under this Agreement or any other violation of the terms and conditions of the License. The Undersigned hereby waives all notices prior to the conduct of said public auction or assignment by the Commission or its agents. Debtor further acknowledges that in the event that the Commission rescinds, cancels, or revokes the License for any default under this Agreement or any other violation of the terms and conditions of the License, Debtor has no right or interest in any moneys or evidence of indebtedness given to the Commission by a subsequent licensee of the Spectrum and that all such moneys or evidence of indebtedness are, and shall remain, the full property of the federal Treasury, pursuant to Section 309(j) of the Communications Act of 1934, as amended, and then-applicable Commission orders and regulations.

     (e) In addition to other remedies hereunder, Debtor shall remain liable, and obligated to pay on demand, all costs of collection and reasonable attorneys' fees and expenses incurred or paid by the Commission in enforcing this Agreement including, without limitation, all administrative fees and expenses of the Commission in attempting to collect the Obligations or to enforce this Agreement, or the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and all payments assessed by the Commission in the event of default as specified in Commission orders and regulations applicable to such licenses.

     (f) Debtor hereby acknowledges that the Commission has no adequate remedy at law with respect to a breach of any covenant contained in this Agreement and, as a consequence, agrees that each and every covenant contained in this Agreement shall be specifically enforceable against Debtor, and Debtor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants.

     (g) Secured Party may exercise any and all of the rights and remedies conferred upon Secured Party by this Agreement, any other loan documents, or by applicable law, either concurrently or in such order as Secured Party may determine.

     (h) Secured Party may make such payments and do such acts as Secured Party may deem necessary to protect its secured interest in the Collateral.

     (i) the Commission may exercise any remedies of a Secured Party under the Uniform Commercial Code (Official Text and Comments, American Law Institute), or any other applicable law.

     (j) Secured Party shall have the right to enforce one or more remedies hereunder or under the Note, successively or concurrently, and such action shall not operate to estop or prevent Secured Party from pursuing any further remedy which it may have.

     9.   Severability. Any provision of this Agreement that is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10.  No Waiver; Cumulative Remedies. None of the terms or provisions of
          ------------------------------
this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Commission. The Commission shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies under this Agreement, and no waiver shall be valid unless in writing, signed by the Commission, and then only to the extent therein set forth. A waiver by the Commission of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy which the Commission would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Commission, any right, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right power or privilege. The rights and remedies provided in this Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

     11.  Compliance With Other Applicable Orders and Regulations. Debtor
          -------------------------------------------------------
recognizes that its continued retention of the License, and rights to operate as a Commission licensee thereunder, are conditioned upon compliance with all Commission orders and regulations applicable to the License and the Communications Act of 1934, as amended. Debtor further recognizes that full and timely payment as set forth in the Note does not otherwise relieve it of its obligations otherwise to comply with the then-applicable orders and regulations of the Commission, and the Communications Act of 1934, as amended.

     12.  Applicable Law. This Agreement shall be governed by and construed in
          ---------------
accordance with Communications Act of 1934, as amended, then-applicable Commission orders and regulations, as amended, and federal law.

     13.  Successors, Assigns, Designated Agents. Subject to the provisions of
          --------------------------------------
Paragraph 2 of this Agreement regarding the restriction upon Debtor's ability to assign the License, this Agreement shall be binding upon Debtor, its successors and assigns and shall inure to the benefit of the Commission, and its successors and assigns. The Commission may designate agents other than the Commission to act on its behalf with respect to any and all rights and remedies of the Commission under this Agreement or the Note, and such designee shall have all of the rights, powers and remedies available to the Commission within the scope of its designation. Nothing herein, however, shall be construed as granting Debtor any right to sell or assign the License.

     14.  Singular and Plural. Wherever used, the singular number shall include
          -------------------
the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

     15.  Financing Statements. To the extent permitted by applicable law,
          --------------------
Debtor authorizes the Commission to sign and file financing statements at any time with respect to any of the Collateral without the signature of Debtor. Debtor will, however, at the same time and from time to time, execute such financing statements, agreements and other instruments and perform such acts as Commission may request in order to establish and maintain a validly perfected first priority security interest in the Collateral. All reasonable costs of filing and recording will be paid by Debtor.

     16.  Indemnification. Debtor hereby agrees to defend, indemnify and hold
          ---------------
harmless Secured Party and its employees, officers and agents, from and against any and all liabilities, claims and obligations which may be incurred, asserted or imposed upon them or any of them as a result of or in connection with any use, operation, lease or consumption of any of the Collateral or as a result of Secured Party's seeking to obtain performance of any of the obligations due with respect to the Collateral.

     17.  Notices. All notices, requests and demands hereunder shall be in
          -------
writing and shall be deemed to have been duly given, made or served on the earliest of (i) three (3) business days after the date mailed if sent by first-class U.S. mail, postage prepaid, (ii) actual delivery thereof if delivered by hand to the party to be notified, (iii) receipt thereof if sent by express mail or other overnight courier service, or (iv) transmission to the telecopier number listed below for the party to be notified if sent within normal business hours or, otherwise, on the next business day thereafter. In each case such notification with respect to the Debtor and the Commission shall be addressed as set forth below or as may be hereafter designed by the respective parties hereto.

As to Debtor:       WIRELESS 2000, INC.
------------
                    P.0. BOX 337
                    219 NORTH WASHINGTON STREET
                    MARKSVILLE, LA 71351
                    ATTN: JOAN S. DUCOTE, PRESIDENT

As to the
---------
Commission:         U.S. DEPARTMENT OF THE TREASURY
----------
                    P.0. BOX 44093
                    WASHINGTON, D.C. 20026-4093
                    ATTN: FCC-FMS/DEBT MANAGEMENT SERVICE

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

     DEBTOR:
     ------

                         WIRELESS 2000, INC.

     Date: 11/21/96      By:  /s/ Joan S. Ducote
          ---------         --------------------
                         Its: PRESIDENT



                       FEDERAL COMMUNICATIONS COMMISSION
                       ---------------------------------

     Date: 12/18/96      By:  /s/ [signature illegible]
                            ---------------------------
                         Its: Associate Managing Director
                              for Operations (or designee)

License No.: PBB238C
Modified License No.: PBB238C1


                             FIRST MODIFICATION OF
                             ---------------------
                         INSTALLMENT PAYMENT PLAN NOTE
                         -----------------------------
                           FOR BROADBAND PCS C BLOCK
                           -------------------------

     THIS FIRST MODIFICATION OF INSTALLMENT PAYMENT PLAN NOTE ("First Modification") is executed on the 21st day of July, 1998, and is intended to be effective for all purposes as of the 31st day of July, 1998 ("Effective Date"), by and between: (i) WIRELESS 2000, INC., A Louisiana Corporation ("Maker"); and
(ii) FEDERAL COMMUNICATIONS COMMISSION, an independent regulatory agency of the United States ("Payee" or "Commission").

                             W I T N E S S E T H:
                             - - - - - - - - - -

RECITALS:
--------

     R-1. Reference is made to that certain Installment Payment Plan Note made by Maker, payable to the order of the Commission, in the original principal amount of $4,731,181.65 ("Original Note"). The Original Note is secured by, amongst other things (i) that certain Security Agreement by and between the Maker and the Commission ("Security Agreement"); and (ii) those certain Financing Statements related thereto (collectively, "Financing Statements"). The Original Note, Security Agreement, Financing Statements and all other documents evidencing, governing or securing the Original Note, together with any and all amendments, modifications or supplements thereto, are hereinafter collectively referred to as the "Loan Documents". All of the terms, conditions and provisions of the Loan Documents are hereby incorporated herein and made a part hereof in their entireties by this reference.

     R-2. The Security Agreement and Financing Statements created a first lien security interest in the "License" and the "Collateral" (as those terms are defined in the Security Agreement).

     R-3. Pursuant to that certain Public Notice, DA 97-649 (rel. March 31,
1997) ("Suspension Order"), the Commission suspended the deadline for payment of installment payments required to be made under the Original Note. Pursuant to that certain Second Report and Order and Further Notice of Proposed Rule Making adopted September 25, 1997 and released October 16, 1997 ("Second Report and Order"), the Commission rescinded the Suspension Order and ordered the reinstatement of payments under the Original Note effective March 31, 1998 and agreed to a schedule of payment of all accrued and unpaid interest due under the Original Note. The Second Report and Order was subsequently modified by that certain Order on Reconsideration of the Second Report and Order adopted March 23, 1998 and released March 24, 1998 ("Order on Reconsideration"). Pursuant to the Order on Reconsideration and the Public Notice, DA-98-741 (rel. April 17,
1998), the date for the resumption of payments under the Original Note was changed to July 31, 1998 as well as certain other modifications to the terms contained in the Second Report and Order.

     R-4. Pursuant to the terms of the Second Report and Order, as modified by the Order of Reconsideration, the Maker elected to continue to operate under the License and continue making payments under the Original Note in accordance with its terms, subject to the modification of the payment terms with respect to "Suspension Interest" and "Deferred Interest" (as those terms are defined below).

     R-5. Pursuant to such election by Maker, Maker and the Commission are entering into this First Modification for the purpose of modifying the Original Note to provide for the repayment of all accrued and unpaid interest due under the Original Note and to make certain other conforming changes to the Original Note as provided herein. It is the intention of the Maker and the Payee that except as specifically modified by this First Modification, the Original Note shall continue in full force and effect.

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the sum of Ten dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby covenant and agree and amend the Original Note as follows:

     1. The foregoing Recitals, including all terms defined therein, are hereby incorporated in this First Modifications in the same extent as if they had been herein stated in full. The documents referred to in the Original Note shall include the documents referred to therein, as well as any and all modifications, amendments, additions and/or supplements thereto and/or replacements thereof.

     2. This First Modification shall amplify and modify where specifically provided herein but shall not replace the Original Note. Except as specifically modified herein, all the terms, conditions and obligations of the Original Note shall remain in full force and effect, and all of the rights and remedies provided for therein shall be preserved to the Commission. If there is any conflict between the provisions of the First Modification and the provisions of the Original Note, the provisions of this First Modification shall govern and prevail. THE COMMISSION AND MAKER COVENANT AND AGREE THAT THIS FIRST MODIFICATION ONLY MODIFIES THE TERMS OF THE ORIGINAL NOTE AND IS NOT A NOTATION OF THE ORIGINAL NOTE.

     3. The Security Agreement and Financing Statements will continue to encumber the License and Collateral with a first lien security interest. The Original Note, as modified by this First Modification (hereinafter collectively referred to as the "Note"), and all extensions, renewals, modifications and amendments and consolidations thereof or substitutions therefore shall continue to be secured by the Security Agreement and all other documents, instruments, certifications, security agreements and financing statements executed and delivered in connection therewith by the Maker or by its successors. The Original Note and this First Modification shall be entitled to the benefits of, and to the security required to be provided by, the aforesaid documents, some of which contain provisions for the acceleration of the maturity of the Note upon the happening of certain stated events.

     4. The Amortization Schedule attached to the Original Note as Schedule A is hereby deleted in its entirety. All references in the Original Note to Schedule A are hereby deleted. All payments under the Note shall continue to be made in accordance with the terms of the Original Note, as modified by the provisions of this First Modification.

     5. Maker and the Commission covenant and agree that pursuant to the terms of the Suspension Order and the Second Report and Order, interest payments under the Original Note were suspended for the period effective as of March 31, 1997 through and including March 31, 1998. The entire amount of unpaid interest that accrued during the period beginning with the grant date of the License through and including March 31, 1998 is hereinafter referred to as the "Suspension Interest". All Suspension Interest is to be repaid in eight (8) equal payments with the first such payment being due on the Effective Date. In addition, pursuant to the terms of the Order on Reconciliation, (i) all interest accrued on the Original Note from April 1, 1998 through the Effective Date ("Deferred Interest") is due and payable in full on the Effective Date, (ii) all payments under the Note were reinstated as of the Effective Date, and (iii) the schedule for making quarterly interest and/or principal payments under the Note was changed to require quarterly payments on October 31, January 31, April 30 and July 31 of each year without any modification to the amounts for each payment as provided in the Original Note, with the first such payment being due and payable on October 31, 1998. Based upon the foregoing, the Original Note is hereby amended to provide that the payments of interest and principal shall be as follows:

     a. On the Effective Date, Maker shall make a payment to Payee in the amount of all Deferred Interest ("Deferred Interest Payment").

     b. On the Effective Date, and continuing on each following October 31, January 31, April 30 and July 31 thereafter until all Suspension Interest has been paid in full, Maker shall make a payment equal to one-eighth (1/8th) of the Suspension Interest outstanding as of March 31, 1998 ("Suspension Interest Payment").

     c. Thereafter, except as provided in Sections 5.a and 5.b above, Maker shall continue to make interest only payments to the Commission at the "Annual Rate" (as that term is defined in the Original Note) in equal consecutive quarterly installments, and principal and interest payments to the Commission in equal quarterly installments in the amount provided in the Original Note, all as provided in the Original Note, except for the following modifications:

          (i) payments of interest accruing from and after the Effective Date shall not be due on October 31, January 31, April 30 and July 31 of each year (such quarterly dates are hereinafter referred to as the "New Quarterly Payment Dates" or individually a "New Quarterly Payment Date");

          (ii) the last quarterly interest only payment shall be due on the New Quarterly Payment Date occurring immediately prior to the date that the first payment of principal and interest is due.

          (iii) if the first quarterly payment of principal and interest required under the Original Note is due on a New Quarterly Payment Date, the first quarterly payment of principal and interest shall be due on such New Quarterly Payment Date as provided in the Original Note and thereafter, Maker shall be required to make its payments of principal and interest in equal quarterly installments in the amount provided in the Original Note on each succeeding New Quarterly Payment Date; and

          (iv) if the first quarterly payment of principal and interest required under the Original Note is due on a day other than one of the New Quarterly Payment Dates, the Original Note is hereby modified to provide that the first quarterly payment of principal and interest shall be due on the first New Quarterly Payment Date following the date currently provided in the Original Note for the first payment of principal and interest and thereafter, Maker shall be required to make its payments of principal and interest in equal quarterly installments in the amount provided in the Original Note on each succeeding New Quarterly Payment Date.

     The Maker and the Commission acknowledge and agree that no modification is being made to the "Maturity Date" (as that term is defined in the Original Note) and that the entire "Principal Amount" (as that term is defined in the Original
Note), together with accrued and unpaid interest thereon, and all other remaining obligations of Maker under the Note, if not sooner paid, shall be due and payable on the Maturity Date.

     6. The sixth (6th) paragraph of the Original Note reading "All interest shall be computed on the basis of a 360-day year for actual days elapsed." is hereby deleted in its entirety and replaced with the following:

          Interest on the Principal Amount of this Note shall be computed at the Annual Rate on the basis of a three hundred sixty (360)-day year composed of twelve (12) months of thirty (30) days each, except that interest due and payable for a period of less than a full quarterly payment period shall be calculated by dividing the full quarterly payment by the actual number of calendar days in the applicable quarterly payment period to create a daily rate that is multiplied by the actual number of days elapsed since the last day of the previous quarterly payment period.

     7. If the Suspension Interest Payment and the Deferred Interest Payment due on the Effective Date are received by the Commission on or before October 29, 1998, together with any applicable late fee, Maker and the Commission agree that the paragraphs of the Original Note defining when an "Event of Default" occurs will be modified by deleting in their entirety the provisions beginning with the phrase "a non-payment by Maker of any Principal or Interest on the due date. . ." and continuing through ". . ., Maker has not resumed payments of Interest and Principal in accordance with the terms of this Note; or "and replace with the following:

          a. Any non-payment by Maker of any Principal and/or Interest on the due date specified hereinabove, and the failure to make such payment, together with all applicable "Late Fees" (as hereinafter defined) within one hundred eighty (180) days after such Principal and/or Interest payment due date; or

     8. The Original Note is hereby amended to provide that in addition to the Events of Default listed therein, as modified by this First Modification, it shall be an Event of Default under the Note if either the Suspension Interest Payment due on the Effective Date or the Deferred Interest Payment due on the Effective Date is not received by the Commission on or before October 29, 1998. No additional grace or cure period shall be applicable to such payment. All other payments of Suspension Interest shall be subject to the same terms and conditions as the remaining Principal and/or Interest payments under the Note.

     9. The paragraph of the Original Note which imposes a late fee upon the occurrence of any Event of Default is hereby modified by deleting in its entirety the sentence reading "Upon any Event of Default under this Note, Payee may assess a late fee and/or administrative charge, plus the costs of collection, litigation, attorneys' fees, and default payment as specified in the then-applicable orders and regulations of the Commission as amended, and Maker acknowledges that it is liable and herein expressly promises to pay on demand such additional costs, expenses, late charges, administrative charges, attorneys fees, and default payment." and substituting in its place the following:

               Should any payment of Principal and/or Interest required under this Note not be paid in full on the due date as specified hereinabove, Maker acknowledges that the Payee will incur extra expenses for the handling of the delinquent payment and servicing the indebtedness evidenced hereby, and that the exact amount of theses extra expenses is extremely difficult and impractical to ascertain. Therefore, Maker shall, in such event, without further notice, and without prejudice to the right of the Payee to collect any other amounts provided to be paid hereunder or under the Security Agreement, or to declare an Event of Default, pay to the Commission the "Late Fee" (as hereinafter defined) to compensate Payee for expenses incurred in handling delinquent payments and the Maker confirms and agrees that the Late Fee is a fair approximation of the expenses so incurred by the Payee. The "Late Fee" is defined as the total, if any, of the "Non-Delinquency Late Fee" and the "Grace Period Late Fee" (as hereinafter defined). The "Non-Delinquency Late Fee" shall be an amount equal to five percent (5.0%) of any Principal and/or Interest payment required to be made hereunder and shall be automatically assessed if such payment is not made on the original date that such Principal and/or Interest Payment is due (without the benefit of any notice of grace period). If such Principal and/or Interest payment, together with the Non-Delinquency Late Fee, is not made on or before the ninetieth
          (90th)-day after the original date that such Principal and/or Interest payment was due, such payment shall automatically be subject to a second late fee (the "Grace Period Late Fee") equal to ten percent (10.0%) of the amount of such past due Principal and/or Interest Payment (without the benefit of any notice or grace period) in addition to the Non-Delinquency Late Fee.

               In addition to the foregoing, there shall also automatically be imposed on Maker, and Maker shall pay to the Commission without further notice, and without prejudice to the right of the Payee to collect any other amounts provided to be paid hereunder or under the Security Agreement, or to declare an Event of Default, the "Resumption Date Late Fee" (as hereinafter defined ) to compensate Payee for expense incurred in handling delinquent payment of the Suspension Interest Payment due on the Effective Date and/or the Deferred Interest Payment. The Maker confirms and agrees that the Resumption Date Late Fee is a fair approximation of the expenses so incurred by the Payee. The "Resumption Date Late Fee" shall be an amount equal to (i) five percent (5.0%) of the Suspension Interest Payment due on the Effective Date if such payment is not received by the Payee on the Effective Date (without the benefit of any notice or grace period), and (ii) five percent (5.0%) of the Deferred Interest Payment due on the Effective Date if such payment is not received by the Payee on the Effective Date (without the benefit of any notice or grace period).

Maker and Payee agree that all references in the Original Note to a late fee shall be deemed to be a reference to the Late Fee and/or the Resumption Date Late Fee, as applicable.

     10. Maker represents and warrants that its principal place of business and chief executive office is located at Marksville, Louisiana.

     11. All defined terms contained in the Loan Documents shall have the same meaning as set forth therein except as may otherwise be expressly set forth in this First Modification. Maker and the Commission covenant and agree that the reference in the Security Agreement to the "Note" shall be deemed a reference to the Original Note, as modified by this First Modification.

     12. This First Modification constitutes the entire agreement regarding the amendment and modification of the Original Note between Maker and the Commission and is intended by Maker and the Commission to be a complete, exclusive and final integration of all prior and contemporaneous agreements and negotiations of Maker and the Commission concerning the amendment and modification of the Original Note. There have been no other agreements, covenants, representations or warranties between the Maker and the Commission regarding the amendment and modification of the Original Note other than those expressly stated or referred to in this First Modification or any document delivered pursuant hereto.

     13. This First Modification may be amended or modified only by written instruments signed by Maker and Commission. If any covenant, condition or provision of this First Modification is declared by a court of competent jurisdiction to be invalid and not binding on the Maker and/or the Commission, such declaration shall in no way affect the validity of the other remaining covenants, conditions and provisions of this First Modification.

     14. This First Modification shall bind, inure to the benefit of and be enforceable by Maker and the Commission, their respective heirs, beneficiaries, legal representatives, successors and assigns.

     15. Except as modified by this First Modification, Maker agrees that the Original Note shall continue in full force and effect without modification, and the Original Note and all of the other Loan Documents are hereby expressly approved, ratified, confirmed and reaffirmed by all parties to this First Modification. Maker hereby acknowledges and agrees that it has no claims, counterclaims, set-offs, defenses or other causes of action against the Commission and/or under the Note, Security Agreement or nay of the other Loan Documents and to the extent that any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, they are hereby waived and forever relinquished by the Maker.

     16. This First Modification shall be governed and construed in accordance with the Communications Act of 1934, as amended from time to time, the then applicable orders and regulations of the Commission and federal law.

     17. This First Modification may be executed in counterparts, each of which shall be deemed to be an original and all of which shall collectively be deemed to constitute a single document.

          IN WITNESS WHEREOF, intending to be legally bound, the undersigned Maker and the Commission have each executed this First Modification, under seal, as of the day and year first hereinabove written.

                           [SIGNATURE PAGES FOLLOW]

                                SIGNATURE PAGE

                             FIRST MODIFICATION OF

                         INSTALLMENT PAYMENT PLAN NOTE


                                   MAKER:
                                   -----


Witness/Attest:                    WIRELESS 2000, INC.
                                   A, Louisiana Corporation
/s/ Donna Mayeux
--------------------               By:  /s/ Joan S. Ducote
                                        ---------------------
                                   Name:  Joan S. Ducote

                                   Title: President

                                   Date:  July 21, 1998

                                SIGNATURE PAGE

                             FIRST MODIFICATION OF

                         INSTALLMENT PAYMENT PLAN NOTE



                                COMMISSION:
                                ----------

Witness/Attest:                 FEDERAL COMMUNICATIONS COMMISSION

/s/ Rita Cookmap
-------------------             By: /s/ E. R. Kazan
                                    ---------------------------
                                Name:  E.R. Kazan
                                      -------------------------
                                Its:   Authorized Signatory for the Wireless
                                Telecommunications Bureau, Federal
                                Communications Commission

                      United States of America
                    Federal Communications Commission

                      RADIO STATION AUTHORIZATION

                    Commercial Mobile Radio Services
                 Personal Communications Service - Broadband


[LOGO]
                                                     Call Sign: KNLF393
                                                     Market:  B304 MONROE, LA

WIRELESS 2000 INC
WIRELESS 2000 LLC                                    Channel Block: C
208 N. WASHINGTON
MARKSVILLE, LA 71351                                 File Number:00205-CW-L-96



--------------------------------------------------------------------------------
The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory and all pertinent rules and regulations of the Federal Communications Commission contained in the Title 47 of the U.S. Code of Federal Regulations.
--------------------------------------------------------------------------------

     Initial Grant Date.......................... September 17, 1996
     Five-year Build Out Date.................... September 17, 2001
     Expiration Date............................. September 17, 2006

--------------------------------------------------------------------------------
CONDITIONS
----------
Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. (S). 309(b)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. (S). 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. (S). 606).

Conditions continued on Page 2.
--------------------------------------------------------------------------------

WAIVERS :
-------
No waivers associated with this authorization.


--------------------------------------------------------------------------------
Issue Date: September 17, 1996                                       Page 1 of 2
FCC Form 463a.

KNLF393                       WIRELESS 2000, INC.                  00205-CW-L-96


CONDITIONS:


This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.711 of the Commission's Rules and the terms of the Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.




Issue Date: September 17, 1996                                       Page 2 of 2
FCC Form 463a

                         Installment Payment Plan Note
  (Broadband Personal Communications Service, C Block): Auction Event No. 5)


US $5,932,575.00
Washington, D.C.                                              September 17, 1996

License No.: PBB304C
             -------

     FOR VALUE RECEIVED, the undersigned, Wireless 2000, Inc., a CORPORATION ("Maker"), promises to pay to the order of the FEDERAL COMMUNICATIONS COMMISSION, an independent regulatory agency of the United States ("Payee" or "Commission"), the principal sum of 5,932,575.00 DOLLARS ("Principal Amount"), together with accrued interest, computed at the annual rate of seven percent (7.00%) per annum, ("Annual Rate") on the unpaid Principal Amount hereof, from the date of this Note until the date the entire Principal Amount has been paid in full.

     Interest and principal shall be payable as set forth below and in accordance with Schedule A attached hereto and made a part hereof:

     Interest only, at the Annual Rate from the date hereof until the last day of the month ninety (90) days hence, shall be due and payable on December 31, 1996 in the amount of $119,464.18. Commencing December 31, 1996, Maker shall pay interest only at the Annual Rate, in equal consecutive quarterly installments of $103,820.06, due on the last day of the month and every ninety (90) days thereafter from December 31, 1996 through September 30, 2002.

     Commencing December 31, 2002, Maker shall pay principal and interest in equal quarterly installments of $428,329.40, due on the last day of each month ninety (90) days hence through and including June 30, 2006.

     The entire unpaid Principal Amount, together with accrued and unpaid interest thereon, and all remaining obligations of Maker hereunder, shall be due and payable on September 17, 2006 ("Maturity Date").

     All interest shall be computed on the basis of a 360-day year for actual days elapsed.

     All payments to be made hereunder, of principal, interest, costs, expenses, or other sums due hereunder, shall be made to the holder of this Note in lawful money of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts, free and clear and without reduction by reason of any present or future income, stamp or other taxes, levies, imposts, deductions, charges, compulsory loans or withholdings whatsoever, including interest thereon or penalties with respect thereto, if any imposed, assessed, levied or collected by any political subdivision or taxing authority thereof or therein, on or in respect of this Note or the obligations it evidences. All payments shall be made during normal business hours at the Commission's designated lockbox location as set forth from time to time in the Commission's then-applicable orders and regulations and/or public notices.

     This Note is secured by, and entitled to the benefits of, a Security Agreement (the "Security Agreement") of even date between Maker and Payee. All the terms, covenants, conditions and agreements contained in the Security Agreement are hereby incorporated herein and made part of this Note to the same extent and effect as if fully set forth herein. It is expressly understood by Maker that all of the terms of the Security Agreement apply to this Note and that reference in the Security Agreement to "this Agreement" includes both the Security Agreement and this Note.

     IT IS HEREBY EXPRESSLY AGREED THAT TIME IS OF THE ESSENCE FOR THE PERFORMANCE OF ALL TERMS AND CONDITIONS UNDER THIS NOTE AND THE SECURITY AGREEMENT.

     A default under this Note ("Event of Default") shall occur upon any or all of the following:

     a. non-payment by Maker of any Principal or Interest on the due date as specified hereinabove if the Maker remains delinquent for more than 90 days and

          (1) Maker has not submitted a request, in writing, for a grace period or extension of payments, if any such grace period or extension of payments is provided for in the then-applicable orders and regulations of the Commission; or

          (2) Maker has submitted a request, in writing, for a grace period or extension of payments, if any such grace period or extension of payments is provided for in the then-applicable orders and regulations of the Commission, and following the expiration of the grant of such grace period or extension or upon denial of such a request for a grace period or extension, Maker has not resumed payments of Interest and Principal in accordance with the terms of this Note;

or;

     b. failure by Maker to comply with any other condition for holding the above referenced license (as defined in the Security Agreement) as set forth in the license or in the Communications Act of 1934, as amended, or the then-applicable orders and regulations of the Commission; or

     c. violation by Maker of any other covenant or term of this Note or the Security Agreement.

Upon any Event of Default under this Note, Payee may assess a late fee and/or administrative charge, plus the costs of collection, litigation, attorneys' fees, and default payment as specified in the then-applicable orders and regulations of the Commission, as amended, and Maker acknowledges that it is liable and herein expressly promises to pay on demand such additional costs, expenses, late charges, administrative charges, attorneys fees, and default payment. Upon a default under this Note, the unpaid Principal Amount, plus all unpaid interest accrued thereon, together with any late fee and/or administrative charge, plus the costs of collection, litigation, attorneys' fees, and default payment as specified in the then-applicable orders and regulations of the Commission, as amended, shall become immediately due and payable. The Maker hereby acknowledges that the Commission has issued Maker the above referenced license pursuant to the Communications Act of 1934, as amended, that is conditioned upon full and timely payment of financial obligations under the Commission's installment payment plan, as set forth in the then-applicable orders and regulations of the Commission, as amended, and that the sanctions and enforcement authority of the Commission shall remain applicable in the event of a failure to comply with the terms and conditions of the license, regardless of the enforceability of this Note or the Security Agreement.

     No delay or omission on the part of Payee in exercising any right under this Note, the Security Agreement, or any other instrument securing this Note, shall operate as a waiver of such right or of any other right of Payee, nor shall any waiver by Payee of any such right or rights on any one occasion be deemed a bar to or waiver of the same right or rights on any future occasion.

     The Maker is liable for all costs of collection or enforcement of the Payee's rights under this Note or under the Security Agreement or under any other instrument now or hereafter executed by Maker in favor of Payee which in any manner evidences or constitutes additional security for this Note, including reasonable attorneys' fees, whether suit is brought or not, and all such costs shall be paid by the Maker on demand, and whether or not such collection or enforcement occurs in any bankruptcy, reorganization, receivership or other proceedings involving creditors' rights or involving a claim under this Note or any of the other loan documents.

     Maker, all endorsers and guarantors hereof and any other party who may become liable for all or any part of the obligation evidenced hereby, waive presentment for payment, notice or dishonor, protest and notice of protest, notice of nonpayment and any and all lack of diligence or delays in collection or enforcement of this Note.

     Maker may prepay all or any part of the Principal Amount without premium or penalty upon ten (10) days' prior written notice to Payee, given in the manner provided in the Security Agreement.

     Partial prepayments shall not postpone or reduce regular payments to be made hereunder. All such prepayments shall be applicable first to the payment of late charges, if any, costs and expenses, and administrative penalties due hereunder, then to accrued and unpaid interest, then to that portion of the unpaid Principal Amount due on the Maturity Date and then, if applicable, to any unpaid installments of principal in the inverse order of installment maturities. The Payee may require that any partial prepayments be made on the dates installments of principal and interest are due hereunder.

     Anything to the contrary notwithstanding, Payee shall not charge, take or receive, and Maker shall not be obligated to pay to Payee, any amounts constituting interest on the Principal Amount in excess of the maximum rate permitted by applicable law. If by reason of the acceleration of the unpaid Principal Amount or otherwise, interest in excess of the highest legal contract rate permitted by applicable law shall at any time be paid, any such excess shall constitute and be treated as a payment of outstanding principal hereunder and shall operate to reduce such outstanding Principal Amount.

     ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NOTE, THE SECURITY AGREEMENT, OR OTHER DOCUMENTS EVIDENCING OR SECURING THE DEBT TRANSACTION EVIDENCED HEREBY MAY ONLY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF COLUMBIA, AND, BY EXECUTION AND DELIVERY OF THIS NOTE AND SECURITY AGREEMENT, THE MAKER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN THE DISTRICT OF COLUMBIA.

     THE MAKER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF THE AFOREMENTIONED COURT IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF A COPY THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO THE MAKER AT ITS ADDRESS PROVIDED HEREIN. SUCH SERVICE SHALL BE DEEMED TO HAVE OCCURRED ON THE THIRD DAY AFTER SUCH MAILING. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF PAYEE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE MAKER IN ANY OTHER JURISDICTION.

     EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, WILLINGLY, VOLUNTARILY, UNCONDITIONALLY, IRREVOCABLY AND INTENTIONALLY

FOREVER WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE SECURITY AGREEMENT, OR OTHER DOCUMENTS EVIDENCING OR SECURING THE DEBT TRANSACTION EVIDENCED HEREBY, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (VERBAL OR WRITTEN) OR ACTION OF ANY PERSON OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THIS TRANSACTION, DOCUMENT OR ANY RELATED DOCUMENT OR IN ANY WAY RELATING TO THE COLLATERAL (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS TRANSACTION OR ANY CLAIMS OR DEFENSES ASSERTING THAT THIS TRANSACTION, IN WHOLE OR IN PART, WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). MAKER REPRESENTS THAT NO ORAL OR WRITTEN STATEMENTS HAVE BEEN MADE BY ANY PARTY TO INCLUDE THIS SUBMISSION OR JURISDICTION AND WAIVER OF TRAIL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS STATED EFFECT. MAKER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED BY INDEPENDENT COUNSEL, SELECTED BY ITS OWN FREE WILL, IN SIGNING THIS NOTE AND IN THE MAKING OF THIS WAIVER AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH SUCH COUNSEL. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEE TO ENTER INTO THIS TRANSACTION AND THE VARIOUS DOCUMENTS RELATED THERETO.

     Maker acknowledges that this Note and Security Agreement (any attachments affixed thereto by the Commission with the permission and knowledge of the Maker/Debtor), along with the then-current applicable Commission orders and regulations and the Communications Act of 1934, as amended, set forth the entire agreement, written and oral, of the parties, and all inconsistent prior statements, understandings, notices, representations and agreements between the parties, oral or written, are superseded by and merged in this Note, the Security Agreement or other documents evidencing or securing the debt transaction evidenced hereby. Except as otherwise expressly provided herein, all of Payee's representations, warranties, covenants and agreements in this Note and Security Agreement shall merge in the documents and agreements executed by the Maker and shall not survive said execution.

     If any provision or part of this Note and/or the Security Agreement shall for any reason be held or deemed to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein and the remaining provisions of this Note shall remain in full force and effect. The enforceability of the Note and/or the Security Agreement do not alter the rights and obligations of the Maker and Payee under the Communications Act of 1934, as amended, or under the then-applicable orders and regulations of the Commission, as amended.

         Any notice demand or request hereunder shall be given in the manner set forth in the

Security Agreement.

     This Note shall be governed by and construed in accordance with the Communications Act of 1934, as amended, the then-applicable orders and regulations of the Commission, and federal law. Nothing in this Note shall be deemed to modify any then-applicable orders and regulations of the Commission, and nothing in this Note shall be deemed to release the Maker from compliance therewith. This Note may not be changed, modified, waived, terminated or discharged orally, but only by an agreement in writing executed by the party against whom enforcement of any such change, modification, waiver, termination, or discharge is sought.

     Maker represents and warrants that any statements made by or on behalf of Maker in connection with this Note: (i) are true and accurate in all material respects; and (ii) do not omit any material facts or information that would make such statement misleading in the context of Payee's evaluation of the note, and acknowledges and agrees that Payee is entitled to and his relied on such statements in agreeing to the Note.

     Payee shall have the right at any time to assign, endorse, pledge, convey or otherwise transfer this Note and all of the other loan documents to any party. From and after the date of such assignment, endorsement, pledge, conveyance or other transfer, such transferee shall be entitled to exercise any and all rights and remedies of Payee hereunder. Maker shall not assign, convey or otherwise transfer its rights and obligations hereunder without the prior written consent of the Commission.


Date:  11/21/96                              WIRELESS 2000, INC.
                                                      [NAME OF MAKER]

                                             By:  /s/ Joan S. Ducote
                                                 -----------------------------
                                             Its:  President
                                                  ----------------------------

                              SECURITY AGREEMENT
  (Broadband Personal Communications Service, C Block): Auction Event No. 5)

License No. PBB304C
            -------

     This SECURITY AGREEMENT DATED September 17, 1996, ("Agreement") between Wireless 2000, Inc., a CORPORATION ("Debtor") and the FEDERAL COMMUNICATIONS COMMISSION, an independent regulatory agency of the United States ("Commission" or "Secured Party")

                                  WITNESSETH


     WHEREAS, Debtor has submitted the highest accepted bid for license number PBB304C in the Broadband Personal Communications Service C Block auction (hereinafter the "License") conducted by the Commission to assign such licenses;

     WHEREAS, the Commission has duly determined to grant the License to Debtor, subject to the terms and conditions set forth in the orders and regulations of the Commission applicable to such licenses, and the Communications Act of 1934, as amended;

     WHEREAS, Debtor wishes to pay its auction price for the License by installments through an Installment Payment Plan as provided by 47 C.F.R. (SS) 24.711, 1.2110 (hereinafter the "Installment Payment Plan") and undertakes to hold the License under the terms and conditions set forth in the Commission's orders and regulations, as amended, applicable to such licenses, and the Communications Act of 1934, as amended and the terms and conditions of this Agreement;

     WHEREAS, the Commission has agreed to permit the Debtor to make payment of the auction price for the License through an Installment Payment Plan; and

     WHEREAS, as a condition to such agreement, Debtor has agreed to execute the Installment Payment Plan Note of even date ("Note") and to enter into this Agreement and make the pledge and assignment of collateral contemplated herein.

     NOW, THEREFORE, in consideration of the premises, the mutual agreements contained herein and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which is hereby acknowledged, and in order to induce the Commission to permit Debtor to pay the auction price for the License through the Installment Payment Plan, Debtor hereby agrees with the Commission as follows:

     1.   Pledge and Assignment of Collateral of Obligations Under Note.
          -------------------------------------------------------------
Debtor hereby pledges, assigns, hypothecates, delivers, and sets over to the Commission and grants to the Commission a first lien on and continuing security interest in all of the Debtor's rights and interest in the License and all proceeds, profits and products of any sale of or other disposition thereof (collectively the "Collateral"), all as collateral security for the prompt and complete payment when due (whether in accordance with the schedule of payments, at the stated maturity, by acceleration, or otherwise) of the unpaid principal and interest due, and such other additional costs, expenses, late charges, administrative charges, attorneys fees, and default payments assessable under the terms of the Note (all collectively "Obligations"). It is expressly understood by Debtor that all of the terms of the Note apply to this Agreement and that reference herein to "this Agreement" includes both the Security Agreement herein and the Note. For purposes of interpreting the terms used in this Agreement shall have the meaning ascribed to them in the Uniform Commercial Code (Official Text and Comments, American Law Institute).

     2.   Interest of Commission. It is understood and acknowledged by Debtor
          ----------------------
that pursuant to Section 301 of the Communications Act of 1934, as amended, the Commission is charged with the regulatory mandate to maintain control over all channels of radio transmission (the "Spectrum"), and to provide licenses for the use of such radio channels, but not ownership thereof. Debtor understands and acknowledges that it holds a mere conditional license to use the Spectrum with no ownership interest in the Collateral (or any underlying right to use the Spectrum), or any power to assign the License without the prior Approval of the Commission pursuant to Section 310(d) of the Communications Act of 1934, as amended. Debtor further understands and acknowledges that it is giving a security interest to the Commission in the Collateral only to assist the Commission in protecting its ability to enforce the Commission's regulations which condition holding the license in compliance with all then-applicable orders and regulations of the Commission, including, but not limited to, full and timely payment of all payments under the Installment Payment Plan. To that end, and not in derogation of any of the Commission's regulatory authority over the License, Debtor hereby acknowledges that the Commission has a first security interest in the Collateral, and Debtor shall not dispute such first security interest, or the Commission's rights as a secured party hereunder, in any legal or equitable proceeding in which Debtor, or any assignee or trustee of the estate of Debtor in bankruptcy, is a party.

     3.   Compliance with Commission Orders and Regulations. Nothing in this
          -------------------------------------------------
Agreement shall be deemed to modify any then-applicable orders and regulations of the Commission, and nothing in this Agreement shall be deemed to release Debtor from compliance therewith.

     4.   Representations and Warranties of Debtor. Debtor represents and
          ----------------------------------------
warrants to the Commission as follows:

     (a) It has full power, authority and legal right to execute, deliver and perform this Agreement, the Note, and any other documents delivered in connection with the Note, this

Agreement and the transactions contemplated therein to make the debt transaction evidenced by the Note, and to pledge the Collateral pursuant to this Agreement.

     (b) It is a duly organized CORPORATION existing in good standing under the laws of LOUISIANA and is duly qualified to do business wherever necessary to carry on its present operations. Its principal place of business and chief executive office are located at 219 NORTH WASHINGTON STREET, MARKSVILLE, LA 71351.

     (c) The representative of Debtor purporting to act on behalf of Debtor in executing this Agreement, the Note, and any other documents delivered in connection with the Note, this Agreement and the transactions contemplated therein, is duly authorized by Debtor to take all such acts and to execute all such documents.

     (d) No security agreements have been executed and delivered, and no financing statements have been filed in any jurisdiction, granting or purporting to grant a security interest in the Collateral to any secured party except to the Commission.

     (e) No consent of any other party and no consent, license, approval or authorization of, exemption by, or registration or declaration with, any governmental instrumentality, domestic or foreign other than the Commission, is required to be obtained in connection with the execution, delivery or performance of this Agreement, the Note or any other document executed and delivered in connection with the delivery of the Note or this Agreement.

     (f) The execution, delivery and performance of this Agreement and the Note, does not and will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator, governmental instrumentality, domestic or foreign, or of any indenture, contract, agreement or other undertaking to which Debtor is a party or which purports to be binding upon Debtor or upon any of Debtor's assets, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Debtor, except as contemplated by this Agreement.

     (g) All right and interest of any kind in and to the Collateral is held by Debtor or the Commission and by no other party, and the Collateral is free from any lien, security interest, encumbrance or adverse claim of any kind whatsoever thereon. Debtor will not permit any financing statement to be filed with respect to the Collateral or any portion thereof or interest therein except in favor of Secured Party. Debtor will notify Secured Party of, and will defend the Collateral against, all claims and demands of all persons at any time claiming the same or any interest therein.

     5.   Covenants of Debtor. Debtor hereby covenants and agrees as follows:
          -------------------

     (a) That it will defend the Commission's right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.

     (b) That it will execute all financing statements and other instruments or documents related to the perfection of the Commission's security interest, including but not limited to any renewal financing statements or instruments as required to maintain the Commission's security interest, or as otherwise reasonably requested by the Commission, and to file and pay the cost of filing any such instruments or documents as required under this paragraph in whichever public office deemed advisable by the Commission.

     (c) That it will not make any indenture, contract, agreement or other undertaking to which Debtor is a party or which purports to be binding upon Debtor, or upon any of Debtor's assets, that would result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Debtor that would be inconsistent with its pledge and assignment of the Collateral hereunder, except as contemplated by this Agreement. Except for the liens and encumbrances created hereby, Debtor will keep the Collateral free and clear of any lien, security interest or encumbrance.

     (d) That it will pay all costs and expenses, including reasonable attorneys' fees, of the Commission incurred in connection with the enforcement of this Agreement and any and all liability incurred by the Commission resulting from any act or omission of Debtor with respect to the Collateral and this Agreement.

     (e) Debtor will execute, alone or with Secured Party, any document, will procure any document and do all other acts and pay all connected costs, in a timely and proper manner, which from the character or use of the Collateral may be reasonably necessary to protect the Collateral against the rights, claims or interests of third persons, and will otherwise preserve the Collateral as security hereunder. The specific undertakings required of Debtor in this Agreement shall not be construed to exclude the aforementioned general obligation.

     6.   Power of Attorney. Debtor hereby irrevocably constitutes and
          -----------------
appoints the Commission and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in the Commission's discretion, for the purpose of carrying out the terms of this Agreement and, to the extent permitted by applicable law, to take any and all appropriate actions and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Such appointment is a power coupled with an interest until all Obligations have been paid in full by Debtor.

     7.   Event of Default. Debtor shall be in default under this Agreement if
          ----------------
an Event of Default (as defined in the Note) has occurred.

     8.   Remedies. If an Event of Default shall occur, the Commission shall
          --------
thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies relating to the Note, all such remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently at such time or times as Commission deems expedient:

     (a)  the License shall be automatically canceled pursuant to 47 C.F.R.
(S) 1.2110;

     (b) all Obligations; secured hereunder shall become immediately due and payable without presentment, demand, protest, further notice, or other requirements of any kind;

     (c) the Commission may demand, sue for, and collect the outstanding balance of the unpaid Obligations, and make any compromise, or settlement the Commission deems suitable with respect to any Collateral which may be held by it hereunder;

     (d) Debtor hereby acknowledges the Commission's authority, pursuant to the Communications Act of 1934, as amended, and the Commission's orders and regulations then-applicable to such licenses, to conduct another public auction or assign the License in the event that the Commission rescinds, cancels, or revokes the License for any default under this Agreement or any other violation of the terms and conditions of the License. The Undersigned hereby waives all notices prior to the conduct of said public auction or assignment by the Commission or its agents. Debtor further acknowledges that in the event that the Commission rescinds, cancels, or revokes the License for any default under this Agreement or any other violation of the terms and conditions of the License, Debtor has no right or interest in any moneys or evidence of indebtedness given to the Commission by a subsequent licensee of the Spectrum and that all such moneys or evidence of indebtedness are, and shall remain, the full property of the federal Treasury, pursuant to Section 309(j) of the Communications Act of 1934, as amended, and then-applicable Commission orders and regulations.

     (e) In addition to other remedies hereunder, Debtor shall remain liable, and obligated to pay on demand, all costs of collection and reasonable attorneys' fees and expenses incurred or paid by the Commission in enforcing this Agreement including, without limitation, all administrative fees and expenses of the Commission in attempting to collect the Obligations or to enforce this Agreement, or the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and all payments assessed by the Commission in the event of default as specified in Commission orders and regulations applicable to such licenses.

     (f) Debtor hereby acknowledges that the Commission has no adequate remedy at law with respect to a breach of any covenant contained in this Agreement and, as a consequence, agrees that each and every covenant contained in this Agreement shall be specifically enforceable against Debtor, and Debtor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants.

     (g) Secured Party may exercise any and all of the rights and remedies conferred upon Secured Party by this Agreement, any other loan documents, or by applicable law, either concurrently or in such order as Secured Party may determine.

     (h) Secured Party may make such payments and do such acts as Secured Party may deem necessary to protect its secured interest in the Collateral.

     (i) the Commission may exercise any remedies of a Secured Party under the Uniform Commercial Code (Official Text and Comments, American Law Institute), or any other applicable law.

     (j) Secured Party shall have the right to enforce one or more remedies hereunder or under the Note, successively or concurrently, and such action shall not operate to estop or prevent Secured Party from pursuing any further remedy which it may have.

     9.   Severability. Any provision of this Agreement that is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10.  No Waiver; Cumulative Remedies. None of the terms or provisions of
          ------------------------------
this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Commission. The Commission shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies under this Agreement, and no waiver shall be valid unless in writing, signed by the Commission, and then only to the extent therein set forth. A waiver by the Commission of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy which the Commission would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Commission, any right, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right power or privilege. The rights and remedies provided in this Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

     11.  Compliance With Other Applicable Orders and Regulations. Debtor
          -------------------------------------------------------
recognizes that its continued retention of the License, and rights to operate as a Commission licensee thereunder, are conditioned upon compliance with all Commission orders and regulations applicable to the License and the Communications Act of 1934, as amended. Debtor further recognizes that full and timely payment as set forth in the Note does not otherwise relieve it of its obligations otherwise to comply with the then-applicable orders and regulations of the Commission, and the Communications Act of 1934, as amended.

     12.  Applicable Law. This Agreement shall be governed by and construed
          --------------
in accordance with Communications Act of 1934, as amended, then-applicable Commission orders and regulations, as amended, and federal law.

     13.  Successors, Assigns, Designated Agents. Subject to the provisions
          --------------------------------------
of Paragraph 2 of this Agreement regarding the restriction upon Debtor's ability to assign the License, this Agreement shall be binding upon Debtor, its successors and assigns and shall inure to the benefit of the Commission, and its successors and assigns. The Commission may designate agents other than the Commission to act on its behalf with respect to any and all rights and remedies of the Commission under this Agreement or the Note, and such designee shall have all of the rights, powers and remedies available to the Commission within the scope of its designation. Nothing herein, however, shall be construed as granting Debtor any right to sell or assign the License.

     14.  Singular and Plural. Wherever used, the singular number shall include
          -------------------
the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

     15.  Financing Statements. To the extent permitted by applicable law,
          --------------------
Debtor authorizes the Commission to sign and file financing statements at any time with respect to any of the Collateral without the signature of Debtor. Debtor will, however, at the same time and from time to time, execute such financing statements, agreements and other instruments and perform such acts as Commission may request in order to establish and maintain a validly perfected first priority security interest in the Collateral. All reasonable costs of filing and recording will be paid by Debtor.

     16.  Indemnification. Debtor hereby agrees to defend, indemnify and hold
          ---------------
harmless Secured Party and its employees, officers and agents, from and against any and all liabilities, claims and obligations which may be incurred, asserted or imposed upon them or any of them as a result of or in connection with any use, operation, lease or consumption of any of the Collateral or as a result of Secured Party's seeking to obtain performance of any of the obligations due with respect to the Collateral.

     17.  Notices. All notices, requests and demands hereunder shall be in
          -------
writing and shall be deemed to have been duly given, made or served on the earliest of (i) three (3) business days after the date mailed if sent by first-class U.S. mail, postage prepaid, (ii) actual delivery thereof if delivered by hand to the party to be notified, (iii) receipt thereof if sent by express mail or other overnight courier service, or (iv) transmission to the telecopier number listed below for the party to be notified if sent within normal business hours or, otherwise, on the next business day thereafter. In each case such notification with respect to the Debtor and the Commission shall be addressed as set forth below or as may be hereafter designed by the respective parties hereto.


As to Debtor:              WIRELESS 2000, INC.
------------
                           P. 0. BOX 337
                           219 NORTH WASHINGTON STREET
                           MARKSVILLE, LA 71351
                           ATTN: JOAN S. DUCOTE, PRESIDENT

As to the
---------
Commission:                U.S. DEPARTMENT OF THE TREASURY
----------                 P. 0. BOX 44093
                           WASHINGTON, D. C. 20026-4093
                           ATTN: FCC-FMS/DEBT MANAGEMENT SERVICE



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

     DEBTOR:
     ------

                           WIRELESS 2000, INC.

     Date: 11/21/96        By: /s/ Joan S. Ducote
                               ------------------
                           Its:    PRESIDENT


                       FEDERAL COMMUNICATIONS COMMISSION
                       ---------------------------------

     Date: 12/19/96        By: /s/ [signature illegible]
                               -------------------------
                           Its:  Associate Managing Director
                                 for Operations (or designee)

License No.:  PBB304C
Modified License No.:  PBB304C1

                             FIRST MODIFICATION OF
                             ---------------------
                         INSTALLMENT PAYMENT PLAN NOTE
                         -----------------------------
                           FOR BROADBAND PCS C BLOCK
                           -------------------------

     THIS FIRST MODIFICATION OF INSTALLMENT PAYMENT PLAN NOTE ("First Modification") is executed on the 21st day of July, 1998, and is intended to be effective for all purposes as of the 31st day of July, 1998 ("Effective Date"), by and between: (i) WIRELESS 2000, INC., A Louisiana Corporation ("Maker"); and
(ii) FEDERAL COMMUNICATIONS COMMISSION, an independent regulatory agency of the United States ("Payee" or "Commission").

                             W I T N E S S E T H:
                             - - - - - - - - - -

RECITALS:
--------

     R-1. Reference is made to that certain Installment Payment Plan Note made by Maker, payable to the order of the Commission, in the original principal amount of $5,932,575.00 ("Original Note"). The Original Note is secured by, amongst other things (i) that certain Security Agreement by and between the Maker and the Commission ("Security Agreement"); and (ii) those certain Financing Statements related thereto (collectively, "Financing Statements"). The Original Note, Security Agreement, Financing Statements and all other documents evidencing, governing or securing the Original Note, together with any and all amendments, modifications or supplements thereto, are hereinafter collectively referred to as the "Loan Documents". All of the terms, conditions and provisions of the Loan Documents are hereby incorporated herein and made a part hereof in their entireties by this reference.

     R-2. The Security Agreement and Financing Statements created a first lien security interest in the "License" and the "Collateral" (as those terms are defined in the Security Agreement).

     R-3.  Pursuant to that certain Public Notice, DA 97-649 (rel. March 31,
1997) ("Suspension Order"), the Commission suspended the deadline for payment of installment payments required to be made under the Original Note. Pursuant to that certain Second Report and Order and Further Notice of Proposed Rule Making adopted September 25, 1997 and released October 16, 1997 ("Second Report and Order"), the Commission rescinded the Suspension Order and ordered the reinstatement of payments under the Original Note effective March 31, 1998 and agreed to a schedule of payment of all accrued and unpaid interest due under the Original Note. The Second Report and Order was subsequently modified by that certain Order on Reconsideration of the Second Report and Order adopted March 23, 1998 and released

March 24, 1998 ("Order on Reconsideration"). Pursuant to the Order on Reconsideration and the Public Notice, DA-98-741 (rel. April 17, 1998), the date for the resumption of payments under the Original Note was changed to July 31, 1998 as well as certain other modifications to the terms contained in the Second Report and Order.

     R-4. Pursuant to the terms of the Second Report and Order, as modified by the Order of Reconsideration, the Maker elected to disaggregate a portion of the spectrum covered by the License and in return, receive a partial reduction of the principal balance of the Original Note (the "Disaggregation Election"). In order to reflect the Disaggregation Election, the modification to the payment terms with respect to "Suspension Interest" and "Deferred Interest" (as those terms are defined below), and certain other modifications to the terms of the Original Note and Original Security Agreement, (i) Maker and the Commission are modifying the terms of the Original Note by this First Modification (the Original Note, as modified by this First Modification, is hereinafter referred to as the "Note"), (ii) Maker and the Commission are modifying the terms of the Original Security Agreement by this First Modification (the Original Security Agreement, as modified by this First Modification, is hereinafter referred to as the "Security Agreement"), and (iii) Maker is executing and delivering new Financing Statements for the purpose of creating a lien on the "Modified License" (as hereinafter defined) in favor of the Commission (the "New Financing Statements") [the Original Financing Statements, as supplemented by the New Financing Statements, are hereinafter referred to as the "Financing Statements"]. The Original Loan Documents, as amended, modified and/or supplemented by this First Modification and the New Financing Statements, together with any and all amendments, modifications or supplements thereto, are hereinafter collectively referred to as the "Loan Documents". All of the terms, conditions and provisions of the Loan Documents are hereby incorporated herein and made a part hereof in their entireties by this reference.

     R-5. It is the intention of the Maker and the Payee that except as specifically modified by this First Modification, the Original Note and Original Security Agreement shall continue in full force and effect.

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the sum of Ten dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby covenant and agree and amend the Original Note as follows:

     1. The foregoing Recitals, including all terms defined therein, are hereby incorporated in this First Modifications in the same extent as if they had been herein stated in full. The documents referred to in the Original Note shall include the documents referred to therein, as well as any and all modifications, amendments, additions and/or supplements thereto and/or replacements thereof.

     2. This First Modification shall amplify and modify where specifically provided herein but shall not replace the Original Note. Except as specifically modified herein, all the terms, conditions and obligations of the Original Note shall remain in full force and effect, and all of the rights and remedies provided for therein shall be preserved to the Commission. If there is any conflict between the provisions of the First Modification and the provisions of the Original Note, the provisions of this First Modification shall govern and prevail. THE COMMISSION AND MAKER COVENANT AND AGREE THAT THIS FIRST MODIFICATION ONLY MODIFIES THE TERMS OF THE ORIGINAL NOTE AND IS NOT A NOTATION OF THE ORIGINAL NOTE.

     3. The Original Security Agreement, as modified by this First Modification, and the Original Financing Statements, as supplemented by the New Financing Statements, will continue to encumber the License and Collateral (as each of those terms are modified in this First Modification) with a first lien security interest. The Original Note, as modified by this First Modification, and all extensions, renewals, modifications and amendments and consolidations thereof or substitutions therefore shall continue to be secured by the Security Agreement and all other documents, instruments, certifications, security agreements and financing statements executed and delivered in connection therewith by the Maker or by its successors. The Original Note and this First Modification shall be entitled to the benefits of, and to the security required to be provided by, the aforesaid documents, some of which contain provisions for the acceleration of the maturity of the Note upon the happening of certain stated events.

     4. Pursuant to the Disaggregation Election, Maker and the Commission acknowledge and agree that the original principal balance of the Original Note is hereby reduced, effective for all purposes as of the effective date of the Original Note, to $2,834,452.50. Such reduced original principal balance is hereinafter referred to as the "Principal Amount" and the defined term Principal Amount contained in the Original Note is hereby modified to conform to the new original principal balance of the Original Note.

     5. The Amortization Schedule attached to the Original Note as Schedule A is hereby deleted in its entirety. All references in the Original Note to Schedule A are hereby deleted. All payments under the Note shall continue to be made in accordance with the terms of the Original Note, as modified by the provisions of this First Modification.

     6. Maker and the Commission covenant and agree that pursuant to the terms of the Suspension Order and the Second Report and Order, interest payments under the Original Note were suspended for the period effective as of March 31, 1997 through and including March 31, 1998. The entire amount of unpaid interest that accrued during the period beginning with the grant date of the License through and including March 31, 1998 is hereinafter referred to as the "Suspension Interest". All Suspension Interest is to be repaid in eight (8) equal payments with the first such payment being due on the Effective Date. In addition, pursuant to the terms of the Order on Reconciliation, (i) all interest accrued on the Original Note from April 1, 1998 through the Effective Date ("Deferred Interest") is due and payable in full on the Effective Date, (ii) all payments under the Note were reinstated as of the Effective Date, and (iii) the schedule for making quarterly interest and/or principal payments under the Note was changed to require quarterly payments on October 31, January 31, April 30 and July 31 of each year without any modification to the amounts for each payment as provided in the Original Note, with the first such payment being due and payable on October 31, 1998. Based upon the foregoing, the Original Note is hereby amended to provide that the payments of interest and principal shall be as follows:

     (a) On the Effective Date, Maker shall make a payment to Payee in the amount of all Deferred Interest ("Deferred Interest Payment").

     (b) On the Effective Date, and continuing on each following October 31, January 31, April 30 and July 31 thereafter until all Suspension Interest has been paid in full, Maker shall make a payment equal to one-eighth (1/8th) of the Suspension Interest outstanding as of March 31, 1998 ("Suspension Interest Payment").

     (c) Commencing on October 31, 1998, and continuing on each January 31, April 30, July 31 and October 31 thereafter (such quarterly dates are hereinafter referred to as the "New Quarterly Payment Dates" or individually a "New Quarterly Payment Date"), Maker shall make equal, consecutive quarterly payments of interest only at the "Annual Rate" (as that term is defined in the Original Note) based upon the reduce Principal Amount as provided herein. On each New Quarterly Payment Date, all accrued and outstanding interest for the applicable calendar quarter shall be due and payable in full. The last quarterly interest only payment shall be due on the New Quarterly Payment Date occurring immediately prior to the date that the first quarterly payment of principal and interest is due.

     (d) Commencing on the "First Principal Repayment Date" (as hereinafter defined), and continuing on each New Quarterly Payment Date thereafter until the "Maturity Date" (as that term is defined in the Original Note), Maker shall pay principal and interest in equal quarterly installments equal to all accrued interest during the applicable calendar quarter plus a principal payment calculated using an amortization schedule which would result in the Note being repaid in full over a four (4) year term comprised of sixteen (16) quarterly payment periods. The "First Principal Repayment Date" shall be (i) the date provided in the Original Note for the first payment of principal and interest if such date is a New Quarterly Payment Date, or (ii) the first New Quarterly Payment Date following the date currently provided in the Original Note for the first payment of principal and interest if the first quarterly payment of principal and interest required under the Original Note is due on a day other than one of the New Quarterly Payment Dates.

     (e) The Maker and the Commission acknowledge and agree that no modification is being made to the "Maturity Date" (as that term is defined in the Original Note) and that the entire "Principal Amount" (as that term is defined in the Original Note), together with accrued and unpaid interest thereon, and all other remaining obligations of Maker under the Note, if not sooner paid, shall be due and payable on the Maturity Date.

     (7) The sixth (6th) paragraph of the Original Note reading "All interest shall be computed on the basis of a 360-day year for actual days elapsed." is hereby deleted in its entirety and replaced with the following:

          Interest on the Principal Amount of this Note shall be computed at the Annual Rate on the basis of a three hundred sixty (360)-day year composed of twelve (12) months of thirty (30) days each, except that interest due and payable for a period of less than a full quarterly payment period shall be calculated by dividing the full quarterly payment by the actual number of calendar days in the applicable quarterly payment period to create a daily rate that is multiplied by the actual number of days elapsed since the last day of the previous quarterly payment period.

     (8) If the Suspension Interest Payment and the Deferred Interest Payment due on the Effective Date are received by the Commission on or before October 29, 1998, together with any applicable late fee, Maker and the Commission agree that the paragraphs of the Original Note defining when an "Event of Default" occurs will be modified by deleting in their entirety the provisions beginning with the phrase "a non-payment by Maker of any Principal or Interest on the due date. . ." and continuing through ". . ., Maker has not resumed payments of Interest and Principal in accordance with the terms of this Note; or "and replace with the following:

          a. Any non-payment by Maker of any Principal and/or Interest on the due date specified hereinabove, and the failure to make such payment, together with all applicable "Late Fees" (as hereinafter defined) within one hundred eighty (180) days after such Principal and/or Interest payment due date; or

     (9) The Original Note is hereby amended to provide that in addition to the Events of Default listed therein, as modified by this First Modification, it shall be an Event of Default under the Note if either the Suspension Interest Payment due on the Effective Date or the Deferred Interest Payment due on the Effective Date is not received by the Commission on or before October 29, 1998. No additional grace or cure period shall be applicable to such payment. All other payments of Suspension Interest shall be subject to the same terms and conditions as the remaining Principal and/or Interest payments under the Note.

     (10) The paragraph of the Original Note which imposes a late fee upon the occurrence of any Event of Default is hereby modified by deleting in its entirety the sentence reading "Upon any Event of Default under this Note, Payee may assess a late fee and/or administrative charge, plus the costs of collection, litigation, attorneys' fees, and default payment as specified in the then-applicable orders and regulations of the Commission as amended, and Maker acknowledges that it is liable and herein expressly promises to pay on demand such additional costs, expenses, late charges, administrative charges, attorneys fees, and default payment." and substituting in its place the following:

               Should any payment of Principal and/or Interest required under this Note not be paid in full on the due date as specified hereinabove, Maker acknowledges that the Payee will incur extra expenses for the handling of the delinquent payment and servicing the indebtedness evidenced hereby, and that the exact amount of theses extra expenses is extremely difficult and impractical to ascertain. Therefore, Maker shall, in such event, without further notice, and without prejudice to the right of the Payee to collect any other amounts provided to be paid hereunder or under the Security Agreement, or to declare an Event of Default, pay to the Commission the "Late Fee" (as hereinafter defined) to compensate Payee for expenses incurred in handling delinquent payments and the Maker confirms and agrees that the Late Fee is a fair approximation of the expenses so incurred by the Payee. The "Late Fee" is defined as the total, if any, of the "Non-Delinquency Late Fee" and the "Grace Period Late Fee" (as hereinafter defined). The "Non-Delinquency Late Fee" shall be an amount equal to five percent (5.0%) of any Principal and/or Interest payment required to be made hereunder and shall be automatically assessed if such payment is not made on the original date that such Principal and/or Interest Payment is due (without the benefit of any notice of grace period). If such Principal and/or Interest payment, together with the Non-Delinquency Late Fee, is not made on or before the ninetieth (90th)-day after the original date that such Principal and/or Interest payment was due, such payment shall automatically be subject to a second late fee (the "Grace Period Late Fee") equal to ten percent (10.0%) of the amount of such past due Principal and/or Interest Payment (without the benefit of any notice or grace period) in addition to the Non-Delinquency Late Fee.

               In addition to the foregoing, there shall also automatically be imposed on Maker, and Maker shall pay to the Commission without further notice, and without prejudice to the right of the Payee to collect any other amounts provided to be paid hereunder or under the Security Agreement, or to declare an Event of Default, the "Resumption Date Late Fee" (as hereinafter defined ) to compensate Payee for expense incurred in handling delinquent payment of the Suspension Interest Payment due on the Effective Date and/or the Deferred Interest Payment. The Maker confirms and agrees that the Resumption Date Late Fee is a fair approximation of the expenses so incurred by the Payee. The "Resumption Date Late Fee" shall be an amount equal to (i) five percent (5.0%) of the Suspension Interest Payment due on the Effective Date if such payment is not received by the Payee on the Effective Date (without the benefit of any notice or grace period), and (ii) five percent (5.0%) of the Deferred Interest Payment due on the Effective Date if such payment is not received by the Payee on the Effective Date (without the benefit of any notice or grace period).

Maker and Payee agree that all references in the Original Note to a late fee shall be deemed to be a reference to the Late Fee and/or the Resumption Date Late Fee, as applicable.

     (11) Pursuant to the Disaggregation Election, the Maker has returned to the Commission one-half (1/2) of the spectrum represented by the License and retained the right to use the remaining one-half (1/2) of the spectrum represented by the License. In order to evidence the license for the retained spectrum, the Commission has issued an amended license to the Maker, license number PBB304C1 (herein referred to as the "Modified License"). Maker and the Commission covenant and agree that all references in the Original Security Agreement to "License" shall be deemed to refer to the License, as modified by the Modified License, and all references in the Original Security Agreement to "Collateral" shall be deemed to refer to all of the Maker's rights and interest in the License, as modified by the Modified License, and all proceeds, profits and products of any sale or other disposition thereof. In order to confirm the continuing lien, operation and effect of the Security Agreement on the License, as modified by the Modified License, and the Collateral, Maker does hereby regrant and reconvey unto the Commission, its successors and assigns, a security interest in the License, as modified by the Modified License, together with all other rights and property granted to the Commission pursuant to the terms of the Original Security Agreement. The foregoing grant by Maker shall be deemed to be a grant and conveyance of a security interest upon all of the terms and conditions contained in the Original Security Agreement without the necessity of repeating the Original Security Agreement herein in its entirety.

     12. Maker represents and warrants that its principal place of business and chief executive office is located at Marksville, Louisiana.

     13. All defined terms contained in the Loan Documents shall have the same meaning as set forth therein except as may otherwise be expressly set forth in this First Modification. Maker and the Commission covenant and agree that the reference in the Security Agreement to the "Note" shall be deemed a reference to the Original Note, as modified by this First

Modification.

     14. This First Modification constitutes the entire agreement regarding the amendment and modification of the Original Note between Maker and the Commission and is intended by Maker and the Commission to be a complete, exclusive and final integration of all prior and contemporaneous agreements and negotiations of Maker and the Commission concerning the amendment and modification of the Original Note. There have been no other agreements, covenants, representations or warranties between the Maker and the Commission regarding the amendment and modification of the Original Note other than those expressly stated or referred to in this First Modification or any document delivered pursuant hereto.

     15. This First Modification may be amended or modified only by written instruments signed by Maker and Commission. If any covenant, condition or provision of this First Modification is declared by a court of competent jurisdiction to be invalid and not binding on the Maker and/or the Commission, such declaration shall in no way affect the validity of the other remaining covenants, conditions and provisions of this First Modification.

     16. This First Modification shall bind, inure to the benefit of and be enforceable by Maker and the Commission, their respective heirs, beneficiaries, legal representatives, successors and assigns.

     17. Except as modified by this First Modification, Maker agrees that the Original Note shall continue in full force and effect without modification, and the Original Note and all of the other Loan Documents are hereby expressly approved, ratified, confirmed and reaffirmed by all parties to this First Modification. Maker hereby acknowledges and agrees that it has no claims, counterclaims, set-offs, defenses or other causes of action against the Commission and/or under the Note, Security Agreement or nay of the other Loan Documents and to the extent that any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, they are hereby waived and forever relinquished by the Maker.

     18. This First Modification shall be governed and construed in accordance with the Communications Act of 1934, as amended from time to time, the then applicable orders and regulations of the Commission and federal law.

     19. This First Modification may be executed in counterparts, each of which shall be deemed to be an original and all of which shall collectively be deemed to constitute a single document.

     IN WITNESS WHEREOF, intending to be legally bound, the undersigned Maker and the Commission have each executed this First Modification, under seal, as of the day and year first hereinabove written.

                           [SIGNATURE PAGES FOLLOW]

                                SIGNATURE PAGE

                             FIRST MODIFICATION OF

                         INSTALLMENT PAYMENT PLAN NOTE


                                        MAKER:


Witness/Attest:                         WIRELESS 2000, INC.

                                        A, Louisiana Corporation

/s/ Donna Mayeux
----------------
                                        By: /s/ Joan S. Ducote
                                            ----------------------
                                        Name:   Joan S. Ducote
                                              --------------------
                                        Title:  President
                                              --------------------

                                        Date:  July 21, 1998

                                SIGNATURE PAGE

                             FIRST MODIFICATION OF

                         INSTALLMENT PAYMENT PLAN NOTE



                                  COMMISSION:

Witness/Attest:                   FEDERAL COMMUNICATIONS COMMISSION

__________________________
                                  By:    ___________________________________

                                  Name:  ___________________________________
                                  Its:   Authorized Signatory for the
                                         Wireless Telecommunications Bureau,
                                         Federal Communications Commission

                                                                 Schedule 2.2(3)


SCHEDULE OF REQUIRED PAYMENTS FROM TELECORP TO WIRELESS 2000 FOR MONROE REIMBURSEMENT AND PRIOR INTEREST PAYMENTS

Monroe Reimbursement                                             $200,000.00

Prior Interest Payments Made by Wireless

July 31, 1998                                                    $238,746.74

October 31, 1998                                                 $198,621.75

                                                                 -----------
Total Due From TeleCorp                                          $637,368.49

                                                                    SCHEDULE 4.2

                               Wireless Consents
                               -----------------

         The execution, delivery and performance of the Agreement will or may require the following consents and approvals, without which Wireless will be in violation of contracts and agreements to which it is party, and its actions would constitute a breach and default of such agreements, to-wit:

         1.  The Federal Communications Commission;

         2. Consent, approval and waiver of certain rights by Century Telephone Enterprises, Inc. and Century Personal Access Networks, Inc. (as to the Stock Pledge Agreement); and

         3. Consent, approval and waiver of certain rights by Wireless 2000, Inc., and its stockholders (as to the Stock Pledge Agreement).

                                                                    SCHEDULE 4.3


                              Wireless Litigation
                              -------------------

None.

                                                                    SCHEDULE 4.6


                           Wireless FCC Proceedings
                           ------------------------

None.

                                                                    SCHEDULE 5.2


                               Company Consents
                               ----------------

         The execution, delivery and performance of the Agreement will or may require the following consents, approvals and reviews:

         1.   The Federal Communications Commission.

         2.   AT&T Wireless pursuant to Section 7.1(4) and 7.2(8) of the
              Agreement.

                                                                    SCHEDULE 5.6


                            Company Capitalization
                            ----------------------

                                  Schedule V
             Share Allocation Without Supplemental Allocation (a)

                                              Preferred Stock
----------------------------------------------------------------------------------------------------------------------
Series A           Series B         Series C         Series D        Series E         Series F         Senior Common
----------------------------------------------------------------------------------------------------------------------
66,722.81          0.00             135,347.75       34,266.97       19,660.81        33,361.41        0.00
----------------------------------------------------------------------------------------------------------------------

                                                   Common
----------------------------------------------------------------------------------------------------------------------
Series A              Series B           Tracking C          Tracking D         Voting Preference   Total
----------------------------------------------------------------------------------------------------------------------
156,049.57            0.00               918.47              2,755.41           10.00               193,084.85
----------------------------------------------------------------------------------------------------------------------

                                  Schedule V
               Share Allocation Without Supplemental Allocation

                                                Preferred Stock
----------------------------------------------------------------------------------------------------------------------
Series A           Series B         Series C         Series D        Series E         Series F         Senior Common
----------------------------------------------------------------------------------------------------------------------
66,722.81          0.00             142,680.29       34,266.97       19,660.81        33,361.41        0.00
----------------------------------------------------------------------------------------------------------------------

                                                     Common
----------------------------------------------------------------------------------------------------------------------
Series A              Series B           Tracking C          Tracking D         Voting Preference   Total
----------------------------------------------------------------------------------------------------------------------
163,318.80            0.00               918.47              2,755.41           10.00               200,354.08
----------------------------------------------------------------------------------------------------------------------

                                                                  EXHIBIT 6.5(b)

                            STOCK PLEDGE AGREEMENT


     This Agreement, dated as of _______________ ___, 199_, is between the stockholders of Wireless 2000, Inc. ("Wireless") listed on Schedule 1 attached hereto (together with their respective successors and assigns, each a "Pledgor"
                                                                       -------
and collectively, the "Pledgors"), and TeleCorp PCS, Inc., a Delaware
                       --------
corporation ("TeleCorp"). Capitalized terms defined in the Acquisition Agreement (defined below) and not otherwise defined herein are used herein with the meanings so defined. Except as the context otherwise explicitly requires, (a) the word "including" shall be construed as "including without limitation", (b) terms defined in the UCC and not otherwise defined herein have the meaning provided under the UCC, (c) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect, and (d) references to a particular Person include such Person's successors and assigns to the extent not prohibited by this Agreement.

                                   RECITALS

     WHEREAS, TeleCorp and Wireless are parties to that certain license acquisition agreement dated December 2, 1998 (the "Acquisition Agreement");

     WHEREAS, pursuant to (S)6.5 of the Acquisition Agreement, TeleCorp has agreed to make interest payments to the FCC or the Treasury on behalf of Wireless that may become due under the FCC Debt prior to Closing (collectively, "Advances");

     WHEREAS, as a condition to the Company's agreement to make Advances and in order to secure Wireless' repayment of Advances under the Acquisition Agreement ("Repayment") in the event either Wireless or TeleCorp terminates the Acquisition Agreement, the parties hereto have agreed to execute and deliver this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto, intending to be legally bound hereby, agree as follows:

1.   Security.
     --------

     1.1  Collateral. As security for Repayment to TeleCorp by Wireless in the
          ----------
event either Wireless or TeleCorp terminates the Acquisition Agreement, each Pledgor mortgages, pledges and collaterally grants and assigns to TeleCorp, and creates a security interest in favor of TeleCorp, all of such Pledgor's right, title and interest in and to (but none of its obligations or liabilities with respect to) the securities set forth opposite of such Pledgor's name on Schedule 1, whether now owned or hereafter acquired, all of which shall be included in the term "Collateral":

          1.1.1  Pledged Stock. (a) All shares of capital stock or other
                 -------------
     evidence of beneficial ownership interest in Wireless, and (b) all options, warrants and similar rights to acquire such capital stock or interests. All such capital stock, interests, options, warrants and other rights are collectively referred to as the "Pledged Stock".
                                      -------------

          1.1.2  Pledged Rights. All rights to receive profits or surplus of, or
                 --------------
     other distributions (including income, return of capital and liquidating distributions). All such rights are collectively referred to as the "Pledged Rights".
      --------------
     1.2  Representations, Warranties and Covenants with Respect to Collateral.
          --------------------------------------------------------------------
Each Pledgor represents, warrants and covenants to TeleCorp that:

          1.2.1  Pledged Stock. All shares of capital stock and other securities
                 -------------
     included in the Pledged Stock are and shall be at all times duly authorized, validly issued, fully paid and (in the case of capital stock) non-assessable. Each Pledgor will deliver to TeleCorp certificates representing the Pledged Stock, registered, if TeleCorp so requests, in the name of TeleCorp or its nominee, as pledgee, or accompanied by a stock transfer power executed in blank and, if TeleCorp so requests, with the signature guaranteed, all in form and manner satisfactory to TeleCorp. Pledged Stock that is not evidenced by a certificate will be registered in TeleCorp's name as pledgee on the issuer's records, all in form and substance satisfactory to TeleCorp. TeleCorp may at any time transfer into its name or the name of its nominee, as pledgee, any Pledged Stock.

          1.2.2  No Liens or Restrictions on Transfer. All Collateral shall be
                 ------------------------------------
     free and clear of any Liens and restrictions on the transfer thereof. None of the Pledged Stock is subject to any option to purchase or similar rights of any Person.

     1.3  Administration of Collateral. The Collateral shall be administered as
          ----------------------------
follows, and if an Event of Default shall have occurred, Section 1.4 shall also apply.

          1.3.1  Pledged Stock.
                 -------------

                 (a)   Distributions. Until an Event of Default shall occur,
                       -------------
          each Pledgor shall be entitled to receive all distributions on or with respect to the Pledged Stock (other than distributions constituting additional Pledged Stock). All distributions constituting additional Pledged Stock will be retained by TeleCorp (or if received by any Pledgor shall be held by such Pledgor in trust and shall be immediately delivered by such Pledgor to TeleCorp in the original form received, endorsed in blank) and held by TeleCorp as part of the Collateral.

                 (b) If an Event of Default shall have occurred, all distributions on or with respect to the Pledged Stock shall be retained by TeleCorp (or if received by any Pledgor shall be held by such Pledgor in trust and shall be immediately delivered by it to TeleCorp in the original form received, endorsed in blank) and held by TeleCorp as part of the Collateral or applied by TeleCorp to the payment of the Repayment in accordance with Section 1.4.5.


          1.3.2  Voting.
                 ------

                 (a) Until an Event of Default shall occur, each Pledgor shall be entitled to vote or consent with respect to Pledged Stock in any manner.

                 (b) If an Event of Default shall have occurred, if and to the extent that TeleCorp shall so notify the Pledgors in writing, only TeleCorp shall be entitled to vote or consent or take any other action with respect to the Pledged Stock (and the Pledgors will, if so requested, execute or cause to be executed appropriate proxies therefor).

     1.4  Right to Realize upon Collateral. Except to the extent prohibited by
          --------------------------------
applicable law that cannot be waived, this Section 1.4 shall govern TeleCorp's right to realize upon the Collateral if any Event of Default shall have occurred. The provisions of this Section 1.4 are in addition to any rights and remedies available at law or in equity. Upon an Event of Default, the following provisions shall apply:

          1.4.1  General Authority. To the extent specified in written notice
                 -----------------
     from TeleCorp to the Pledgors, each Pledgor grants TeleCorp full and exclusive power and authority, subject to the other terms hereof and applicable law, to take any of the following actions (for the sole benefit of TeleCorp, but at each Pledgor's expense):

                 (a) To ask for, demand, take, collect, sue for and receive all payments in respect of any Pledged Stock which such Pledgor could otherwise ask for, demand, take, collect, sue for and receive for its own use.

                (b) To settle, compromise, prosecute or defend any action or proceeding with respect to any Pledged Stock and to enforce all rights and remedies thereunder which such Pledgor could otherwise enforce.

                  (c) To notify the third party payor with respect to any Pledged Stock of the existence of the security interest created hereby and to cause all payments in respect thereof thereafter to be made directly to TeleCorp; provided, however, that whether or not TeleCorp
                                --------  -------
          shall have so notified such payor, such Pledgor will at its expense render all reasonable assistance to TeleCorp in collecting such items and in enforcing claims thereon.

                  (d) To sell, transfer, assign or otherwise deal in or with any Collateral or the proceeds thereof, as fully as such Pledgor otherwise could do.

          1.4.2   Marshaling. TeleCorp shall not be required to make any demand
                  ----------
     upon, or pursue or exhaust any of its rights or remedies against, the Pledgors or any other guarantor, pledgor or any other Person with respect to the Repayment or to pursue or exhaust any of its rights or remedies with respect to any collateral therefor or any direct or indirect guarantee thereof. TeleCorp shall not be required to marshal the Collateral or to resort to the Collateral in any particular order, and all of its rights hereunder shall be cumulative. To the extent it may lawfully do so, each Pledgor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against TeleCorp, any valuation, stay, appraisement, extension, redemption or similar laws now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement or otherwise. Without limiting the generality of the foregoing, each Pledgor (a) agrees that it will not invoke or utilize any law which might prevent, cause a delay in or otherwise impede the enforcement of the rights of TeleCorp in the Collateral, (b) waives all such laws, and (c) agrees that it will not invoke or raise as a defense to any enforcement by TeleCorp of any rights and remedies relating to the Collateral or any legal or contractual requirement with which TeleCorp may have in good faith failed to comply. In addition, each Pledgor waives any right to prior notice (except to the extent expressly required by this Agreement) or judicial hearing in connection with foreclosure on or disposition of any Collateral, including any such right which such Pledgor would otherwise have under the Constitution of the United States of America, any state or territory thereof or any other jurisdiction.

          1.4.3   Sales of Collateral. All or any part of the Collateral may be
                  -------------------
     sold for cash or other value in any number of lots at public or private sale, without demand, advertisement or notice; provided, however, that
                                                    --------  -------
     unless the Collateral to be sold threatens to decline speedily in value or is of a type customarily sold on a recognized market, TeleCorp shall give the Pledgors 10 days' prior written notice of the time and place of any public sale, or the time after which a private sale may be made, which notice each Pledgor and TeleCorp hereby agrees to be reasonable. At any sale or sales of Collateral, TeleCorp or any of its respective officers acting on its behalf, or TeleCorp's assigns, may bid for and purchase all or any part of the property and rights so sold, may use all or any portion of the Repayment as payment for the property or rights so purchased, and upon compliance with the terms of such sale may hold and dispose of such property and rights without further accountability to the Pledgors, except for the proceeds of such sale or sales pursuant to Section
     1.4.5. Each Pledgor acknowledges that any such sale will be made by TeleCorp on an "as is" basis with disclaimers of all warranties, whether express or implied. Each Pledgor will execute and deliver or cause to be executed and delivered such instruments, documents, assignments, waivers, certificates and affidavits, will supply or cause to be supplied such further information and will take such further action as TeleCorp shall request in connection with any such sale.

          1.4.4   Sale without Registration. If, at any time when TeleCorp shall
                  -------------------------
     determine to exercise its rights hereunder to sell all or part of the securities included in the Collateral, the securities in question shall not be effectively registered under the Securities Act (or other applicable law), TeleCorp may, in its sole discretion, sell such securities by private or other sale not requiring such registration in such manner and in such circumstances as TeleCorp may deem necessary or advisable in order that such sale may be effected in accordance with applicable securities laws without such registration and the related delays, uncertainty and expense. Without limiting the generality of the foregoing, in any event TeleCorp may, in its sole discretion, (a) approach and negotiate with a single purchaser or one or more possible purchasers to effect such sale, (b) restrict such sale to one or more purchasers each of whom will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such securities, and (c) cause to be placed on certificates representing the securities in question a legend to the effect that such securities have not been registered under the Securities Act (or other applicable law) and may not be disposed of in violation of the provisions thereof. Each Pledgor agrees that such manner of disposition is commercially reasonable, that it will upon TeleCorp's request give any such purchaser access to such information regarding the issuer of the securities in question as TeleCorp may reasonably request and that TeleCorp shall not incur any responsibility for selling all or part of the securities included in the Collateral at any private or other sale not requiring such registration, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration under the Securities Act (or other applicable law) or until made in compliance with certain other rules or exemptions from the registration provisions under the Securities Act (or other applicable law). Each Pledgor acknowledges that no adequate remedy at law exists for breach by it of this Section 1.4.4 and that such breach would not be adequately compensable in damages and therefore agrees that this Section 1.4.4 may be specifically enforced.

          1.4.5   Application of Proceeds. The proceeds of all sales and
                  -----------------------
     collections in respect of any Collateral or other assets of the Pledgors all funds collected from the

      Pledgors and any cash contained in the Collateral, the application of which is not otherwise specifically provided for herein, shall be applied as follows:

          First, to the Repayment, the payment of the costs and expenses of such sales and collections, the reasonable expenses of TeleCorp and the reasonable fees and expenses of its counsel; and

          Second, any surplus then remaining shall be paid to the Pledgors, subject, however, to the rights of the holder of any then existing Lien of which TeleCorp has actual notice.

     1.5  Custody of Collateral. Except as provided by applicable law that
          ---------------------
cannot be waived, TeleCorp will have no duty as to the custody and protection of the Collateral, the collection of any part thereof or of any income thereon or the preservation or exercise of any rights pertaining thereto, including rights against prior parties, except for the use of reasonable care in the custody and physical preservation of any Collateral in its possession. TeleCorp will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent selected by TeleCorp acting in good faith.

2.   Representations and Warranties. In order to induce TeleCorp to make
     ------------------------------
Advances under the Acquisition Agreement, each Pledgor represents and warrants to TeleCorp that:

     2.1  Organization and Business. If a Pledgor is a corporation, such Pledgor
          -------------------------
is a duly organized and validly existing corporation, in good standing under the laws of the state of its incorporation, with all power and authority, corporate or otherwise, necessary (a) to enter into and perform this Agreement, and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of such Pledgor have been previously delivered to TeleCorp and are correct and complete, or prior to the delivery of any Advance by TeleCorp to Wireless under the Acquisition Agreement, such organizational documents of each corporate Pledgor will be delivered to TeleCorp in a form that is correct and complete.

     2.2  Authorization and Enforceability. If a Pledgor is a corporation, such
          --------------------------------
Pledgor has taken all corporate action required to execute, deliver and perform this Agreement. This Agreement constitutes the legal, valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms.

     2.3  No Legal Obstacle to Agreements. Neither the execution, delivery and
          -------------------------------
performance of this Agreement, nor the consummation of any transaction referred to in or contemplated by this Agreement, has constituted or resulted, or will constitute or result, in:

               (a) Any breach or termination of the provisions of any agreement, instrument, deed or lease to which such Pledgor is a party or by which it is bound, or of the Charter or By-laws of such Pledgor; or

               (b) The violation of any law, statute, judgment, decree or governmental order, rule or regulation applicable to such Pledgor.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by such Pledgor in connection with the execution, delivery and performance of this Agreement or the transactions contemplated hereby.

3.   Definitions.
     -----------

     3.1  "Agreement" means this Pledge Agreement as amended, modified and from
           ---------
time to time in effect.

     3.2  "Collateral" is defined in Section 1.1.
           ----------

     3.3  "Event of Default" shall mean:
           ----------------

          3.3.1 Failure of Wireless to make the Repayment pursuant to the terms of the Acquisition Agreement.

          3.3.2 An involuntary petition for bankruptcy is commenced against Wireless and the petition shall not have been dismissed, stayed, bonded or discharged within sixty (60) days after filing of the petition; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of Wireless in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect, or any other similar relief shall be granted under any applicable federal, state, local or foreign law.

          3.3.3 Wireless shall (1) commence a voluntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect, (2) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (3) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (4) make any assignment for the benefit of creditors, or (5) take any corporate action to authorize any of the foregoing.

          3.3.4 Upon a "Change of Control," defined as any consolidation, reorganization or merger of Wireless or any sale of all or substantially all of the assets of Wireless (not including the transfer of 15 MHz of the Lake Charles License that is not included in the

     Disaggregated Licenses), including without limitation, a transfer of any of the Disaggregated Licenses not in accordance with the terms and conditions of the Acquisition Agreement.

          3.3.5 In the event any lien granted under this Agreement shall cease to be a perfected lien.

          3.3.6 An occurrence of a default in the due performance or observance of any term, covenant or agreement required to be performed or observed pursuant hereto; provided that a default shall not be an Event of Default unless Wireless fails, after written notice thereof, to cure such default within thirty (30) days of receipt of such notice, or such additional time as may be necessary to cure such default so long as Wireless continues diligently to prosecute such cure.

     3.4  "Pledged Rights" is defined in Section 1.1.2
           --------------
     3.5  "Pledged Stock" is defined in Section 1.1.1.
           -------------

4.   Defeasance. Upon (i) Closing of the Acquisition Agreement, or (ii) in the
     ----------
event either TeleCorp or Wireless terminates the Acquisition Agreement, TeleCorp's receipt of the Repayment by Wireless, this Agreement shall terminate and, at the Pledgors' written request, accompanied by such certificates and other items as TeleCorp shall reasonably deem necessary, the Collateral shall revert to the Pledgors and the right, title and interest of TeleCorp therein shall terminate. Thereupon, on the Pledgors' demand and at its cost and expense, TeleCorp shall execute proper instruments, acknowledging satisfaction of and discharging this Agreement, and shall redeliver to the Pledgors any Collateral then in its possession.

5.   Successors and Assigns.  This Agreement is binding upon and is solely for
     ----------------------
the benefit of the parties hereto and their respective permitted successors, legal representatives and permitted assigns. Neither party may assign its rights and obligations hereunder without the prior written consent of the other party, except that TeleCorp shall have the right to assign its rights under this Agreement to the lenders (the "Lenders") named in the Credit Agreement, dated as
                               -------
of July 17, 1998, by and amongTeleCorp, the lenders party thereto and the Chase Manhattan Bank, as Administrative Agent, TD Securities (USA) Inc., as Syndication Agent, and Bankers Trust Company, as Documentation Agent (the "Credit Agreement"), as security pursuant to the terms of the Credit Agreement and the documents and instruments executed therewith, it being understood that, in connection with any such assignment to the Lenders, the Lenders shall not assume any obligations of TeleCorp hereunder.

6.   Notices. Any notice or other communication in connection with this
     -------
Agreement shall be deemed to be given if given in writing (including telex, telecopy or similar teletransmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in

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

fully legible form to such address (evidenced in the case of a telex by receipt of the correct answerback) or (b) in the case of a letter, five business days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

     If to the Pledgors, to their respective address set forth in Schedule 1 hereto.

     If to TeleCorp, to it at its address specified in or pursuant to Section
10.3 of the Acquisition Agreement.

7.   Venue; Service of Process.
     -------------------------

               (a) Each Pledgor irrevocably submits to the nonexclusive jurisdiction of the state courts of the Commonwealth of Virginia and to the nonexclusive jurisdiction of any United States District Court in Virginia for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof; and

               (b) Each Pledgor waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of any such proceeding is improper, or that this Agreement, or the subject matter hereof, may not be enforced in or by such court.

8.   WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH
     --------------------
CANNOT BE WAIVED, EACH OF TELECORP AND EACH PLEDGOR WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND OR ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE ACQUISITION AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR IN ANY WAY CONNECTED WITH THE DEALINGS OF TELECORP OR THE PLEDGORS IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. Each Pledgor acknowledges that it has been informed by TeleCorp that the provisions of this Section 8 constitute a material inducement upon which TeleCorp has relied, is relying and will rely in entering into the Acquisition Agreement, and that it has reviewed the provisions of this Section 8 with its counsel. TeleCorp or the Pledgors may file an original counterpart or a copy of this Section 8 with any court as written evidence of the consent of TeleCorp and the Pledgors to the waiver of the right to trial by jury.

9.   General. All covenants, agreements, representations and warranties made in
     -------
this Agreement or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by TeleCorp, notwithstanding any investigation made by TeleCorp, and shall survive the execution and delivery to TeleCorp hereof. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof. This Agreement constitute the entire understanding of the parties with respect to the subject matter hereof and supersede all prior and current understandings and agreements, whether written or oral. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the Commonwealth of Virginia.

10.  Further Assurances. Each Pledgor represents and warrants to TeleCorp that
     ------------------
after the execution date hereof it will execute and deliver, or cause to be executed and delivered, such instruments, documents and the like, and will take such further action as TeleCorp shall request, necessary or appropriate to effect the transactions contemplated under this Agreement.

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.

                                          WIRELESS STOCKHOLDERS:


                                          ____________________________________
                                          Name:  _____________________________

                                          ____________________________________
                                          Name:  _____________________________

                                          ____________________________________
                                          Name:  _____________________________

                                          ____________________________________
                                          Name:  _____________________________



                                          TELECORP PCS, INC.

                                          By:    _____________________________
                                          Name:  _____________________________
                                          Title: _____________________________